                                             1933 Act Registration No.  33-10261
                                             1940 Act Registration No.  811-4905

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 18, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             (Registration No. 33-10261)
                         Pre-Effective Amendment No.
                                                     -------
                         Post-Effective Amendment No.   36
                                                     -------
                                        AND/OR
                           REGISTRATION STATEMENT UNDER THE
                            INVESTMENT COMPANY ACT OF 1940
                             (Registration No. 811-4905)
                                Amendment No.    36
                                              -------
                           (Check appropriate box or boxes)

                                   PIPER FUNDS INC.
                                   ----------------
                  (Exact Name of Registrant as Specified in Charter)

           Piper Jaffray Tower, 222 South 9th Street, Minneapolis, MN 55402
           ----------------------------------------------------------------
       (Address of Principal Executive Offices)                      (Zip Code)
         Registrant's Telephone Number, Including Area Code:  (612) 342-6384
                                                              --------------
                                     Paul A. Dow
                        Piper Capital Management Incorporated
                                 Piper Jaffray Tower
                  222 South 9th Street, Minneapolis, Minnesota 55402
                  --------------------------------------------------
                       (Name and Address of Agent for Service)

                                       Copy to:
                                Kathleen L. Prudhomme
                                 Dorsey & Whitney LLP
                                220 South Sixth Street
                             Minneapolis, Minnesota 55402

   X     immediately upon filing pursuant to paragraph (b) of rule 485
-------
         on (specify date) pursuant to paragraph (b) of rule 485
-------
         75 days after filing pursuant to paragraph (a) of rule 485, unless ------- effectiveness is accelerated by the staff of the Securities and
         Exchange Commission
         on (specify date) pursuant to paragraph (a) of rule 485
-------
         60 days after filing pursuant to paragraph (a) of rule 485
-------

    The Registrant has registered an indefinite number of its common shares pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended September 30, 1996 was filed on November 29, 1996.

                                   PIPER FUNDS INC.
                         Registration Statement on Form N-1A

               -------------------------------------------------------

                                CROSS REFERENCE SHEET
                               Pursuant to Rule 481(a)

               -------------------------------------------------------

    Item No.                         Prospectus Heading
    --------                         ------------------

1.  Cover Page. . . . . . . . . .    Cover Page (no caption)

2.  Synopsis. . . . . . . . . . .    Introduction; Fund Expenses

3.  Financial Highlights. . . . .    Financial Highlights

4.  General Description of
       Registrant. . . . . . . .     Introduction; Investment Objectives and
                                     Policies; Special Investment Methods;
                                     Characteristics and Risks of Securities
                                     and Special Investment Methods

5.  Management of the Fund. . . .    Management

6.  Capital Stock and Other
       Securities. . . . . . . . .   General Information; Introduction;
                                     Dividends and Distributions; Tax Status

7.  Purchase of Securities
       Being Offered . . . . . . .   Distribution of Fund Shares; How to
                                     Purchase Shares/How to Invest; How to
                                     Purchase Class A Shares/How to Purchase
                                     Class B Shares; Reducing Your Sales
                                     Charge; Special Purchase Plans;
                                     Valuation of Shares; Shareholder
                                     Services

8.  Redemption or Repurchase. . .    How to Redeem Shares; Shareholder
                                     Services

9.  Pending Legal Proceedings . .    General Information

                                     STATEMENT OF ADDITIONAL INFORMATION HEADING

10. Cover Page. . . . . . . . . .    Cover Page (no caption)

11. Table of Contents . . . . . .    Cover Page

12. General Information
       and History . . . . . . . .   General Information; Pending Litigation

13. Investment Objectives
       and Policies. . . . . . . .   Investment Policies and Restrictions

14. Management of the Fund. . . .    Directors and Executive Officers

15. Control Persons and Principal
       Holders of Securities. . .    Capital Stock and Ownership of Shares

16. Investment Advisory and
       Other Services . . . . . .    Investment Advisory and Other Services

17. Brokerage Allocation. . . . .    Portfolio Transactions and Allocation of
                                     Brokerage

18. Capital Stock and Other
       Securities. . . . . . . . .   Capital Stock and Ownership of Shares

19. Purchase, Redemption and
       Pricing of Securities
       Being Purchased. . . . . .    Net Asset Value and Public Offering
                                     Price; Performance Comparisons; Purchase of Shares; Redemption of Shares

20. Tax Status. . . . . . . . . .    Taxation

21. Underwriters. . . . . . . . .    Investment Advisory and Other Services;
                                     Portfolio Transactions and Allocation of
                                     Brokerage

22. Calculations of
       Performance Data . . . . .    Performance Comparisons

23. Financial Statements. . . . .    Financial Statements

                                   EXPLANATORY NOTE


    This Registration Statement relates to seven series of the Registrant which, as of the effective date of this Registration Statement, will be issuing Class A, Class B and/or Class Y shares. This filing consists of 6 Prospectuses, 3 Statements of Additional Information and one combined Part C.

                                              PROSPECTUS DATED FEBRUARY 18, 1997


                                  GROWTH FUND
                              EMERGING GROWTH FUND
                           SMALL COMPANY GROWTH FUND
                           SERIES OF PIPER FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)

    GROWTH FUND has a primary investment objective of long-term capital appreciation with secondary objectives of current income and conservation of principal. The Fund invests primarily in a diversified portfolio of common stocks or securities convertible into or carrying rights to buy common stocks.

    EMERGING GROWTH FUND has an investment objective of long-term capital appreciation. The Fund invests primarily in common stocks of emerging growth companies believed by the Adviser to possess superior growth potential, with an emphasis on companies headquartered or maintaining offices or manufacturing facilities in states in which the Distributor maintains offices.

    SMALL COMPANY GROWTH FUND has an investment objective of long-term capital appreciation. The Fund invests primarily in common stocks of small-capitalization companies believed by the Adviser to possess superior growth potential.


    PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED.


    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.


    A Statement of Additional Information about the Funds dated February 18, 1997, is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
        STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
           ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                           THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION


    Growth Fund, Emerging Growth Fund and Small Company Growth Fund (formerly Equity Strategy Fund) (sometimes referred to herein as a "Fund" or, collectively, as the "Funds") are mutual funds organized as diversified series of Piper Funds Inc. (the "Company"). The Company is an open-end management investment company, the shares of which are currently offered in twelve series. Each Fund has a different investment objective and is designed to meet different investment needs.


THE INVESTMENT ADVISER

    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio. Fees for each Fund are paid at an annual rate of .75% on net assets up to $100 million and are scaled downward as net assets increase in size. These fees are higher than fees paid by most other investment companies. See "Management--Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.


CHOOSING A SHARE CLASS



    You may purchase either Class A or Class B shares of a Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Through a separate Prospectus, Emerging Growth Fund also offers Class Y shares, which have their own expense structure (including elimination of all sales charges) and are available only to investors making an initial investment of $1 million or more. To obtain more information about Class Y shares, call the Funds at the telephone number that appears on the cover of this Prospectus.



    Class A shares have the following features:



    - An initial sales charge of 4% on purchases of less than $100,000. The sales charge is reduced for purchases of $100,000 or more. See "How to Purchase Class A Shares."



    - Lower annual expenses than Class B shares. Class A shares are subject to Rule 12b-1 fees equal, on an annual basis, to 0.50% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited these fees to 0.34% of average daily net assets during fiscal 1997. See "Distribution of Fund Shares."



    Class B shares have the following features:



    - No initial sales charge; all your money goes to work for you right away.



    - A contingent deferred sales charge ("CDSC") if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years. The CDSC declines from 4% during the calendar year in which you purchase the shares to 1% during the fifth full calendar year following the year of purchase. See "How to Purchase Class B Shares."



    - Higher annual expenses than Class A shares. Class B shares are subject to Rule 12b-1 fees equal, on an annual basis, to 1.00% of the average daily net assets of the Class B shares. See "Distribution of Fund Shares."

    - Automatic conversion to Class A shares at the beginning of the sixth full calendar year following the year of purchase, thus reducing future annual expenses. See "How to Purchase Class B Shares-- Conversion Feature."


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS


    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Invest--Minimum Investments."


EXCHANGES


    You may exchange your shares for shares of the same class of any other mutual fund managed by the Adviser (a "Piper fund") that offers its shares in multiple classes. In addition, Class A shares may be exchanged for shares of any Piper fund that offers only one class of shares. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire, and such shares must be eligible for sale in your state of residence. See "Shareholder Services--Exchange Privilege."


REDEMPTION PRICE


    Shares of any Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer, less any applicable contingent deferred sales charge. See "How to Redeem Shares." Each Fund reserves the right, upon 30 days' written notice, to redeem an account in any Fund if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."


CERTAIN RISK FACTORS TO CONSIDER


    An investment in any of the Funds is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods." As with other mutual funds, there can be no assurance that any Fund will achieve its objective. Each of the Funds is subject to market risk (the risk that a security will be worth less when it is sold than when it was bought due to any number of factors, including reduced demand or loss of investor confidence in the market). As a result, the value of each Fund's shares will vary. Each Fund may engage in the following investment practices: the use of repurchase agreements, borrowing from banks, entering into options transactions on securities in which the Funds may invest and on stock indexes, and the use of stock index futures contracts and options on futures contracts. These techniques may increase the volatility of a Fund's net asset value.


SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES


                                                               EMERGING GROWTH
                                                                                    SMALL COMPANY
                                             GROWTH FUND            FUND             GROWTH FUND
                                          -----------------   -----------------   -----------------
                                          CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                          -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
    Purchases (as a percentage of
    offering price).....................   4.00%       None    4.00%       None    4.00%       None
  Maximum Deferred Sales Charge (as a
    percentage of original purchase
    price or redemption proceeds, as
    applicable).........................    None*    4.00%      None*    4.00%      None*    4.00%
ANNUAL FUND OPERATING EXPENSES (as a
  percentage of average net assets)
  Management Fees.......................    .71%      .71%      .69%      .69%      .75%      .75%
  Rule 12b-1 Fees (after voluntary
    limitation for Class A shares)**....    .34%     1.00%      .34%     1.00%      .34%     1.00%
  Other Expenses (after voluntary
    expense reimbursement for Small
    Company Growth Fund)**..............    .22%      .22%      .18%      .18%      .25%      .25%
                                          -------   -------   -------   -------   -------   -------
  Total Fund Operating Expenses (after
    voluntary limitations and expense
    reimbursements)**...................   1.27%     1.93%     1.21%     1.87%     1.34%     2.00%


---------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Class A Shares."


**Without voluntary limitations, Rule 12b-1 Fees for the Class A shares would be .50% for each Fund. Without voluntary expense reimbursements, Other Expenses for Small Company Growth Fund would be .54% for the Class A and Class B shares. Without any fee limitations or, in the case of Small Company Growth Fund, expense reimbursements, Total Fund Operating Expenses would be 1.43% and 1.93%, respectively, for the Class A and Class B shares of Growth Fund, 1.37% and 1.87%, respectively, for the Class A and Class B shares of Emerging Growth Fund and 1.79% and 2.29%, respectively, for the Class A and Class B shares of Small Company Growth Fund.



EXAMPLE



    At the end of the periods shown, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                                                                                  SMALL
                                                                                                                 COMPANY
                                        GROWTH FUND                           EMERGING GROWTH FUND             GROWTH FUND
                         -----------------------------------------  -----------------------------------------  -----------
                                                CLASS B*                                   CLASS B*
                                      ----------------------------               ----------------------------
                                      REDEMPTION AT                              REDEMPTION AT
                                           END                                        END
                           CLASS A      OF PERIOD    NO REDEMPTION    CLASS A      OF PERIOD    NO REDEMPTION    CLASS A
                         -----------  -------------  -------------  -----------  -------------  -------------  -----------
One year...............   $      52     $      60      $      20     $      52     $      59      $      19     $      53
Three years............   $      79     $      91      $      61     $      77     $      89      $      59     $      81
Five Years.............   $     107     $     124      $     104     $     104     $     121      $     101     $     110
Ten Years..............   $     187     $     193*     $     193*    $     181     $     186*     $     186*    $     195


                                   CLASS B*
                         ----------------------------
                         REDEMPTION AT
                              END
                           OF PERIOD    NO REDEMPTION
                         -------------  -------------
One year...............    $      60      $      20
Three years............    $      93      $      63
Five Years.............    $     128      $     108
Ten Years..............    $     200*     $     200*


------------

* Assumes that Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.

    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


    The information set forth in the table, other than Rule 12b-1 fees, is based on actual expenses incurred by the Class A shares of Funds during the fiscal year ended September 30, 1996. The Funds did not offer Class B shares during such fiscal year. Class A share Rule 12b-1 fees set forth in the table reflect a voluntary limitation by the Distributor of amounts payable to it under each Fund's Rule 12b-1 Plan to .34% of average daily net assets attributable to Class A shares for the fiscal year ending September 30, 1997. Rule 12b-1 fees had been limited to .32% of each Fund's average daily net assets for the fiscal year ended September 30, 1996. In addition, the Adviser reimbursed Small Company Growth Fund for the amount by which total Fund operating expenses for fiscal 1996 exceeded 1.32% of average daily net assets. For fiscal 1997, the Adviser will limit total operating expenses for Small Company Growth Fund to 1.34% of the Fund's average daily net assets attributable to Class A shares and 2.00% of the Fund's average daily net assets attributable to Class B shares. The voluntary Rule 12b-1 fee limitations for the Class A shares of each Fund and the expense reimbursements for Small Company Growth Fund reflected in the Fund Expenses table may be discontinued at any time after the fiscal 1997 year end. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.



    A portion of the Rule 12b-1 fee paid with respect to both Class A and Class B shares is considered an asset-based sales charge. As a result of the payment of such asset-based sales charge, long-term shareholders of a Fund may pay more than the economic equivalent of the maximum 6.25% front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares."

                              FINANCIAL HIGHLIGHTS


    The following financial highlights show certain per share data and selected information for a Class A share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. No Class B shares were outstanding during the indicated periods. Class A shares are subject to sales charges and fees that may differ from those applicable to Class B shares. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, such reports contain further information about the performance of the Funds.


GROWTH FUND TRIANGLE

                                                                                             PERIOD                PERIOD
                                                                                              FROM                  FROM
                                           FISCAL YEAR ENDED SEPTEMBER 30,                   11/1/88     YEAR     3/16/87*
                            --------------------------------------------------------------     TO       ENDED        TO
                              1996      1995     1994     1993     1992     1991     1990    9/30/89   10/31/88   10/31/87
                            --------   ------   ------   ------   ------   ------   ------   -------   --------   --------
Net asset value, beginning
  of period...............  $  10.20     9.45     9.65     8.53     8.43     5.85     6.23     4.80       4.31       5.00
                            --------   ------   ------   ------   ------   ------   ------   -------   --------   --------
Operations:
  Net investment income...      0.03     0.04     0.04     0.06     0.09     0.09     0.10     0.09      0.09        0.05
  Net realized and
    unrealized gains
    (losses) on
    investments...........      1.55     1.80    (0.18)    1.12     0.38     2.59    (0.38)    1.43      0.49       (0.69)
                            --------   ------   ------   ------   ------   ------   ------   -------   --------   --------
      Total from
        operations........      1.58     1.84    (0.14)    1.18     0.47     2.68    (0.28)    1.52      0.58       (0.64)
                            --------   ------   ------   ------   ------   ------   ------   -------   --------   --------
Distributions from net
  investment income.......     (0.03)   (0.04)   (0.06)   (0.06)   (0.08)   (0.10)   (0.10)   (0.09)    (0.09)      (0.05)
Distributions from net
  realized gains..........     (1.17)   (1.05)      --       --    (0.29)      --       --       --        --          --
                            --------   ------   ------   ------   ------   ------   ------   -------   --------   --------
      Total
        distributions.....     (1.20)   (1.09)   (0.06)   (0.06)   (0.37)   (0.10)   (0.10)   (0.09)    (0.09)      (0.05)
                            --------   ------   ------   ------   ------   ------   ------   -------   --------   --------
Net asset value, end of
  period..................   $ 10.58    10.20     9.45     9.65     8.53     8.43     5.85     6.23      4.80        4.31
                            --------   ------   ------   ------   ------   ------   ------   -------   --------   --------
                            --------   ------   ------   ------   ------   ------   ------   -------   --------   --------
Total return (%)+.........     16.87    20.60    (1.51)   13.85     5.76    46.23    (4.81)   31.90     13.79      (13.16)
Net assets end of period
  (in millions)...........   $   178      172      195      252      200      107       47       37        19          18
Ratio of expenses to
  average daily net assets
  (%)++...................      1.24     1.27     1.23     1.26     1.29     1.32     1.31     1.30**    1.30        1.00**
Ratio of net investment
  income to average daily
  net assets (%)++........      0.28     0.40     0.43     0.66     1.04     1.25     1.57     1.75**    2.06        1.84**
Average brokerage
  commission rate+++......   $0.0600      n/a      n/a      n/a      n/a      n/a      n/a      n/a       n/a         n/a
Portfolio turnover rate
  (excluding short-term
  securities) (%).........        19       80       11       45       36       36       37       48        52          32

------------
  *Commencement of operations.

 **Adjusted to an annual basis.

  +Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.

 ++During the periods reflected above, the Advisor and Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.43%/0.09% in fiscal 1996, 1.45%/0.22% in fiscal 1995, 1.42%/0.24% in fiscal 1994, 1.44%/0.48% in fiscal 1993, 1.47%/0.86% in fiscal 1992, 1.55%/1.02% in fiscal 1991,
   1.64%/1.24% in fiscal 1990, 1.89%/1.16% in fiscal 1989, 1.96%/1.40% in fiscal
   1988 and 2.29%/0.55% in fiscal 1987. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
+++Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.
 TRIANGLEPer share amounts have been restated to reflect the effect of the stock dividend paid on October 21, 1996.

EMERGING GROWTH FUND++

                                                                             FISCAL YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------------
                                                               1996       1995       1994       1993       1992       1991
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period.......................  $   12.97       9.63       9.87       7.21       6.93       4.30
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income (loss).............................      (0.05)     (0.06)     (0.04)     (0.03)    --           0.01
  Net realized and unrealized gains (losses) on
    investments............................................       2.18       3.40      (0.20)      2.69       0.32       2.64
                                                             ---------  ---------  ---------  ---------  ---------  ---------
      Total from operations................................       2.13       3.34      (0.24)      2.66       0.32       2.65
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Distributions from net investment income...................     --         --         --         --         --          (0.02)
Distributions from net realized gains......................      (1.24)    --         --         --          (0.04)    --
                                                             ---------  ---------  ---------  ---------  ---------  ---------
      Total distributions..................................      (1.24)    --         --         --          (0.04)     (0.02)
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.............................  $   13.86      12.97       9.63       9.87       7.21       6.93
                                                             ---------  ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Total return (%)***........................................      17.84      34.68      (2.38)     36.92       4.55      61.80

Net asset, end of period (in millions).....................  $     304        253        224        191        110         56
Ratio of expenses to average daily net assets (%)+.........       1.18       1.24       1.24       1.29       1.30       1.30
Ratio of net investment income to average daily net assets
  (%)+.....................................................      (0.41)     (0.51)     (0.38)     (0.34)     (0.14)      0.11
Average brokerage commission rate+++.......................  $  0.0600        n/a        n/a        n/a        n/a        n/a
Portfolio turnover rate (excluding short-term securities)
  (%)......................................................         44         33         31         30         21         27


                                                               1990*
                                                             ---------
Net asset value, beginning of period.......................       5.00
                                                             ---------
Operations:
  Net investment income (loss).............................       0.01
  Net realized and unrealized gains (losses) on
    investments............................................      (0.71)
                                                             ---------
      Total from operations................................      (0.70)
                                                             ---------
Distributions from net investment income...................     --
Distributions from net realized gains......................     --
                                                             ---------
      Total distributions..................................     --
                                                             ---------
Net asset value, end of period.............................       4.30
                                                             ---------
                                                             ---------
Total return (%)***........................................     (14.01)
Net asset, end of period (in millions).....................         21
Ratio of expenses to average daily net assets (%)+.........       1.30**
Ratio of net investment income to average daily net assets
  (%)+.....................................................       0.71**
Average brokerage commission rate+++.......................        n/a
Portfolio turnover rate (excluding short-term securities)
  (%)......................................................          6

------------
  *Period from 4/23/90 (commencement of operations) to 9/30/90.

 **Adjusted to an annual basis.

***Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.

  +During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.37%/(0.60%) in fiscal 1996, 1.42%/(0.69%) in fiscal 1995, 1.44%/(0.58%) in fiscal 1994,
   1.49%/ (0.54%) in fiscal 1993, 1.56%/(0.40%) in fiscal 1992, 1.70%/(0.29%) in fiscal 1991 and 1.95%/0.06% in fiscal 1990. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

 ++Per share amounts have been restated to reflect the effect of the stock dividend declared on December 23, 1995.

+++Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

SMALL COMPANY GROWTH FUND TRIANGLE  TRIANGLE

                                                                                                             PERIOD
                                                                                                              FROM
                                       FISCAL YEAR ENDED SEPTEMBER 30,              PERIOD FROM    YEAR    3/16/87**
                            ------------------------------------------------------  11/1/88 TO    ENDED        TO
                               1996*      1995   1994   1993   1992   1991   1990     9/30/89    10/31/88   10/31/87
                            -----------  ------  -----  -----  -----  -----  -----  -----------  --------  ----------
Net asset value, beginning
  of period...............    $    9.73    8.59   8.42   6.79   6.41   4.59   5.03      4.04        3.95      5.00
                            -----------  ------  -----  -----  -----  -----  -----  -----------  --------  ----------
Operations:
  Net investment
    income+++.............         0.03    0.05   0.04   0.01   0.04   0.04   0.05      0.19        0.05      0.04
  Net realized and
    unrealized gains
    (losses) on
    investments...........         0.48    1.14   0.15   1.65   0.36   1.82  (0.37)     0.93        0.10     (1.05)
                            -----------  ------  -----  -----  -----  -----  -----  -----------  --------  ----------
      Total from
        operations........         0.51    1.19   0.19   1.66   0.40   1.86  (0.32)     1.12        0.15     (1.01)
                            -----------  ------  -----  -----  -----  -----  -----  -----------  --------  ----------
Distributions from net
  investment income.......        (0.04)  (0.05) (0.02) (0.03) (0.02) (0.04) (0.12)    (0.13)      (0.06)    (0.04)
Distributions from net
  realized gains on
  investments.............        (0.79)     --     --     --     --     --     --        --          --        --
                            -----------  ------  -----  -----  -----  -----  -----  -----------  --------  ----------
Total distributions to
  shareholders............        (0.83)  (0.05) (0.02) (0.03) (0.02) (0.04) (0.12)    (0.13)      (0.06)    (0.04)
                            -----------  ------  -----  -----  -----  -----  -----  -----------  --------  ----------
Net asset value, end of
  period..................    $    9.41    9.73   8.59   8.42   6.79   6.41   4.59      5.03        4.04      3.95
                            -----------  ------  -----  -----  -----  -----  -----  -----------  --------  ----------
                            -----------  ------  -----  -----  -----  -----  -----  -----------  --------  ----------
Total return (%)+.........         5.38   13.88   2.12  24.56   6.18  40.71  (6.61)    27.86        3.47    (20.48)

Net assets end of period
  (in millions)...........    $      31      48     78     84      9      9      8        13          19        28
Ratio of expenses to
  average daily net assets
  (%)++...................         1.32    1.40   1.32   1.28   1.47   1.32   1.49      1.30***     1.52      1.02***
Ratio of net investment
  income to average daily
  net assets (%)++........         0.20    0.43   0.37   0.50   0.56   0.61   1.03      3.95***     1.13      1.51***
Average brokerage
  commission
  rate TRIANGLE ..........    $  0.0600     n/a    n/a    n/a    n/a    n/a    n/a       n/a         n/a       n/a
Portfolio turnover rate
  (excluding short-term
  securities) (%).........          125     182    177    154    420    507    514       375         202       200

------------
   *On September 12, 1996, shareholders of Small Company Growth Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change in investment objective, the Fund's investment policies were revised and the Fund's name was changed from Equity Strategy Fund to Small Company Growth Fund.
  **Commencement of operations.
 ***Adjusted to an annual basis.
   +Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
  ++During the periods reflected above, the Adviser and Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.79%/(0.27%) in fiscal 1996, 1.63%/0.20% in fiscal 1995, 1.54%/0.15% in fiscal 1994, 1.86%/ (0.08%)
    in fiscal 1993, 2.49%/(0.46%) in fiscal 1992, 2.39%/(0.46%) in fiscal 1991,
    2.55%/(0.03%) in fiscal 1990, 2.23%/3.02% in fiscal 1989, 2.20%/0.45% in fiscal 1988 and 2.24%/0.29% in fiscal 1987. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
 +++For the years ended September 30, 1992, and October 31, 1988, gross expenses included $0.01 per share of income tax expense.
  TRIANGLEBeginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.
TRIANGLE  TRIANGLEPer share amounts have been restated to reflect the effect of the stock dividend paid on October 21, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

    Because of the risks associated with common stock investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Funds will achieve their objectives or that shareholders will be protected from the risk of loss that is inherent in equity investing.

GROWTH FUND

    INVESTMENT OBJECTIVES. Growth Fund's primary investment objective is long-term capital appreciation with secondary objectives of current income and conservation of principal.

    INVESTMENT POLICIES AND TECHNIQUES. Growth Fund will maintain a carefully selected portfolio of securities broadly diversified among industries and companies. The Fund will invest at least 60% of its total assets in securities of companies with market capitalizations of over $1 billion offering, in the opinion of the Adviser, long-term earnings growth, a cyclical earnings rebound or above-average dividend yield when compared to the S&P 500. Emphasis will be placed on common stocks of companies which the Adviser believes are well managed with strong business fundamentals and which are trading at a discount to the present value of their projected future earnings. Growth Fund may also invest up to 40% of its total assets in securities of companies with market capitalizations of $1 billion or less, some of which may be considered speculative in nature, which the Adviser believes could generate high levels of future revenue and earnings growth and where, in the Adviser's opinion, the investment opportunity is not fully reflected in the price of the securities.

    Growth Fund will invest under normal market conditions not less than 90% of its total assets in common stocks or securities convertible into or that carry the right to buy common stocks and in repurchase agreements. See "Special Investment Methods--Repurchase Agreements." Under unusual circumstances, as a defensive measure, Growth Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. In addition, normally a small portion of the Fund's assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

    Growth Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Growth Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Growth Fund may enter into stock index futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."

    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Growth Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."

EMERGING GROWTH FUND

    INVESTMENT OBJECTIVE. Emerging Growth Fund's investment objective is long-term capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's objective.


    INVESTMENT POLICIES AND TECHNIQUES. Emerging Growth Fund seeks to achieve its objective by investing primarily (i.e., at least 65% of its assets under normal market conditions) in common stocks of emerging growth companies which the Adviser believes possess superior growth potential. A company will be considered an emerging growth company if, at the time of purchase, it has a market capitalization within the range of market capitalizations for those companies included in the S&P MidCap 400 Index ($148 million to $7.3 billion as of January 31, 1997). Emerging Growth Fund also intends to invest at least 65% of its assets in common stocks of companies headquartered or maintaining offices or manufacturing facilities in states in which the Distributor maintains offices. This will allow the Fund to draw on the Distributor's local expertise and research capabilities. The Distributor currently maintains offices in Arizona, California, Colorado, Idaho, Illinois, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, New Jersey, New York, North Dakota, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming; however, these states may change from time to time.


    In the Adviser's view, there are four broad phases of corporate growth. The first phase of corporate growth occurs during the infancy of a company. Investing in a company during this phase involves the potential for rapid growth but also involves high risk. During the second phase of a company's growth, sometimes referred to as the emerging growth phase, there is often a period of swift development during which growth occurs at a rate generally not equaled by more mature companies. Investing in a company during this phase of its growth may still involve substantial risk. There next occurs a third phase of established growth in which growth is generally less dramatic because of competitive forces, regulations and internal bureaucracy. This is followed by a fourth phase of maturity, when the growth pattern of a company begins to roughly reflect the increase in gross national product. The Adviser intends to focus on companies positioned in the second phase of growth. Of course, the actual growth of a company is not necessarily consistent with this pattern and cannot be foreseen. Consequently, it may be difficult to determine the phase in which a company is currently situated.

    The following illustration represents the Adviser's conception of the four phases of revenue growth for a successful business. This graph is presented for illustrative purposes only, and does not represent the actual revenue growth of a typical company. In addition, there is no necessary correlation between the growth of a company's revenues and the market value of its stock. This illustration should not be considered a representation of the performance of the common stocks in which the Fund invests.

                                    [GRAPH]

    Under normal circumstances, the Fund will be fully invested in common stocks, except that a small portion of the Fund's assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Under unusual circumstances, as a defensive measure, Emerging Growth Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. Emerging Growth Fund may also enter into repurchase agreements. See "Special Investment Methods-- Repurchase Agreements."

    Emerging Growth Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Emerging Growth Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Emerging Growth Fund may enter into stock index futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."

    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Emerging Growth Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. In addition, companies in which the Fund invests also may involve certain special risks. Emerging growth companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. The securities of emerging growth companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, shares of Emerging Growth Fund will probably be subject to greater fluctuation in value than shares of a more conservative equity fund and an investment in the Fund should not be considered a total investment plan. In addition, Emerging Growth Fund may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."

SMALL COMPANY GROWTH FUND

    On September 12, 1996, shareholders of Small Company Growth Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change in investment objective, the Fund's investment policies were revised and the Fund's name was changed from Equity Strategy Fund to Small Company Growth Fund.

    INVESTMENT OBJECTIVE. Small Company Growth Fund's investment objective is long-term capital appreciation.


    INVESTMENT POLICIES AND TECHNIQUES. Small Company Growth Fund seeks to achieve its objective by investing primarily (at least 65% of its total assets under normal market conditions) in common stocks of small-capitalization companies which the Adviser believes possess superior growth potential. A company will be considered a small-capitalization company if, at the time of purchase, it has a market capitalization within the range of market capitalizations for those companies included in the S&P SmallCap 600 Index ($45 million to $2.7 billion as of January 31, 1997).


    Small-capitalization companies are generally positioned in the first phase of corporate growth, or early in the second phase. For a description of the different phases of corporate growth, see "Emerging Growth Fund--Investment Policies and Techniques" above. While the Adviser believes that small-capitalization companies can provide greater growth potential than larger, more mature companies, investing in the securities of small-capitalization companies may involve greater risks and portfolio price volatility. See "Investment Risks" below.

    Under normal circumstances, the Fund will be fully invested in common stocks, except that a small portion of the Fund's assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Under unusual circumstances, as a defensive measure, Small Company Growth Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. Small Company Growth Fund may also enter into repurchase agreements. See "Special Investment Methods--Repurchase Agreements."

    Small Company Growth Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Small Company Growth Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Small Company Growth Fund may enter into stock index futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."

    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Small Company Growth Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. In addition, companies in which the Fund will invest are typically in the first phase of their growth cycle, which occurs during the infancy of a company. Investing in such companies involves certain special risks. While small-capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of small-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies are typically larger than the spreads for more actively traded securities. When making large sales, the Fund may have to sell portfolio holdings at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. The values of the shares of small-capitalization companies may move independently of the values of larger capitalization companies or of general stock market indices such as the Dow Jones Industrial Average or the Standard & Poor's 500 Stock Index. Shares of Small Company Growth Fund will probably be subject to greater fluctuations in value than shares of a more conservative equity fund and an investment in the Fund should not be considered a total investment plan. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."

                           SPECIAL INVESTMENT METHODS


    The following discussion describes some of the investment management practices that the Funds may employ from time to time to facilitate portfolio management. Certain of these practices could be considered "derivative transactions." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. Options on securities, futures contracts and options on futures contracts are derivative contracts. These derivative contracts involve varying degrees and types of risk as set forth below.


REPURCHASE AGREEMENTS


    Each Fund may enter into repurchase agreements with respect to securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

BORROWING

    Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. None of the Funds will purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

OPTIONS TRANSACTIONS

    Each Fund may write and purchase put and call options on securities and on stock indexes listed on national securities exchanges. The Funds may purchase and write only exchange-traded options.

    WRITING COVERED OPTIONS. Each Fund may write (i.e., sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by a Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with such Fund's investment objective.


    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.


    PURCHASING OPTIONS. Each Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    Each Fund may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Fund ultimately wants to buy. Such protection is provided during the life of the call option because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

    STOCK INDEX OPTION TRADING. Each Fund may purchase and write put and call options on stock indexes listed on national securities exchanges. Stock index options will be purchased for the purpose of hedging against changes in the value of a Fund's portfolio securities due to anticipated changes in the market. Stock index options will be written for hedging purposes and to realize gains from the premiums received on the sale of such options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount. The value of a stock index fluctuates with changes in the market values of the stocks included in the index. The index may include stocks representative of the entire market, such as the S&P 500, or may include only stocks in a particular industry or market segment, such as the AMEX Oil and Gas Index. The effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected.

    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions--Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Each Fund may purchase and sell stock index futures contracts. The futures contracts in which the Funds may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract.

    The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the costs of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. The Funds will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix C to the Statement of Additional Information.

    Each Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable stock index. The Adviser will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    Additional information with respect to stock index futures contracts, together with information regarding options on such contracts, is set forth in Appendix C to the Statement of Additional Information.

ILLIQUID SECURITIES

    No Fund will invest more than 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. This investment restriction is nonfundamental, which means that it may be changed without shareholder approval. However, the Securities and Exchange Commission currently limits a non-money market fund's investments in illiquid securities to 15% of net assets.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under
Section 4(2) of the 1933 Act.

PORTFOLIO TURNOVER

    While it is not the policy of any of the Funds to trade actively for short-term profits, each Fund will dispose of securities without regard to the time they have been held when such action appears appropriate to the Adviser. In the case of each Fund, frequent changes may result in higher brokerage and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." Portfolio turnover rates for the Funds are set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, no Fund will invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries.) In addition, as a nonfundamental investment restriction which may be changed at any time without shareholder approval, no Fund will invest more than 5% of its total assets in foreign securities. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.


    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.


    In addition to acting as the investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. As of January 31, 1997, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.


    The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, each Fund pays the Adviser monthly fees at an annual rate of .75% on average daily net assets up to $100 million. These fees are higher than fees paid by most other investment companies. The fees are scaled downward as net assets increase in size to as low as .50% on net assets of over $500 million.

PORTFOLIO MANAGEMENT

    Beginning December 1994, Steven B. Markusen assumed primary responsibility for the day-to-day management of the Growth Fund's portfolio. Mr. Markusen has been a Senior Vice President of the Adviser since 1993. Prior to that, he had been with Investment Advisers, Inc., Minneapolis, Minnesota, since 1989, where he served as a Senior Vice President and was responsible for managing institutional equity and balanced portfolios and the IAI Growth Fund. In addition, he was responsible for a group which managed

$2.5 billion in large capitalization growth equity assets. He is a Chartered Financial Analyst ("CFA") and has 13 years of financial experience.

    Sandra K. Shrewsbury has been primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio since 1993 and of the Small Company Growth Fund's portfolio since September 1996. Ms. Shrewsbury has been a Senior Vice President of the Adviser since 1993, prior to which she had been a Managing Director of the Distributor since 1992 and a Vice President of the Distributor from 1990 to 1992. She is a CFA and has 14 years of financial experience.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements, the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Adviser selects brokers and futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES


    Piper Jaffray acts as the principal distributor of the Funds' shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid Rule 12b-1 fees for servicing each Fund's shareholder accounts and for providing distribution related services to each Fund. For each Fund, these fees are calculated daily and paid quarterly at an annual rate equal to .50% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares. The Distributor has voluntarily agreed to limit each Fund's Rule 12b-1 fees payable with respect to Class A shares to .34% of the Fund's average daily net assets attributable to such shares. This limitation may be revised or terminated at any time after fiscal 1997 year end. The Distributor does not intend to limit Rule 12b-1 fees payable with respect to any Fund's Class B shares.



    Rule 12b-1 fees paid by each Fund are categorized as either "distribution fees" or "servicing fees." Distribution fees are intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares, and servicing fees are intended to compensate the Distributor for ongoing servicing and/ or maintenance of shareholder accounts. The .50% Rule 12b-1 fee paid by each Fund with respect to its Class A shares is comprised of
(a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to

Class A shares and (b) a distribution fee equal to .25% of the Fund's average daily net assets attributable to Class A shares. The 1.00% Rule 12b-1 fee paid by each Fund with respect to its Class B shares is comprised of (a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class B shares and (b) a distribution fee equal to .75% of the Fund's average daily net assets attributable to Class B shares.



    Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Invest--Sales Compensation." Further information regarding the Plan is contained in the Statement of Additional Information.


    The Distributor uses a portion of its Rule 12b-1 fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .30% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .30% of the average daily net assets of the Fund attributable to shares sold by the Investment Executive.

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                         SHAREHOLDER GUIDE TO INVESTING


                                 HOW TO INVEST


GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.


CHOOSING A SHARE CLASS



    You may purchase either Class A or Class B shares of a Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Emerging Growth Fund also offers Class Y shares, which have their own expense structure and are available only to investors making an initial investment of $1 million or more. To obtain more information about Class Y shares, call the Funds at the telephone number that appears on the cover of this Prospectus.



    If you purchase Class A shares, you will pay a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales of $500,000 and over, which are not subject to an initial sales charge, but are subject to a contingent deferred sales charge under certain circumstances). The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to Rule 12b-1 distribution and servicing fees equal, on an annual basis, to 0.50% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited these fees to 0.34% of average daily net assets during fiscal 1997. See "Fund Expenses" and "Distribution of Fund Shares."



    If you purchase Class B shares, you will not pay an initial sales charge, but you will pay a contingent deferred sales charge of up to 4% if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years. Class B shares are also subject to higher Rule 12b-1 fees than Class A shares. For each Fund, Class B shares are subject to Rule 12b-1 distribution and servicing fees equal, on an annual basis, to 1.00% of the average daily net assets of the Class B shares. Class B shares automatically convert into Class A shares at the beginning of the sixth full calendar year following the year of purchase. Class B shares put all of your money to work for you right away. However, they will have higher annual expense ratios due to their higher Rule 12b-1 fees and, as a result, generally will pay lower ordinary income dividends than the Class A shares. See "Fund Expenses" and "Distribution of Fund Shares."



    The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you. You should consider whether, over the time you expect to maintain your investment, the accumulated Rule 12b-1 fees and any applicable contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated Rule 12b-1 fees on Class A shares purchased at the same time, and to what extent the differential would be offset by the higher dividends on the Class A shares. If you are making an investment that qualifies for a reduced sales charge as described below, an investment in Class A shares will normally be more beneficial. Accordingly, orders for Class B shares for $250,000 or more will be treated as orders for Class A shares. In addition, orders for Class B shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares. For Emerging Growth Fund, orders for either Class A or Class B shares for $1 million or more will be treated as orders for Class Y shares.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING


MINIMUM INVESTMENTS



    A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.



SALES COMPENSATION



    The Distributor and other broker-dealers who sell Fund shares receive compensation from different sources. A portion of this compensation is typically passed along to your Piper Jaffray Investment Executive or other sales representative. Compensation will differ for selling Class A and Class B shares.



    The Distributor receives the sales charge that you pay upon purchasing Class A shares, and reallows a portion of this to other broker-dealers who sell Fund shares. See "How to Purchase Class A Shares-- Purchase Price" below. If the Class A share purchase is not subject to an initial sales charge, the Distributor may receive a fee (equal to a percentage of the purchase price) from the Adviser in connection with the purchase. The Distributor also receives any contingent deferred sales charges that may be imposed on redemptions of certain Class A shares that were not subject to an initial sales charge and on redemptions of Class B shares. The Distributor pays a sales commission equal to a percentage of the amount invested to its Investment Executives and to other broker-dealers who sell Class B shares.



    The Distributor also receives the Rule 12b-1 fees that are paid out of each Fund's assets. As discussed above, the Rule 12b-1 fee rates vary by class. See "Distribution of Fund Shares." The Distributor pays a portion of these fees to broker-dealers who sell Fund shares.



    In addition to the types of compensation discussed above, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.



                         HOW TO PURCHASE CLASS A SHARES


PURCHASE PRICE


    You may purchase Class A shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:



                                                              SALES CHARGE         SALES CHARGE
                                                           AS A PERCENTAGE OF   AS A PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE                      OFFERING PRICE       NET ASSET VALUE
---------------------------------------------------------  -------------------  -------------------
Less than $100,000.......................................           4.00%                4.17%
$100,000 but less than $250,000..........................           3.25%                3.36%
$250,000 but less than $500,000..........................           2.50%                2.56%
$500,000 and over........................................           0.00%                0.00%



CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $500,000 OR MORE



    If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a contingent deferred sales charge ("CDSC") will be assessed in the event you redeem shares within 24 months

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

following the purchase. This charge will be equal to 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The CDSC does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a CDSC is payable, Class A shares that are not subject to any CDSC will be redeemed first, and other Class A shares will then be redeemed starting with the shares most recently purchased.



    LETTER OF INTENT. If you purchased your Class A shares under a Letter of Intent, as described below under "Reducing Your Sales Charge--Letter of Intent," the 24-month period begins on the date the Letter of Intent is completed.



    WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on redemptions of Class A shares will be waived under the same circumstances as will the CDSC on redemptions of Class B shares. See "How to Purchase Class B Shares--Waiver of Contingent Deferred Sales Charge" below.



    EXCHANGES. If you exchange your shares for shares of another Piper Fund, no CDSC will be imposed. However, the charge will apply if you subsequently redeem the new shares within 24 months of the purchase of the original Fund shares.



    REINSTATEMENT PRIVILEGE. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any CDSC you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.



REDUCING YOUR SALES CHARGE



    You may qualify for a reduced sales charge on Class A shares through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans. For purposes of determining whether your sales charge may be reduced through any of the following plans, and for purposes of the reinstatement, exchange and directed dividends privileges discussed below under "Shareholder Services," shares of a Piper fund that does not offer multiple classes of shares will be considered Class A shares.



    AGGREGATION. Initial sales charges on Class A shares may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges on Class A shares. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of Class A shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.



    You may group purchases in the following personal accounts together:


    - Your individual account.

    - Your spouse's account.


    - Your children's accounts.



    - Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans but does not include plans that cover more than one participant.



    - A trust or trusts created for the primary benefit of you, your spouse or your children.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING


    Additionally, purchases of Class A shares made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:


    - The group has been in existence for more than six months.

    - It is not organized for the purpose of buying redeemable securities of a registered investment company.

    - Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

    An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


    RIGHT OF ACCUMULATION. Sales charges for purchases of Class A shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of Class A shares previously purchased in any Piper fund that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.



    LETTER OF INTENT. Your sales charge on Class A shares may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in Class A shares of any of the Piper funds that are sold with a sales charge over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You may contact your Piper Jaffray Investment Executive or other broker-dealer for an application.



PURCHASES NOT SUBJECT TO A SALES CHARGE



    If you fall within one of the categories summarized below, you may buy Class A shares of the Funds without incurring an initial or contingent deferred sales charge. For more information, contact your Piper Jaffray Investment Executive or other broker-dealer.



    PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED PERSONS. Piper Jaffray Companies Inc. and its subsidiaries may buy Class A shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Class A Fund shares without paying a sales charge:


    - Officers, directors and their spouses.

    - Employees, retirees and their spouses.


    - Investment Executives and their spouses.


    - Children, grandchildren, parents or siblings of any of the above, or spouses of any of these persons.

    - Any trust, pension, profit-sharing or other benefit plan for any of the above.

All persons in the first four groups set forth above may continue to add to their accounts even after their company relationships have ended.

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                         SHAREHOLDER GUIDE TO INVESTING


    PURCHASES BY BROKER-DEALERS. Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy Class A shares of the Funds without incurring a sales charge.



    PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE. The following other individuals and entities also may buy Class A shares of the Funds without paying a sales charge:



    - Clients of the Adviser buying shares of the Funds in their advisory accounts.



    - Trust companies, including Piper Trust Company, and bank trust departments using funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.


    - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund not managed by the Adviser. This privilege is available for 30 days after the sale.


    - Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in Class A shares of the Funds without payment of a sales charge.



    - Investors purchasing shares through a wrap fee account established by the Distributor or by another broker-dealer who has entered into a sales agreement with the Distributor.



    PURCHASES BY EMPLOYEE BENEFIT PLANS.



    - Class A shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased Class A shares in the Funds or any other series of the Company (other than a money market fund) during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase Class A shares of the Funds during such quarter without incurring a sales charge. For this purpose, shares of a series of the Company that offers only one class of shares will be considered Class A shares.



                         HOW TO PURCHASE CLASS B SHARES



PURCHASE PRICE



    Class B shares are sold at net asset value without any initial sales charge. However, if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years, you will have to pay a CDSC according to the following schedule:



IF REDEEMED DURING THE                                                                     CDSC
--------------------------------------------------------------------------------------  -----------
Calendar year of the purchase.........................................................          4%
First calendar year after purchase....................................................          4%
Second calendar year after purchase...................................................          3%
Third calendar year after purchase....................................................          2%
Fourth calendar year after purchase...................................................          2%
Fifth calendar year after purchase....................................................          1%

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING


    It is important to note that your CDSC is based upon the calendar years in which the purchase and redemption occur, rather than the number of years you have held your shares. For example, if you buy shares on December 31, 1997 and redeem them on January 2, 1999, a 3% CDSC will apply, even though you have held the shares for just over one year.



    The CDSC is based upon the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. There is no CDSC on shares acquired through reinvestment of dividends or capital gains distributions. To keep your CDSC as low as possible, Class B shares that are not subject to any CDSC will be redeemed first, and other Class B shares will then be redeemed in the order purchased, starting with the shares that you have held the longest. If you exchange your Class B shares for Class B shares of another Piper fund and later redeem the "new" Class B shares, the date you purchased your Class B shares of the original Fund will be used for determining your CDSC. (This date will also be used for purposes of determining when your new Class B shares convert to Class A shares. See "Conversion Feature.")



WAIVER OF CONTINGENT DEFERRED SALES CHARGE



    The CDSC on Class B shares will be waived in the event of:



    - The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)



    - Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.



    - A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.



    - Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.



CONVERSION FEATURE



    Your Class B shares (except for shares purchased through the reinvestment of distributions) will automatically convert to Class A shares on January 1 of the sixth calendar year following the year in which you purchased the shares. This conversion will be made on the basis of the relative net asset values of the two classes. Whenever any of these Class B shares convert to Class A shares, a proportionate number of your Class B shares purchased through the reinvestment of distributions will also convert.


                              HOW TO REDEEM SHARES

NORMAL REDEMPTION


    You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer, less any applicable CDSC.



    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.


    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

contain: the dollar amount or number of shares to be redeemed, the class of shares, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.


PAYMENT OF REDEMPTION PROCEEDS


    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).


INVOLUNTARY REDEMPTION

    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM


    You may arrange to make additional automated purchases of shares of the Funds or certain other Piper funds. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.


REINSTATEMENT PRIVILEGE


    If you have redeemed Class A shares of a Fund, you may be eligible to reinvest in the Class A shares of any Piper fund without payment of an additional sales charge. The reinvestment request must be made within 30 days of the redemption. If you have redeemed Class B shares and elect within 30 days to reinvest in Class B shares of a Piper fund, any CDSC you paid will be credited to your account (proportional to the amount reinvested). The reinstatement privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired.


EXCHANGE PRIVILEGE


    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another Piper fund, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING


    You may exchange your Class A shares for Class A shares of any other Piper fund. Similarly, you may exchange your Class B shares for Class B shares of any Piper fund that offers such shares. However, not all Piper funds offer Class B shares. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging their Class A shares into a fund which has a higher front-end sales charge must pay the difference. Investors exchanging their Class B shares into Class B shares of Money Market Fund (another series of the Company) should be aware that these Money Market Fund shares have higher expenses than are typical for a money market fund.



    All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.


TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.

DIRECTED DIVIDENDS


    You may direct income dividends and capital gains distributions to be invested in the same class of shares of another Piper fund (other than a money market fund) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount.


SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for any of the Funds. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.


    Establishing a Systematic Withdrawal Plan for Class B shares that are subject to a CDSC may be inadvisable. Additional investments in an account that has an active Systematic Withdrawal Plan also may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.


ACCOUNT PROTECTION

    If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.

    In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Funds held in a Piper Jaffray PRIME or PAT Plus account are protected up to $49.5 million beyond the coverage provided by SIPC, for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC, for total account protection of $25 million. This protection does NOT cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income, if any, will be paid annually. Net realized capital gains, if any, will be distributed at least once annually by each Fund.


    Dividends paid by the Funds, if any, with respect to Class A and Class B shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, prior to the deduction of expenses. The Rule 12b-1 fees attributable to a class of shares will be borne exclusively by that class. In addition, to the extent they can reasonably be identified as relating to a particular class, transfer agent fees will be allocated to that class. Class B shareholders generally will receive lower per share dividends than Class A shareholders because of the higher expenses applicable to Class B shares.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

    BUYING A DIVIDEND. On the ex-dividend date for a distribution, a Fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of the same class of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the same class of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES

    The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends.

    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. If a Fund should have an open short position as to a security, the valuation of the contract will be at the average of the bid and asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held or written by a Fund is its last sales price on the exchange prior to the time when assets are valued. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.


    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service or through dealer quotations are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.



    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset values per share of Class A, Class B and, if applicable, Class Y shares of the same Fund may differ because of the differing Rule 12b-1 fees and transfer agent fees charged to such classes.


                                   TAX STATUS

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

    Distributions by a Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Under the Code, corporate shareholders generally may deduct 70% of distributions from a Fund attributable to dividends paid by domestic corporations. Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in any of the Funds, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS


    Advertisements and other sales literature for each Fund may refer to the Fund's "average annual total return" and "cumulative total return." Total return will be computed separately for each class of shares of a fund. All such total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.



    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge imposed on Class A shares or the contingent deferred sales charge imposed on Class B shares is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect initial or contingent deferred sales charges, and which thus will be higher.


    Comparative performance information also may be used from time to time in advertising the Funds' shares. For example, advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

    For additional information regarding comparative performance information and the calculation of average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION


    The Company was organized under the laws of State of Minnesota in 1986 and currently offers its shares in twelve series. The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the

Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any other series of the Company or any series created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.



    All shares of the Funds, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.



    The different classes of shares of a Fund have the same rights and are identical in all respects except that (a) expenses related to the distribution of each class of shares are borne solely by such class; (b) to the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class; (c) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders will have the right to vote on any distribution fees imposed on Class A shares as long as Class B shares convert into Class A shares); (d) only Class B shares carry a conversion feature; and (e) each class has different exchange privileges.



    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.


    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds.


    A number of complaints have been brought in federal and state court relating to the Institutional Government Income Portfolio ("PJIGX") series of the Company (such series has been renamed Intermediate Bond Fund). A consolidated class action lawsuit was settled in February 1996. Two complaints remain pending. The first complaint was brought on April 11, 1995 by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. The action was filed in the Minnesota State District Court, Hennepin County, and removed to United States District Court, District of Minnesota. Defendants are the Company, the Distributor and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. The second complaint was filed on June 22, 1995 in the Montana Thirteenth Judicial District

Court, Yellowstone County, by Beverly Muth against the Distributor and an affiliated individual. In addition, a number of actions have been commenced in arbitration relating to PJIGX.



    Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. See "Pending Litigation" in the Statement of Additional Information.



    The Adviser and the Distributor do not believe that any outstanding complaint or action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Funds.


    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

   Table of Contents


                                            PAGE
Introduction...........................           2
Fund Expenses..........................           4
Financial Highlights...................           6
Investment Objectives and Policies.....           9
Special Investment Methods.............          13
Management.............................          17
Distribution of Fund Shares............          18
SHAREHOLDER GUIDE TO INVESTING
  How to Invest........................          20
  How to Purchase Class A Shares.......          21
  How to Purchase Class B Shares.......          24
  How to Redeem Shares.................          25
  Shareholder Services.................          26
  Dividends and Distributions..........          28
Valuation of Shares....................          30
Tax Status.............................          30
Performance Comparisons................          31
General Information....................          31


----------------------------------------------------------
  Prospectus

       [LOGO]

  ------------------------------

  U.S. Growth Funds
  Small Company Growth Fund
  Emerging Growth Fund
  Growth Fund


  February 18 , 1997


  --------------------------------

      30200 021-97

                                              PROSPECTUS DATED FEBRUARY 18, 1997



                              EMERGING GROWTH FUND
                          A SERIES OF PIPER FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)



    EMERGING GROWTH FUND has an investment objective of long-term capital appreciation. The Fund invests primarily in common stocks of emerging growth companies believed by the Adviser to possess superior growth potential, with an emphasis on companies headquartered or maintaining offices or manufacturing facilities in states in which the Distributor maintains offices.



    PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED.



    This Prospectus concisely describes the information about the Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference.



    A Statement of Additional Information about the Fund dated February 18, 1997, is available free of charge. Write to the Fund at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
        STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
           ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                           THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION


    Emerging Growth Fund (the "Fund") is a mutual fund organized as a diversified series of Piper Funds Inc. (the "Company"). The Company is an open-end management investment company, the shares of which are currently offered in twelve series. This Prospectus provides information regarding the Class Y shares of the Fund. Class Y shares are available only to investors making an initial investment of $1 million or more. The Fund also offers Class A and Class B shares through a separate prospectus. To obtain more information on the Fund's Class A and Class B shares, call the Fund at the telephone number that appears on the cover of this Prospectus.


THE INVESTMENT ADVISER


    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. The Fund pays the Adviser a fee for managing its investment portfolio at an annual rate of .75% on net assets up to $100 million. The fee is scaled downward as net assets increase in size. This fee is higher than fees paid by most other investment companies. See "Management-- Investment Adviser."


THE DISTRIBUTOR


    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Fund's shares.


OFFERING PRICE


    Class Y shares of the Fund are sold at net asset value without any initial or deferred sales charges, and are not subject to any Rule 12b-1 fees. See "How to Purchase Shares--Purchase Price."


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS


    The minimum initial investment is $1 million. There is no minimum for subsequent investments. See "How to Purchase Shares--Minimum Investments."


EXCHANGES


    You may exchange your shares for Class Y shares of any other mutual fund managed by the Adviser that offers such shares and is eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. See "Shareholder Services--Exchange Privilege."


REDEMPTION PRICE


    Shares of the Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. The Fund reserves the right, upon 30 days' written notice, to redeem your account if the net asset value of your Class Y shares falls below $1 million as a result of a redemption or exchange request. See "How to Redeem Shares."


CERTAIN RISK FACTORS TO CONSIDER


    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies" and "Special Investment Methods." As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The Fund is subject to market risk (the risk that a security will be worth less when it is sold than when it was bought due to any number of factors, including reduced demand or loss of investor confidence in the market). As a result, the value of the Fund's shares will vary. The Fund may engage in the following investment practices: the use of repurchase agreements, borrowing from banks, entering into options transactions on securities in which the Fund may invest and on stock indexes, and the use of stock index futures contracts and options on futures contracts. These techniques may increase the volatility of the Fund's net asset value.


SHAREHOLDER INQUIRIES


    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Fund should be directed to the Fund at the telephone number set forth on the cover page of this Prospectus.


                                 FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases..........................................       None
  Maximum Deferred Sales Charge......................................................       None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees....................................................................       .69%
  Rule 12b-1 Fees....................................................................       None
  Other Expenses.....................................................................       .18%
                                                                                       ---------
  Total Fund Operating Expenses......................................................       .87%


EXAMPLE

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


 1 Year......................................................  $       9
 3 Years.....................................................  $      28
 5 Years.....................................................  $      48
10 Years.....................................................  $     107



    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The information set forth in the table is based on actual expenses incurred by Class A shares of the Fund during the fiscal year ended September 30, 1996, except that it reflects the fact that Class Y shares will not pay any Rule 12b-1 fees. The Fund did not offer Class Y shares during such fiscal year. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following financial highlights show certain per share data and selected information for a Class A share of capital stock outstanding during the indicated periods. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. No Class Y shares were outstanding during the indicated periods. Class A shares are subject to sales charges and fees that may differ from those applicable to Class Y shares. An annual report of the Fund is available without charge by contacting the Fund at 800-866-7778 (toll free). In addition to financial statements, such report contains further information about the performance of the Fund.



EMERGING GROWTH FUND++

                                                                             FISCAL YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------------
                                                               1996       1995       1994       1993       1992       1991
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period.......................  $   12.97       9.63       9.87       7.21       6.93       4.30
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Operations:
  Net investment income (loss).............................      (0.05)     (0.06)     (0.04)     (0.03)    --           0.01
  Net realized and unrealized gains (losses) on
    investments............................................       2.18       3.40      (0.20)      2.69       0.32       2.64
                                                             ---------  ---------  ---------  ---------  ---------  ---------
      Total from operations................................       2.13       3.34      (0.24)      2.66       0.32       2.65
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Distributions from net investment income...................     --         --         --         --         --          (0.02)
Distributions from net realized gains......................      (1.24)    --         --         --          (0.04)    --
                                                             ---------  ---------  ---------  ---------  ---------  ---------
      Total distributions..................................      (1.24)    --         --         --          (0.04)     (0.02)
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.............................  $   13.86      12.97       9.63       9.87       7.21       6.93
                                                             ---------  ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Total return (%)***........................................      17.84      34.68      (2.38)     36.92       4.55      61.80

Net asset, end of period (in millions).....................  $     304        253        224        191        110         56
Ratio of expenses to average daily net assets (%)+.........       1.18       1.24       1.24       1.29       1.30       1.30
Ratio of net investment income to average daily net assets
  (%)+.....................................................      (0.41)     (0.51)     (0.38)     (0.34)     (0.14)      0.11
Average brokerage commission rate+++.......................  $  0.0600        n/a        n/a        n/a        n/a        n/a
Portfolio turnover rate (excluding short-term securities)
  (%)......................................................         44         33         31         30         21         27


                                                               1990*
                                                             ---------
Net asset value, beginning of period.......................       5.00
                                                             ---------
Operations:
  Net investment income (loss).............................       0.01
  Net realized and unrealized gains (losses) on
    investments............................................      (0.71)
                                                             ---------
      Total from operations................................      (0.70)
                                                             ---------
Distributions from net investment income...................     --
Distributions from net realized gains......................     --
                                                             ---------
      Total distributions..................................     --
                                                             ---------
Net asset value, end of period.............................       4.30
                                                             ---------
                                                             ---------
Total return (%)***........................................     (14.01)
Net asset, end of period (in millions).....................         21
Ratio of expenses to average daily net assets (%)+.........       1.30**
Ratio of net investment income to average daily net assets
  (%)+.....................................................       0.71**
Average brokerage commission rate+++.......................        n/a
Portfolio turnover rate (excluding short-term securities)
  (%)......................................................          6

------------
  *Period from 4/23/90 (commencement of operations) to 9/30/90.

 **Adjusted to an annual basis.

***Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.

  +During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.37%/(0.60%) in fiscal 1996, 1.42%/(0.69%) in fiscal 1995, 1.44%/(0.58%) in fiscal 1994,
   1.49%/ (0.54%) in fiscal 1993, 1.56%/(0.40%) in fiscal 1992, 1.70%/(0.29%) in fiscal 1991 and 1.95%/0.06% in fiscal 1990. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

 ++Per share amounts have been restated to reflect the effect of the stock dividend declared on December 23, 1995.


+++Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

                       INVESTMENT OBJECTIVE AND POLICIES



    The investment objective listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's objective may be changed without shareholder approval, unless otherwise noted.



    Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Fund will achieve its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing.



INVESTMENT OBJECTIVE



    The Fund's investment objective is long-term capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's objective.



INVESTMENT POLICIES AND TECHNIQUES



    The Fund seeks to achieve its objective by investing primarily (i.e., at least 65% of its assets under normal market conditions) in common stocks of emerging growth companies which the Adviser believes possess superior growth potential. A company will be considered an emerging growth company if, at the time of purchase, it has a market capitalization within the range of market capitalizations for those companies included in the S&P MidCap 400 Index ($148 million to $7.3 billion as of January 31, 1997). Emerging Growth Fund also intends to invest at least 65% of its assets in common stocks of companies headquartered or maintaining offices or manufacturing facilities in states in which the Distributor maintains offices. This will allow the Fund to draw on the Distributor's local expertise and research capabilities. The Distributor currently maintains offices in Arizona, California, Colorado, Idaho, Illinois, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, New Jersey, New York, North Dakota, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming; however, these states may change from time to time.


    In the Adviser's view, there are four broad phases of corporate growth. The first phase of corporate growth occurs during the infancy of a company. Investing in a company during this phase involves the potential for rapid growth but also involves high risk. During the second phase of a company's growth, sometimes referred to as the emerging growth phase, there is often a period of swift development during which growth occurs at a rate generally not equaled by more mature companies. Investing in a company during this phase of its growth may still involve substantial risk. There next occurs a third phase of established growth in which growth is generally less dramatic because of competitive forces, regulations and internal bureaucracy. This is followed by a fourth phase of maturity, when the growth pattern of a company begins to roughly reflect the increase in gross national product. The Adviser intends to focus on companies positioned in the second phase of growth. Of course, the actual growth of a company is not necessarily consistent with this pattern and cannot be foreseen. Consequently, it may be difficult to determine the phase in which a company is currently situated.

    The following illustration represents the Adviser's conception of the four phases of revenue growth for a successful business. This graph is presented for illustrative purposes only, and does not represent the actual revenue growth of a typical company. In addition, there is no necessary correlation between the growth of a company's revenues and the market value of its stock. This illustration should not be considered a representation of the performance of the common stocks in which the Fund invests.

                                   [GRAPHIC]

    Under normal circumstances, the Fund will be fully invested in common stocks, except that a small portion of the Fund's assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Under unusual circumstances, as a defensive measure, Emerging Growth Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. Emerging Growth Fund may also enter into repurchase agreements. See "Special Investment Methods-- Repurchase Agreements."

    Emerging Growth Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Emerging Growth Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Emerging Growth Fund may enter into stock index futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."


INVESTMENT RISKS


    As a mutual fund investing primarily in common stocks, Emerging Growth Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. In addition, companies in which the Fund invests also may involve certain special risks. Emerging growth companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. The securities of emerging growth companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, shares of Emerging Growth Fund will probably be subject to greater fluctuation in value than shares of a more conservative equity fund and an investment in the Fund should not be considered a total investment plan. In addition, Emerging Growth Fund may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."


                           SPECIAL INVESTMENT METHODS


    The following discussion describes some of the investment management practices that the Fund may employ from time to time to facilitate portfolio management. Certain of these practices could be considered "derivative transactions." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. Options on securities, futures contracts and options on futures contracts are derivative contracts. These derivative contracts involve varying degrees and types of risk as set forth below.


REPURCHASE AGREEMENTS


    The Fund may enter into repurchase agreements with respect to securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. A repurchase agreement involves the purchase by the Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to the Fund's restriction on investing in illiquid securities.


BORROWING


    The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets. Interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of the value of its total assets. The Fund may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of the Fund's shares.


OPTIONS TRANSACTIONS


    The Fund may write and purchase put and call options on securities and on stock indexes listed on national securities exchanges. The Fund may purchase and write only exchange-traded options.



    WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by the Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the Fund's investment objective.

    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.



    PURCHASING OPTIONS. The Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.



    The Fund may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Fund ultimately wants to buy. Such protection is provided during the life of the call option because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.



    STOCK INDEX OPTION TRADING. The Fund may purchase and write put and call options on stock indexes listed on national securities exchanges. Stock index options will be purchased for the purpose of hedging against changes in the value of the Fund's portfolio securities due to anticipated changes in the market. Stock index options will be written for hedging purposes and to realize gains from the premiums received on the sale of such options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount. The value of a stock index fluctuates with changes in the market values of the stocks included in the index. The index may include stocks representative of the entire market, such as the S&P 500, or may include only stocks in a particular industry or market segment, such as the AMEX Oil and Gas Index. The effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected.


    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions--Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    The Fund may purchase and sell stock index futures contracts. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract.


    The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the costs of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. The Fund will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix C to the Statement of Additional Information.



    The Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.



    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable stock index. The Adviser will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.


    Additional information with respect to stock index futures contracts, together with information regarding options on such contracts, is set forth in Appendix C to the Statement of Additional Information.

ILLIQUID SECURITIES


    The Fund will not invest more than 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. This investment restriction is nonfundamental, which means that it may be changed without shareholder approval. However, the Securities and Exchange Commission currently limits a non-money market fund's investments in illiquid securities to 15% of net assets.



    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Fund may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under
Section 4(2) of the 1933 Act.


PORTFOLIO TURNOVER


    While it is not the policy of the Fund to trade actively for short-term profits, the Fund will dispose of securities without regard to the time they have been held when such action appears appropriate to the Adviser. Frequent changes may result in higher brokerage and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." Portfolio turnover rates for the Fund are set forth in "Financial Highlights."


INVESTMENT RESTRICTIONS


    The Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, the Fund will not invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries.) In addition, as a nonfundamental investment restriction which may be changed at any time without shareholder approval, the Fund will not invest more than 5% of its total assets in foreign securities. A list of the Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.



    Except for the Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objective and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.


                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER


    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Fund's investment adviser subject to the authority of the Board of Directors.

    In addition to acting as the investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. As of January 31, 1997, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.



    The Adviser furnishes the Fund with investment advice and supervises the management and investment programs of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.



    Under the Investment Advisory and Management Agreement, the Fund pays the Adviser a monthly fee at an annual rate of .75% on average daily net assets up to $100 million. This fee is higher than fees paid by most other investment companies. The fee is scaled downward as net assets increase in size to as low as .50% on net assets of over $500 million.


PORTFOLIO MANAGEMENT


    Sandra K. Shrewsbury has been primarily responsible for the day-to-day management of the Fund's portfolio since 1993. Ms. Shrewsbury has been a Senior Vice President of the Adviser since 1993, prior to which she had been a Managing Director of the Distributor since 1992 and a Vice President of the Distributor from 1990 to 1992. She is a CFA and has 14 years of financial experience.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN


    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Fund's portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Fund.


    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements, the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


    The Adviser selects brokers and futures commission merchants to use for the Fund's portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that the Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Fund may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

GENERAL


    Class Y shares of the Fund may be purchased from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Fund. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Fund does not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.


PURCHASE PRICE


    You may purchase Class Y shares of the Fund at net asset value without any initial or deferred sales charges. The purchase price will be equal to the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer.



    The Adviser makes ongoing payments out of its own assets to Piper Jaffray Investment Executives and other broker-dealers who have sold Class Y shares of the Fund. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Fund, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.


MINIMUM INVESTMENTS


    A minimum initial investment of $1 million is required to purchase Class Y shares of the Fund. There is no minimum for subsequent investments.


                              HOW TO REDEEM SHARES

NORMAL REDEMPTION


    You may redeem all or a portion of your Class Y shares on any day that the Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.



    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.



    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Fund's transfer agent, IFTC. This request should contain: the dollar amount or number of Class Y shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

PAYMENT OF REDEMPTION PROCEEDS


    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).


INVOLUNTARY REDEMPTION


    The Fund reserves the right to redeem your Class Y share account at any time the net asset value of the account falls below $1 million as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.


                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM


    You may arrange to make additional automated purchases of Class Y shares of the Fund. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.


EXCHANGE PRIVILEGE

    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.


    You may exchange your Class Y shares for Class Y shares of any other mutual fund managed by the Adviser that offers such shares. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved.


    The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Fund will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. If the Fund employs such procedures, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If the Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Fund by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Fund reserves the right to suspend or terminate its telephone services at any time without notice.


DIRECTED DIVIDENDS


    You may direct income dividends and capital gains distributions to be invested in Class Y shares of any other mutual fund managed by the Adviser that offers such shares, provided such shares are eligible for purchase in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's Class Y share minimum initial investment amount.


SYSTEMATIC WITHDRAWAL PLAN


    You may establish a Systematic Withdrawal Plan that allows you to receive regular periodic payments by redeeming as many shares from your account as necessary, provided you maintain a minimum account balance of $1 million. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.


    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.


    You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.


ACCOUNT PROTECTION

    If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.


    In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Fund held in a Piper Jaffray PRIME or PAT

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING
Plus account are protected up to $49.5 million beyond the coverage provided by SIPC, for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC, for total account protection of $25 million. This protection does NOT cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION


    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and the Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.


    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS


    Dividends from net investment income, if any, will be paid annually. Net realized capital gains, if any, will be distributed at least once annually. Class Y shareholders generally will receive higher per share dividends than Class A or Class B shareholders because Class Y shareholders are not subject to Rule 12b-1 fees.



    BUYING A DIVIDEND. On the ex-dividend date for a distribution, the Fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.



    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for the Fund generally will be payable in additional Class Y shares of the Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional Class Y shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in Class Y shares of another mutual fund managed by the Adviser that offers such shares. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES


    The Fund computes its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Fund has declared any applicable dividends.



    The Fund's net asset value per share is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. If the Fund should have an open short position as to a security, the valuation of the contract will be at the average of the bid and asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held or written by the Fund is its last sales price on the exchange prior to the time when assets are valued. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.



    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service or through dealer quotations are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of the Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.



    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset values per share of Class A, Class B and Class Y shares of the Fund may differ because of the differing Rule 12b-1 fees and transfer agent fees charged to such classes.


                                   TAX STATUS


    The Fund qualified as a regulated investment company during its last taxable year and intends to so qualify during the current taxable year. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.



    Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Under the Code, corporate shareholders generally may deduct 70% of distributions from the Fund attributable to dividends paid by domestic corporations. Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of Fund shares if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.



    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the Statement of Additional Information. Before investing in the Fund, you should check the consequences of your local and state tax laws.


                            PERFORMANCE COMPARISONS


    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." Total return will be computed separately for each class of the Fund's shares. All such total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.



    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return for Class Y shares, all dividends and distributions are assumed to be reinvested.



    Comparative performance information also may be used from time to time in advertising the Fund's shares. For example, advertisements may compare the Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.


    For additional information regarding comparative performance information and the calculation of average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION


    The Company was organized under the laws of State of Minnesota in 1986 and currently offers its shares in twelve series. The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within the Fund, as well as within any other series of the Company or any series created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.



    All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.



    The different classes of the Fund's shares have the same rights and are identical in all respects except that (a) expenses related to the distribution of each class of shares are borne solely by such class; (b) to the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class; (c) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders will have the right to vote on any distribution fees imposed on Class A shares as long as Class B shares convert into Class A shares); (d) only Class B shares carry a conversion feature; and (e) each class has a different exchange privileges.



    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of the

Company vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.


    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS


    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Fund.



    A number of complaints have been brought in federal and state court relating to the Institutional Government Income Portfolio ("PJIGX") series of the Company (such series has been renamed Intermediate Bond Fund). A consolidated class action lawsuit was settled in February 1996. Two complaints remain pending. The first complaint was brought on April 11, 1995 by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. The action was filed in the Minnesota State District Court, Hennepin County, and removed to United States District Court, District of Minnesota. Defendants are the Company, the Distributor and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. The second complaint was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County, by Beverly Muth against the Distributor and an affiliated individual. In addition, a number of actions have been commenced in arbitration relating to PJIGX.



    Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. See "Pending Litigation" in the Statement of Additional Information.



    The Adviser and the Distributor do not believe that any outstanding complaint or action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Fund.



    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

   Table of Contents


                                            PAGE
Introduction...........................           2
Fund Expenses..........................           3
Financial Highlights...................           4
Investment Objective and Policies......           5
Special Investment Methods.............           7
Management.............................          10
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares...............          12
  How to Redeem Shares.................          12
  Shareholder Services.................          13
  Dividends and Distributions..........          15
Valuation of Shares....................          16
Tax Status.............................          16
Performance Comparisons................          18
General Information....................          18


----------------------------------------------------------
  Prospectus

       [LOGO]

  ------------------------------


  Emerging Growth Fund



  February 18, 1997


  --------------------------------

      30200 021-97

                                              PROSPECTUS DATED FEBRUARY 18, 1997


                             GROWTH AND INCOME FUND
                                 BALANCED FUND
                           SERIES OF PIPER FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)

    GROWTH AND INCOME FUND has investment objectives of both current income and long-term growth of capital and income. The Fund invests in a broadly diversified portfolio of securities, with an emphasis on securities of large, established companies that have a history of dividend payments and that the Adviser believes are undervalued.

    BALANCED FUND has investment objectives of both current income and long-term capital appreciation consistent with conservation of principal. The Fund invests in both common stocks and fixed-income securities on the basis of combined considerations of risk, income, capital appreciation and protection of capital value.


    PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.


    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.


    A Statement of Additional Information about the Funds dated February 18 , 1997, is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
           STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
            ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION


    Growth and Income Fund and Balanced Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds") are mutual funds organized as diversified series of Piper Funds Inc. (the "Company"). The Company is an open-end management investment company, the shares of which are currently offered in twelve series. Each Fund has a different investment objective and is designed to meet different investment needs.


THE INVESTMENT ADVISER

    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio. Fees for each Fund are paid at an annual rate of .75% on net assets up to $100 million and are scaled downward as net assets increase in size. These fees are higher than fees paid by most other investment companies. See "Management--Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.


CHOOSING A SHARE CLASS



    You may purchase either Class A or Class B shares of a Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Through a separate Prospectus, Growth and Income Fund also offers Class Y shares, which have their own expense structure (including elimination of all sales charges) and are available only to investors making an initial investment of $1 million or more. To obtain more information about Class Y shares, call the Funds at the telephone number that appears on the cover of this Prospectus.



    Class A shares have the following features:



    - An initial sales charge of 4% on purchases of less than $100,000. The sales charge is reduced for purchases of $100,000 or more. See "How to Purchase Class A Shares."



    - Lower annual expenses than Class B shares. Class A shares are subject to Rule 12b-1 fees equal, on an annual basis, to 0.50% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited these fees to 0.34% of average daily net assets during fiscal 1997. See "Distribution of Fund Shares."



    Class B shares have the following features:



    - No initial sales charge; all your money goes to work for you right away.



    - A contingent deferred sales charge ("CDSC") if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years. The CDSC declines from 4% during the calendar year in which you purchase the shares to 1% during the fifth full calendar year following the year of purchase. See "How to Purchase Class B Shares."



    - Higher annual expenses than Class A shares. Class B shares are subject to Rule 12b-1 fees equal, on an annual basis, to 1.00% of the average daily net assets of the Class B shares. See "Distribution of Fund Shares."

    - Automatic conversion to Class A shares at the beginning of the sixth full calendar year following the year of purchase, thus reducing future annual expenses. See "How to Purchase Class B Shares-- Conversion Feature."


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS


    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Invest--Minimum Investments."


EXCHANGES


    You may exchange your shares for shares of the same class of any other mutual fund managed by the Adviser (a "Piper fund") that offers its shares in multiple classes. In addition, Class A shares may be exchanged for shares of any Piper fund that offers only one class of shares. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire, and such shares must be eligible for sale in your state of residence. See "Shareholder Services--Exchange Privilege."


REDEMPTION PRICE


    Shares of any Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer, less any applicable contingent deferred sales charge. See "How to Redeem Shares." Each Fund reserves the right, upon 30 days' written notice, to redeem an account in any Fund if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."


CERTAIN RISK FACTORS TO CONSIDER


    An investment in either Fund is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods." As with other mutual funds, there can be no assurance that either Fund will achieve its objective. Each of the Funds is subject to market risk (the risk that a security will be worth less when it is sold than when it was bought due to any number of factors, including reduced demand or loss of investor confidence in the market) and interest-rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of each Fund's shares will vary. Each Fund may engage in the following investment practices: the use of repurchase agreements, borrowing from banks, entering into options transactions on securities in which the Funds may invest and on stock indexes, the use of stock index futures contracts and interest rate futures contracts, entering into options on futures contracts, and the purchase or sale of securities on a "when-issued" or forward commitment basis, including the use of mortgage dollar rolls. These techniques may increase the volatility of a Fund's net asset value. Each Fund may purchase mortgage-related securities, including derivative mortgage securities. In addition to interest rate risk, mortgage-related securities are subject to prepayment risk. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile.


SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES



                                          GROWTH AND INCOME       BALANCED
                                                FUND                FUND
                                          -----------------   -----------------
                                          CLASS A   CLASS B   CLASS A   CLASS B
                                          -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
    Purchases (as a percentage of
    offering price).....................   4.00%       None    4.00%       None
  Maximum Deferred Sales Charge (as a
    percentage of original purchase
    price or redemption proceeds, as
    applicable).........................    None*    4.00%      None*    4.00%
ANNUAL FUND OPERATING EXPENSES (as a
  percentage of average net assets)
  Management Fees.......................    .75%      .75%      .75%      .75%
  Rule 12b-1 Fees (after voluntary
    limitation for Class A shares)**....    .34%     1.00%      .34%     1.00%
  Other Expenses (after voluntary
    expense reimbursement)**............    .25%      .25%      .25%      .25%
                                          -------   -------   -------   -------
  Total Fund Operating Expenses (after
    voluntary limitations and expense
    reimbursements)**...................   1.34%     2.00%     1.34%     2.00%


------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Class A Shares."


**Without voluntary limitations, Rule 12b-1 Fees for the Class A shares would be .50% for both Funds. Without voluntary expense reimbursements, Other Expenses would be .31% for the Class A and Class B shares of Growth and Income Fund and .44% for the Class A and Class B shares of Balanced Fund. Without any fee limitations or expense reimbursements, Total Fund Operating Expenses would be 1.56% and 2.06%, respectively, for the Class A and Class B shares of Growth and Income Fund and 1.69% and 2.19%, respectively, for the Class A and Class B shares of Balanced Fund.



EXAMPLE



    At the end of the periods shown, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                                GROWTH AND INCOME FUND                  BALANCED FUND
                                                       -----------------------------------------  --------------------------
                                                                              CLASS B*                           CLASS B*
                                                                    ----------------------------               -------------
                                                                    REDEMPTION AT                              REDEMPTION AT
                                                                         END                                        END
                                                         CLASS A      OF PERIOD    NO REDEMPTION    CLASS A      OF PERIOD
                                                       -----------  -------------  -------------  -----------  -------------
One year.............................................   $      53     $      60      $      20     $      53     $      60
Three years..........................................   $      81     $      93      $      63     $      81     $      93
Five years...........................................   $     110     $     128      $     108     $     110     $     128
Ten years............................................   $     195     $     200      $     200*    $     195     $     200


                                                       NO REDEMPTION
                                                       -------------
One year.............................................    $      20
Three years..........................................    $      63
Five years...........................................    $     108
Ten years............................................    $     200


------------------------------

* Assumes that Class B shares are purchased on January 1, and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.


    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The information set forth in the table, other than Rule 12b-1 fees, is based on actual expenses incurred by the Class A shares of the Funds during the fiscal year ended September 30, 1996. The Funds did not offer Class B shares during such fiscal year. Class A share Rule 12b-1 fees set forth in the table reflect a voluntary limitation by the Distributor of amounts payable to it under each Fund's Rule 12b-1 Plan to .34% of average daily net assets attributable to Class A shares for the fiscal year ending September 30, 1997. Rule 12b-1 fees had been limited to .32% of each Fund's average daily net assets for the fiscal year ended September 30, 1996. In addition, the Adviser reimbursed each Fund for the amount by which total Fund operating expenses for fiscal 1996 exceeded 1.32% of average daily net assets. For fiscal 1997, the Adviser will limit total operating expenses for each Fund to 1.34% of the Fund's average daily net assets attributable to Class A shares and 2.00% of the Fund's average daily net assets attributable to Class B shares. The voluntary Rule 12b-1 fee limitations for the Class A shares and the expense reimbursements reflected in the Fund Expenses table may be discontinued at any time after the fiscal 1997 year end. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.



    A portion of the Rule 12b-1 fee paid with respect to both Class A and Class B shares is considered an asset-based sales charge. As a result of the payment of such asset based sales charge, long-term shareholders of a Fund may pay more than the economic equivalent of the maximum 6.25% front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares."

                              FINANCIAL HIGHLIGHTS


    The following financial highlights show certain per share data and selected information for a Class A share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. No Class B shares were outstanding during the indicated periods. Class A shares are subject to sales charges and fees that may differ from those applicable to Class B shares. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, such reports contain further information about the performance of the Funds.


GROWTH AND INCOME FUND

                                                                                    FISCAL YEAR ENDED SEPTEMBER 30,
                                                                         ------------------------------------------------------
                                                                            1996       1995       1994       1993       1992*
                                                                         ----------  ---------  ---------  ---------  ---------
Net asset value, beginning of period...................................  $    12.93      10.27      10.30      10.01      10.00
                                                                         ----------  ---------  ---------  ---------  ---------
Operations:
  Net investment income................................................        0.18       0.19       0.24       0.24       0.03
  Net realized and unrealized gains (losses) on investments............        2.31       2.70       0.02       0.29      (0.02)
                                                                         ----------  ---------  ---------  ---------  ---------
      Total from operations............................................        2.49       2.89       0.26       0.53       0.01
                                                                         ----------  ---------  ---------  ---------  ---------
Distributions from net investment income...............................       (0.20)     (0.19)     (0.24)     (0.24)    --
Distributions from net realized gains..................................       (0.18)     (0.04)     (0.05)    --         --
                                                                         ----------  ---------  ---------  ---------  ---------
      Total distributions..............................................       (0.38)     (0.23)     (0.29)     (0.24)    --
                                                                         ----------  ---------  ---------  ---------  ---------
Net asset value, end of period.........................................  $    15.04      12.93      10.27      10.30      10.01
                                                                         ----------  ---------  ---------  ---------  ---------
                                                                         ----------  ---------  ---------  ---------  ---------
Total return (%)+......................................................       19.56      28.81       2.53       5.41       0.10

Net assets, end of period (in millions)................................  $       97         73         73         96         52
Ratio of expenses to average daily net assets (%)++....................        1.32       1.32       1.29       1.32       1.28**
Ratio of net investment income to average daily net assets (%)++.......        1.26       1.93       2.26       2.51       3.00**
Average brokerage commission rate+++...................................  $   0.0600        n/a        n/a        n/a        n/a
Portfolio turnover rate (excluding short-term securities) (%)..........          22         14         20         26          1

------------------------
  *Period from 7/21/92 (commencement of operations) to 9/30/92.

 **Adjusted to an annual basis.

  +Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.

 ++During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.56%/1.02% in fiscal 1996, 1.60%/1.65% in fiscal 1995, 1.62%/1.93% in fiscal 1994,
   1.58%/2.25% in fiscal 1993 and 2.06%/2.22% in fiscal 1992. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

+++Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

BALANCED FUND

                                                                                                   PERIOD
                                                                                                    FROM
                               FISCAL YEAR ENDED SEPTEMBER 30,           PERIOD FROM     YEAR     3/16/87*
                      -------------------------------------------------  11/1/88 TO     ENDED        TO
                       1996    1995   1994   1993   1992   1991   1990     9/30/89     10/31/88   10/31/87
                      -------  -----  -----  -----  -----  -----  -----  -----------   --------   --------
Net asset value,
  beginning of
  period............  $ 13.74  11.81  12.23  11.88  10.77   8.87  10.00      9.19        8.97      10.00
                      -------  -----  -----  -----  -----  -----  -----  -----------   --------   --------
Operations:
  Net investment
    income..........     0.44   0.47   0.38   0.34   0.38   0.43   0.42      0.44        0.51       0.28
  Net realized and
    unrealized gains
    (losses) on
    investments.....     0.89   1.93  (0.26)  0.65   1.17   1.89  (1.14)     0.83        0.22      (1.09)
                      -------  -----  -----  -----  -----  -----  -----  -----------   --------   --------
      Total from
       operations...     1.33   2.40   0.12   0.99   1.55   2.32  (0.72)     1.27        0.73      (0.81)
                      -------  -----  -----  -----  -----  -----  -----  -----------   --------   --------
Distributions from
  net investment
  income............    (0.44) (0.35) (0.37) (0.34) (0.39) (0.42) (0.41)    (0.46)      (0.51)     (0.22)
Distributions from
  net realized
  gains.............    (0.55) (0.12) (0.17) (0.30) (0.05)  --     --       --           --         --
                      -------  -----  -----  -----  -----  -----  -----  -----------   --------   --------
      Total
    distributions...    (0.99) (0.47) (0.54) (0.64) (0.44) (0.42) (0.41)    (0.46)      (0.51)     (0.22)
                      -------  -----  -----  -----  -----  -----  -----  -----------   --------   --------
Net asset value, end
  of period.........  $ 14.08  13.74  11.81  12.23  11.88  10.77   8.87     10.00        9.19       8.97
                      -------  -----  -----  -----  -----  -----  -----  -----------   --------   --------
                      -------  -----  -----  -----  -----  -----  -----  -----------   --------   --------
Total return (%)+...    10.16  21.78   1.00   8.51  14.75  26.61  (7.42)    14.20        8.53      (8.24)

Net assets end of
  period (in
  millions).........  $    45     44     46     57     28     15     14        16          13         13
Ratio of expenses to
  average daily net
  assets (%)++......     1.32   1.32   1.32   1.32   1.32   1.32   1.31      1.30**      1.30        .99**
Ratio of net
  investment income
  to average daily
  net assets
  (%)++.............     3.16   3.54   3.03   3.13   3.57   4.15   4.32      5.15**      5.58       5.46**
Average brokerage
  commission
  rate+++...........  $0.0600    n/a    n/a    n/a    n/a    n/a    n/a       n/a         n/a        n/a
Portfolio turnover
  rate (excluding
  short-term
  securities) (%)...       27     39     62     41     58     44    105        95          73         95

------------------------------
  *Commencement of operations.

 **Adjusted to an annual basis.

  +Total return is based on the change in net asset value during the periods, assumes reinvestment of all distributions and does not reflect a sales charge.

 ++During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.69 %/2.79% in fiscal 1996, 1.65%/3.21% in fiscal 1995, 1.60%/2.75% in fiscal 1994,
   1.62%/2.83% in fiscal 1993, 1.77%/3.12% in fiscal 1992, 1.98%/3.49% in fiscal
   1991, 1.96%/3.67% in fiscal 1990, 2.29%/4.16% in fiscal 1989, 2.09%/4.79% in fiscal 1988 and 1.96%/4.49% in fiscal 1987. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

+++Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

    Because of the risks associated with common stock and bond investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Funds will achieve their objectives or that shareholders will be protected from the risk of loss that is inherent in equity and bond market investing.

GROWTH AND INCOME FUND

    INVESTMENT OBJECTIVES. Growth and Income Fund's investment objectives are to provide current income and long-term growth of capital and income.

    INVESTMENT POLICIES AND TECHNIQUES. Growth and Income Fund will pursue its investment objectives by investing in a broadly diversified portfolio of securities, with an emphasis on securities of large, established companies that have a history of dividend payments and that the Adviser believes are undervalued. Companies will be selected on the basis of the Adviser's assessment of their prospects for long-term growth in dividends and earnings. Additional factors which the Adviser will consider include the stability of a company's earnings as well as the sensitivity of that company's particular industry to fluctuations in major economic variables, such as interest rates and industrial production.

    Under normal market conditions, Growth and Income Fund will invest principally in common stocks and securities convertible into common stocks. However, the Fund may also invest in debt securities, including U.S. Government securities (securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities) and nonconvertible preferred stocks. Investments in long-term debt securities, including debt securities convertible into common stock, will be limited to U.S. Government securities and those securities rated at the time of purchase within the four highest investment grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Services ("Standard & Poor's") (AAA, AA, A, or BBB), or to unrated securities judged by the Adviser at the time of purchase to be of comparable quality. Debt securities rated Baa and BBB have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In the event a security held in Growth and Income Fund's portfolio is downgraded to a rating below Baa or BBB, the Fund will sell such security as promptly as practicable. For an explanation of Moody's and Standard & Poor's ratings, see Appendix A to the Statement of Additional Information. U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information.

    Under unusual circumstances, as a defensive measure, Growth and Income Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. In addition, normally a small portion of the Fund's assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. Growth and Income Fund may also enter into repurchase agreements. See "Special Investment Methods--Repurchase Agreements."

    Growth and Income Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Growth and Income Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, Growth and Income Fund may enter into stock index futures contracts and interest rate futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."

    Growth and Income Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis and may enter into mortgage "dollar rolls." The use of these techniques could result in increased volatility of the Fund's net asset value. See "Special Investment Methods--When-Issued Securities."

    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Growth and Income Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

    Because Growth and Income Fund also may invest in debt securities, the Fund may be subject to interest rate risk as well. Bond prices generally vary inversely with changes in the level of interest rates so that when interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. Investments in debt securities may also subject the Fund to credit risk. Credit risk, also know as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. As discussed above, the Fund's investments in long-term debt securities are limited to U.S. Government securities and securities which, at the time of purchase, are rated investment grade or are judged by the Adviser to be of comparable quality. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."

BALANCED FUND

    INVESTMENT OBJECTIVES. Balanced Fund has investment objectives of both current income and long-term capital appreciation consistent with conservation of principal.

    INVESTMENT POLICIES AND TECHNIQUES. It is intended that the assets of Balanced Fund will be invested on the basis of combined considerations of risk, income, capital appreciation and protection of capital value. The Fund may invest in any type or class of securities, including money market securities, fixed-income securities, such as bonds, debentures, preferred stocks and U.S. Government securities (securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities), senior securities convertible into common stocks and common stocks. The Fund may invest up to 25% of its total assets in foreign securities. See "Special Investment Methods--Foreign Securities." Balanced Fund may also enter into repurchase agreements. See "Special Investment Methods--Repurchase Agreements." The mix of securities in the Fund's portfolio will be determined on the basis of existing and anticipated market conditions. Consequently, the relative percentages of each type of security in the portfolio may be expected to fluctuate. At least 35% of the Fund's total assets, however, must be invested in fixed-income securities. To pay redemption requests and Fund expenses, normally a small portion of the Fund's assets will be held in short-term money market securities and cash.

    Investments in long-term debt securities will be limited to U.S. Government securities and to those securities rated at the time of purchase within the four highest investment grades assigned by Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or unrated securities judged by the Adviser at the time of purchase to be of comparable quality. Debt securities rated Baa and BBB have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In the event a security held in Balanced Fund's portfolio is downgraded to a rating below Baa or BBB, the Fund will sell such security as promptly as practicable. For an explanation of Moody's and Standard & Poor's ratings, see Appendix A to the Statement of Additional Information. Not more than 20% of the long-term debt securities held at any one time by Balanced Fund will be unrated. U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations. The Fund may invest in mortgage-related U.S. Government securities, including derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, may be highly volatile. However, Balanced Fund will not invest more than 5% of its net assets, in the aggregate, in the following types of derivative mortgage securities: inverse floaters, interest only, principal only, inverse interest only and Z tranches of collateralized mortgage obligations, and stripped mortgage-backed securities. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

    Balanced Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. Balanced Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market and in interest rates, Balanced Fund may enter into stock index futures contracts and interest rate futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."

    Balanced Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis and may enter into mortgage "dollar rolls." The use of these techniques could result in increased volatility of the Fund's net asset value. See "Special Investment Methods--When-Issued Securities."

    EFFECTIVE DURATION. In managing the fixed income portion of Balanced Fund's portfolio, the Adviser will attempt to maintain an average effective duration of 3 to 6 1/2 years. Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

    It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

    INVESTMENT RISKS. The Fund may invest in any type or class of securities, including money market securities, fixed-income securities and common stocks. As a result, investors in the Fund will be exposed to the market risks of both common stocks and bonds. Stock market risk is the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Bond market risk is the potential for fluctuations in the market value of bonds. Bond prices vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise.

    To the extent the Fund invests in mortgage-related securities, the Fund will also be subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held by the Fund is "prepaid" earlier than expected. The Fund must then reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:

    - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of the Fund will be reduced.

    - When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

    Balanced Fund's investments in mortgage-related securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-duration at the time of purchase into a long-duration security. Long-duration securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-duration securities.

    Investments in debt securities may also subject the Fund to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. As discussed above, the Fund's investments in long-term debt securities are limited to U.S. Government securities and securities which, at the time of purchase, are rated investment grade or are judged by the Adviser to be of comparable quality. The investment techniques used by the Fund and the Fund's ability to invest up to 25% of its total assets in foreign securities also pose certain risks. See "Special Investment Methods."

    Investors should also be aware that the investment results of the Fund depend upon the Adviser's ability to anticipate correctly the relative performance and risks of stocks, bonds and money market instruments. The Fund's investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant market advance, or if a major portion of its assets were invested in stocks during a market decline. Similarly, the Fund's performance could deteriorate if the Fund were substantially invested in bonds at a time when interest rates moved adversely.

                           SPECIAL INVESTMENT METHODS


    The following discussion describes some of the investment management practices that the Funds may employ from time to time to facilitate portfolio management. Certain of these practices could be considered "derivative transactions." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. Options on securities, futures contracts, options on futures contracts and when-issued securities transactions are derivative contracts. These derivative contracts involve varying degrees and types of risk as set forth below.


REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss.

Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

BORROWING

    Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. Neither Fund will purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

OPTIONS TRANSACTIONS

    Each Fund may write and purchase put and call options on securities and on stock indexes listed on national securities exchanges. The Funds may purchase and write only exchange-traded options.

    WRITING COVERED OPTIONS. Each Fund may write (i.e., sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by any Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.


    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.


    PURCHASING OPTIONS. Each Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    The Funds may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Funds ultimately want to buy. Such protection is provided during the life of the call option because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

    STOCK INDEX OPTION TRADING. Each Fund may purchase and write put and call options on stock indexes listed on national securities exchanges. Stock index options will be purchased for the purpose of hedging against changes in the value of a Fund's portfolio securities due to anticipated changes in the market. Stock index options will be written for hedging purposes and to realize gains from the premiums received on the sale of such options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount. The value of a stock index fluctuates with changes in the market values of the stocks included in the index. The index may include stocks representative of the entire market, such as the S&P 500, or may include only stocks in a particular industry or market segment, such as the AMEX Oil and Gas Index. The effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected.

    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions--Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Each Fund may purchase and sell stock index futures contracts and interest rate futures contracts. The futures contracts in which the Funds may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date.

    The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if a Fund owns long-term U.S. Government securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the U.S. Government securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. Government securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. The Funds will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B and Appendix C to the Statement of Additional Information.

    Each Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable stock index. The Adviser will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    Additional information with respect to interest rate and stock index futures contracts, together with information regarding options on such contracts, is set forth in Appendix B and Appendix C, respectively, to the Statement of Additional Information.

WHEN-ISSUED SECURITIES

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

MORTGAGE DOLLAR ROLLS

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.


    No more than one-third of a Fund's total assets may be committed to the purchase of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.

ILLIQUID SECURITIES

    Neither Fund will invest more than 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. This investment restriction is nonfundamental, which means that it may be changed without shareholder approval. However, the Securities and Exchange Commission currently limits a non-money market fund's investments in illiquid securities to 15% of net assets.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under
Section 4(2) of the 1933 Act and with respect to interest only, principal only and inverse floating classes of mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities.

FOREIGN SECURITIES

    As nonfundamental investment restrictions which may be changed at any time without shareholder approval, Balanced Fund may invest up to 25% of its total assets in foreign securities and Growth and Income Fund may invest up to 5% of its total assets in such securities. The value of foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

    In addition, as a result of their investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Funds may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Funds to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Funds to risk of loss if exchange rates move in a direction adverse to a Fund's position. Such losses could reduce any profits or increase any losses sustained by the Funds from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received.

PORTFOLIO TURNOVER

    While it is not the policy of either Fund to trade actively for short-term profits, each Fund will dispose of securities without regard to the time they have been held when such action appears appropriate to the Adviser. In the case of each Fund, frequent changes may result in higher brokerage and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." Portfolio turnover rates for the Funds are set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS


    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, neither Fund will invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries.) A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.


    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.

    In addition to acting as the investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. As of January 31, 1997, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.


    The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, each Fund pays the Adviser monthly fees at an annual rate of .75% on average daily net assets up to $100 million. These fees are higher than fees paid by most other investment companies. The fees are scaled downward as net assets increase in size to as low as .50% on net assets of over $500 million.

PORTFOLIO MANAGEMENT

    Paul A. Dow has been primarily responsible for the day-to-day management of the Growth and Income Fund's portfolio since the Fund's inception in 1992. Mr. Dow has shared that primary responsibility with John K. Schonberg since May 31, 1996. Mr. Dow has been a Senior Vice President of the Adviser since February 1989 and Chief Investment Officer of the Adviser since December 1989. He is a CFA and has 23 years of financial experience. Mr. Schonberg has been a portfolio manager for the Adviser since 1989, prior to which he had been a research analyst for the Distributor since 1987. Mr. Schonberg has ten years of financial experience.

    Bruce D. Salvog and David M. Steele have been primarily responsible for the day-to-day management of the fixed income portion of Balanced Fund's portfolio since 1992. Mr. Salvog has been a Senior Vice President of the Adviser since 1992. He has an AB from Harvard University and 27 years of financial experience. Mr. Steele has been a Senior Vice President of the Adviser since 1992. He has an MBA from the University of Southern California and 18 years of financial experience. Paul A. Dow has been primarily responsible for the day-to-day management of the equity portion of Balanced Fund's portfolio since 1989. He has shared that primary responsibility with John K. Schonberg since October 1995. Mr. Dow and Mr. Schonberg are also portfolio managers for Growth and Income Fund and their experience is discussed above.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements, the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Adviser selects brokers and futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES


    Piper Jaffray acts as the principal distributor of the Funds' shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid Rule 12b-1 fees for servicing each Fund's shareholder accounts and for providing distribution related services to each Fund. For each Fund, these fees are calculated daily and paid quarterly at an annual rate equal to .50% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assest attributable to Class B shares. The Distributor has voluntarily agreed to limit each Fund's Rule 12b-1 fees payable with respect to Class A shares to .34% of the Fund's average daily net assets attributable to such shares. This limitation may be revised or terminated at any time after fiscal 1997 year end. The Distributor does not intend to limit Rule 12b-1 fees payable with respect to either Fund's Class B shares.



    Rule 12b-1 fees paid by each Fund are categorized as either "distribution fees" or "servicing fees." Distribution fees are intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares, and servicing fees are intended to compensate the Distributor for ongoing servicing and/ or maintenance of shareholder accounts. The .50% Rule 12b-1 fee paid by each Fund with respect to its Class A shares is comprised of
(a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class A shares and (b) a distribution fee equal to .25% of the Fund's average daily net assets attributable to Class A shares. The 1.00% Rule 12b-1 fee paid by each Fund with respect to its Class B shares is comprised of
(a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class B shares and (b) a distribution fee equal to .75% of the Fund's average daily net assets attributable to Class B shares.



    Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Invest--Sales Compensation." Further information regarding the Plan is contained in the Statement of Additional Information.


    The Distributor uses a portion of its Rule 12b-1 fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .30% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .30% of the average daily net assets of the Fund attributable to shares sold by the Investment Executive.

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                         SHAREHOLDER GUIDE TO INVESTING


                                 HOW TO INVEST



GENERAL



    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.



CHOOSING A SHARE CLASS



    You may purchase either Class A or Class B shares of a Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Growth and Income Fund also offers Class Y shares, which have their own expense structure and are available only to investors making an initial investment of $1 million or more. To obtain more information about Class Y shares, call the Funds at the telephone number that appears on the cover of this Prospectus.



    If you purchase Class A shares, you will pay a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales of $500,000 and over, which are not subject to an initial sales charge, but are subject to a contingent deferred sales charge under certain circumstances). The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to Rule 12b-1 distribution and servicing fees equal, on an annual basis, to 0.50% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited these fees to 0.34% of average daily net assets during fiscal 1997. See "Fund Expenses" and "Distribution of Fund Shares."



    If you purchase Class B shares, you will not pay an initial sales charge, but you will pay a contingent deferred sales charge of up to 4% if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years. Class B shares are also subject to higher Rule 12b-1 fees than Class A shares. For each Fund, Class B shares are subject to Rule 12b-1 distribution and servicing fees equal, on an annual basis, to 1.00% of the average daily net assets of the Class B shares. Class B shares automatically convert into Class A shares at the beginning of the sixth full calendar year following the year of purchase. Class B shares put all of your money to work for you right away. However, they will have higher annual expense ratios due to their higher Rule 12b-1 fees and, as a result, generally will pay lower ordinary income dividends than the Class A shares. See "Fund Expenses" and "Distribution of Fund Shares."



    The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you. You should consider whether, over the time you expect to maintain your investment, the accumulated Rule 12b-1 fees and any applicable contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated Rule 12b-1 fees on Class A shares purchased at the same time, and to what extent the differential would be offset by the higher dividends on the Class A shares. If you are making an investment that qualifies for a reduced sales charge as described below, an investment in Class A shares will normally be more beneficial. Accordingly, orders for Class B shares for $250,000 or more will be treated as orders for Class A shares. In addition, orders for Class B shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares. For Growth and Income Fund, orders for either Class A or Class B shares for $1 million or more will be treated as orders for Class Y shares.

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                         SHAREHOLDER GUIDE TO INVESTING


MINIMUM INVESTMENTS



    A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.



SALES COMPENSATION



    The Distributor and other broker-dealers who sell Fund shares receive compensation from different sources. A portion of this compensation is typically passed along to your Piper Jaffray Investment Executive or other sales representative. Compensation will differ for selling Class A and Class B shares.



    The Distributor receives the sales charge that you pay upon purchasing Class A shares, and reallows a portion of this to other broker-dealers who sell Fund shares. See "How to Purchase Class A Shares-- Purchase Price" below. If the Class A share purchase is not subject to an initial sales charge, the Distributor may receive a fee (equal to a percentage of the purchase price) from the Adviser in connection with the purchase. The Distributor also receives any contingent deferred sales charges that may be imposed on redemptions of certain Class A shares that were not subject to an initial sales charge and on redemptions of Class B shares. The Distributor pays a sales commission equal to a percentage of the amount invested to its Investment Executives and to other broker-dealers who sell Class B shares.



    The Distributor also receives the Rule 12b-1 fees that are paid out of each Fund's assets. As discussed above, the Rule 12b-1 fee rates vary by class. See "Distribution of Fund Shares." The Distributor pays a portion of these fees to broker-dealers who sell Fund shares.



    In addition to the types of compensation discussed above, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.



                         HOW TO PURCHASE CLASS A SHARES



PURCHASE PRICE



    You may purchase Class A shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:



                                                              SALES CHARGE         SALES CHARGE
                                                           AS A PERCENTAGE OF   AS A PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE                      OFFERING PRICE       NET ASSET VALUE
---------------------------------------------------------  -------------------  -------------------
Less than $100,000.......................................           4.00%                4.17%
$100,000 but less than $250,000..........................           3.25%                3.36%
$250,000 but less than $500,000..........................           2.50%                2.56%
$500,000 and over........................................           0.00%                0.00%



CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $500,000 OR MORE



    If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a contingent deferred sales charge ("CDSC") will be assessed in the event you redeem shares within 24 months

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                         SHAREHOLDER GUIDE TO INVESTING

following the purchase. This charge will be equal to 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The CDSC does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a CDSC is payable, Class A shares that are not subject to any CDSC will be redeemed first, and other Class A shares will then be redeemed starting with the shares most recently purchased.



    LETTER OF INTENT. If you purchased your Class A shares under a Letter of Intent, as described below under "Reducing Your Sales Charge--Letter of Intent," the 24-month period begins on the date the Letter of Intent is completed.



    WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on redemptions of Class A shares will be waived under the same circumstances as will the CDSC on redemptions of Class B shares. See "How to Purchase Class B Shares--Waiver of Contingent Deferred Sales Charge" below.



    EXCHANGES. If you exchange your shares for shares of another Piper Fund, no CDSC will be imposed. However, the charge will apply if you subsequently redeem the new shares within 24 months of the purchase of the original Fund shares.



    REINSTATEMENT PRIVILEGE. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any CDSC you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.



REDUCING YOUR SALES CHARGE



    You may qualify for a reduced sales charge on Class A shares through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans. For purposes of determining whether your sales charge may be reduced through any of the following plans, and for purposes of the reinstatement, exchange and directed dividends privileges discussed below under "Shareholder Services," shares of a Piper fund that does not offer multiple classes of shares will be considered Class A shares.



    AGGREGATION. Initial sales charges on Class A shares may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges on Class A shares. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of Class A shares of any Piper fund sold with a sales charge currently held by you and your related accounts or by other members of your group.



    You may group purchases in the following personal accounts together:



    - Your individual account.



    - Your spouse's account.



    - Your children's accounts.



    - Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans but does not include plans that cover more than one participant.



    - A trust or trusts created for the primary benefit of you, your spouse or your children.

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                         SHAREHOLDER GUIDE TO INVESTING


    Additionally, purchases of Class A shares made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:



    - The group has been in existence for more than six months.



    - It is not organized for the purpose of buying redeemable securities of a registered investment company.



    - Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.



    An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.



    RIGHT OF ACCUMULATION. Sales charges for purchases of Class A shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of Class A shares previously purchased in any Piper fund that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.



    LETTER OF INTENT. Your sales charge on Class A shares may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in Class A shares of any of the Piper funds that are sold with a sales charge over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You may contact your Piper Jaffray Investment Executive or other broker-dealer for an application.



PURCHASES NOT SUBJECT TO A SALES CHARGE



    If you fall within one of the categories summarized below, you may buy Class A shares of the Funds without incurring an initial or contingent deferred sales charge. For more information, contact your Piper Jaffray Investment Executive or other broker-dealer.



    PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED PERSONS. Piper Jaffray Companies Inc. and its subsidiaries may buy Class A shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Class A Fund shares without paying a sales charge:



    - Officers, directors and their spouses.



    - Employees, retirees and their spouses.



    - Investment Executives and their spouses.



    - Children, grandchildren, parents or siblings of any of the above, or spouses of any of these persons.



    - Any trust, pension, profit-sharing or other benefit plan for any of the above.



All persons in the first four groups set forth above may continue to add to their accounts even after their company relationships have ended.

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                         SHAREHOLDER GUIDE TO INVESTING


    PURCHASES BY BROKER-DEALERS. Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy Class A shares of the Funds without incurring a sales charge.



    PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE. The following other individuals and entities also may buy Class A shares of the Funds without paying a sales charge:



    - Clients of the Adviser buying shares of the Funds in their advisory accounts.



    - Trust companies, including Piper Trust Company, and bank trust departments using funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.



    - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund not managed by the Adviser. This privilege is available for 30 days after the sale.



    - Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in Class A shares of the Funds without payment of a sales charge.



    - Investors purchasing shares through a wrap fee account established by the Distributor or by another broker-dealer who has entered into a sales agreement with the Distributor.



    PURCHASES BY EMPLOYEE BENEFIT PLANS.



    - Class A shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased Class A shares in the Funds or any other series of the Company (other than a money market fund) during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase Class A shares of the Funds during such quarter without incurring a sales charge. For this purpose, shares of a series of the Company that offers only one class of shares will be considered Class A shares.



                         HOW TO PURCHASE CLASS B SHARES



PURCHASE PRICE



    Class B shares are sold at net asset value without any initial sales charge. However, if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years, you will have to pay a CDSC according to the following schedule:



IF REDEEMED DURING THE                                                                     CDSC
--------------------------------------------------------------------------------------  -----------
Calendar year of the purchase.........................................................          4%
First calendar year after purchase....................................................          4%
Second calendar year after purchase...................................................          3%
Third calendar year after purchase....................................................          2%
Fourth calendar year after purchase...................................................          2%
Fifth calendar year after purchase....................................................          1%

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                         SHAREHOLDER GUIDE TO INVESTING


    It is important to note that your CDSC is based upon the calendar years in which the purchase and redemption occur, rather than the number of years you have held your shares. For example, if you buy shares on December 31, 1997 and redeem them on January 2, 1999, a 3% CDSC will apply, even though you have held the shares for just over one year.



    The CDSC is based upon the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. There is no CDSC on shares acquired through reinvestment of dividends or capital gains distributions. To keep your CDSC as low as possible, Class B shares that are not subject to any CDSC will be redeemed first, and other Class B shares will then be redeemed in the order purchased, starting with the shares that you have held the longest. If you exchange your Class B shares for Class B shares of another Piper fund and later redeem the "new" Class B shares, the date you purchased your Class B shares of the original Fund will be used for determining your CDSC. (This date will also be used for purposes of determining when your new Class B shares convert to Class A shares. See "Conversion Feature.")



WAIVER OF CONTINGENT DEFERRED SALES CHARGE



    The CDSC on Class B shares will be waived in the event of:



    - The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)



    - Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.



    - A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.



    - Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.



CONVERSION FEATURE



    Your Class B shares (except for shares purchased through the reinvestment of distributions) will automatically convert to Class A shares on January 1 of the sixth calendar year following the year in which you purchased the shares. This conversion will be made on the basis of the relative net asset values of the two classes. Whenever any of these Class B shares convert to Class A shares, a proportionate number of your Class B shares purchased through the reinvestment of distributions will also convert.



                              HOW TO REDEEM SHARES



NORMAL REDEMPTION



    You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer, less any applicable CDSC.



    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.



    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should

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                         SHAREHOLDER GUIDE TO INVESTING

contain: the dollar amount or number of shares to be redeemed, the class of shares, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.



PAYMENT OF REDEMPTION PROCEEDS



    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).



INVOLUNTARY REDEMPTION



    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.



                              SHAREHOLDER SERVICES



AUTOMATIC MONTHLY INVESTMENT PROGRAM



    You may arrange to make additional automated purchases of shares of the Funds or certain other Piper funds. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.



REINSTATEMENT PRIVILEGE



    If you have redeemed Class A shares of a Fund, you may be eligible to reinvest in the Class A shares of any Piper fund without payment of an additional sales charge. The reinvestment request must be made within 30 days of the redemption. If you have redeemed Class B shares and elect within 30 days to reinvest in Class B shares of a Piper fund, any CDSC you paid will be credited to your account (proportional to the amount reinvested). The reinstatement privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired.



EXCHANGE PRIVILEGE



    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another Piper fund, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

--------------------------------------------------------------------------------

                         SHAREHOLDER GUIDE TO INVESTING


    You may exchange your Class A shares for Class A shares of any other Piper fund. Similarly, you may exchange your Class B shares for Class B shares of any Piper fund that offers such shares. However, not all Piper funds offer Class B shares. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging their Class A shares into a fund which has a higher front-end sales charge must pay the difference. Investors exchanging their Class B shares into Class B shares of Money Market Fund (another series of the Company) should be aware that these Money Market Fund shares have higher expenses than are typical for a money market fund.



    All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.



TELEPHONE TRANSACTION PRIVILEGES



    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.



    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.



DIRECTED DIVIDENDS



    You may direct income dividends and capital gains distributions to be invested in the same class of shares of another Piper fund (other than a money market fund) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount.



SYSTEMATIC WITHDRAWAL PLAN



    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for either of the Funds. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

--------------------------------------------------------------------------------

                         SHAREHOLDER GUIDE TO INVESTING


    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.



    Establishing a Systematic Withdrawal Plan for Class B shares that are subject to a CDSC may be inadvisable. Additional investments in an account that has an active Systematic Withdrawal Plan also may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.



ACCOUNT PROTECTION



    If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.



    In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Funds held in a Piper Jaffray PRIME or PAT Plus account are protected up to $49.5 million beyond the coverage provided by SIPC, for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC, for total account protection of $25 million. This protection does NOT cover any declines in the net asset value of Fund shares.



CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION



    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.



    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.



                          DIVIDENDS AND DISTRIBUTIONS



    Dividends from net investment income, if any, will be paid annually. Net realized capital gains, if any, will be distributed at least once annually by each Fund.



    Dividends paid by the Funds, if any, with respect to Class A and Class B shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, prior to the deduction of expenses. The Rule 12b-1 fees attributable to a class of shares will be borne exclusively by that class. In addition, to the extent they can reasonably be identified as relating to a particular class, transfer agent fees will be allocated to that class. Class B shareholders generally will receive lower per share dividends than Class A shareholders because of the higher expenses applicable to Class B shares.

--------------------------------------------------------------------------------

                         SHAREHOLDER GUIDE TO INVESTING


    BUYING A DIVIDEND. On the ex-dividend date for a distribution, a Fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.



    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of the same class of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the same class of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES

    The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends.

    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. If a Fund should have an open short position as to a security, the valuation of the contract will be at the average of the bid and asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held or written by a Fund is its last sales price on the exchange prior to the time when assets are valued. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.


    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service or through dealer quotations are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.



    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset values per share of Class A, Class B and, if applicable, Class Y shares of the same Fund may differ because of the differing Rule 12b-1 fees and transfer agent fees charged to such classes.


                                   TAX STATUS

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

    Distributions by a Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Under the Code, corporate shareholders generally may deduct 70% of distributions from a Fund attributable to dividends paid by domestic corporations. Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in any of the Funds, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS


    Advertisements and other sales literature for each Fund may refer to the Fund's "average annual total return", "cumulative total return" and "yield." Total return will be computed separately for each class of shares of a Fund. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in either of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.


    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge imposed on Class A shares or the contingent deferred sales charge imposed on Class B shares is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect initial or contingent deferred sales charges and which thus will be higher.


    Comparative performance information also may be used from time to time in advertising the Funds' shares. For example, advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

    For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION


    The Company was organized under the laws of State of Minnesota in 1986 and currently offers its shares in twelve series. The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any other series of the Company or any series created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.



    All shares of the Funds, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.



    The different classes of shares of a Fund have the same rights and are identical in all respects except that (a) expenses related to the distribution of each class of shares are borne solely by such class; (b) to the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class; (c) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders will have the right to vote on any distribution fees imposed on Class A shares as long as Class B shares convert into Class A shares); (d) only Class B shares carry a conversion feature; and (e) each class has different exchange privileges.



    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.


    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds.

    A number of complaints have been brought in federal and state court relating to the Institutional Government Income Portfolio ("PJIGX") series of the Company (such series has been renamed Intermediate Bond Fund). A consolidated class action lawsuit was settled in February 1996. Two complaints remain pending. The first complaint was brought on April 11, 1995 by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. The action was filed in the Minnesota State District Court, Hennepin County, and removed to United States District Court, District of Minnesota. Defendants are the Company, the Distributor and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. The second complaint was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County, by Beverly Muth against the Distributor and an affiliated individual. In addition, a number of actions have been commenced in arbitration relating to PJIGX.



    Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. See "Pending Litigation" in the Statement of Additional Information.



    The Adviser and the Distributor do not believe that any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Funds.


    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

   Table of Contents


                                            PAGE
Introduction...........................           2
Fund Expenses..........................           4
Financial Highlights...................           6
Investment Objectives and Policies.....           8
Special Investment Methods.............          12
Management.............................          17
Distribution of Fund Shares............          19
SHAREHOLDER GUIDE TO INVESTING
  How to Invest........................          21
  How to Purchase Class A Shares.......          22
  How to Purchase Class B Shares.......          25
  How to Redeem Shares.................          26
  Shareholder Services.................          27
  Dividends and Distributions..........          29
Valuation of Shares....................          31
Tax Status.............................          31
Performance Comparisons................          32
General Information....................          33


----------------------------------------------------------
  Prospectus

       [LOGO]

  ------------------------------

  Growth and Income Funds
  Growth and Income Fund
  Balanced Fund


  February 18, 1997


  --------------------------------

      30300 021-97

                                              PROSPECTUS DATED FEBRUARY 18, 1997



                             GROWTH AND INCOME FUND
                          A SERIES OF PIPER FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)


    GROWTH AND INCOME FUND has investment objectives of both current income and long-term growth of capital and income. The Fund invests in a broadly diversified portfolio of securities, with an emphasis on securities of large, established companies that have a history of dividend payments and that the Adviser believes are undervalued.


    PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.



    This Prospectus concisely describes the information about the Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference.



    A Statement of Additional Information about the Fund dated February 18, 1997, is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
           STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
            ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION


    Growth and Income Fund (the "Fund") is a mutual fund organized as a diversified series of Piper Funds Inc. (the "Company"). The Company is an open-end management investment company the shares of which are currently offered in twelve series. This Prospectus provides information regarding the Class Y shares of the Fund. Class Y shares are available only to investors making an initial investment of $1 million or more. The Fund also offers Class A and Class B shares through a separate prospectus. To obtain more information on the Fund's Class A and Class B shares, call the Fund at the telephone number that appears on the cover of this Prospectus.


THE INVESTMENT ADVISER


    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. The Fund pays the Adviser a fee for managing its investment portfolio at an annual rate of .75% on net assets up to $100 million. The fee is scaled downward as net assets increase in size. This fee is higher than fees paid by most other investment companies. See "Management--Investment Adviser."


THE DISTRIBUTOR


    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Fund's shares.


OFFERING PRICE


    Class Y shares of the Fund are sold at net asset value without any initial or deferred sales charges, and are not subject to any Rule 12b-1 fees. See "How to Purchase Shares--Purchase Price."


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS


    The minimum initial investment is $1 million. There is no minimum for subsequent investments. See "How to Purchase Shares--Minimum Investments."


EXCHANGES


    You may exchange your shares for Class Y shares of any other mutual fund managed by the Adviser that offers such shares and is eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. See "Shareholder Services--Exchange Privilege."


REDEMPTION PRICE


    Shares of the Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. The Fund reserves the right, upon 30 days' written notice, to redeem your account if the net asset value of your Class Y shares falls below $1 million as a result of a redemption or exchange request. See "How to Redeem Shares."


CERTAIN RISK FACTORS TO CONSIDER


    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods." As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The Fund is subject to market risk (the risk that a security will be worth less when it is sold than when it was bought due to any number of factors, including reduced demand or loss of investor confidence in the market) and interest-rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of the Fund's shares will vary. The Fund may engage in the following investment practices: the use of repurchase agreements, borrowing from banks, entering into options transactions on securities in which the Fund may invest and on stock indexes, the use of stock index futures contracts and interest rate futures contracts, entering into options on futures contracts, and the purchase or sale of securities on a "when-issued" or forward commitment basis, including the use of mortgage dollar rolls. These techniques may increase the volatility of the Fund's net asset value. The Fund may purchase mortgage-related securities, including derivative mortgage securities. In addition to interest rate risk, mortgage-related securities are subject to prepayment risk. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile.


SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases......................  None
  Maximum Deferred Sales Charge..................................  None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees................................................   .75%
  Rule 12b-1 Fees................................................  None
  Other Expenses (after voluntary expense reimbursement)**.......   .25%
                                                                   -----
  Total Fund Operating Expenses (after voluntary expense
    reimbursements)**............................................  1.00%


------------------------

** Without voluntary expense reimbursements Other Expenses would be .31% and Total Fund Operating Expenses would be 1.06%.



EXAMPLE


    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


 1 Year .....................................  $    10
 3 Years ....................................  $    32
 5 Years ....................................    $  55
10 Years ....................................    $ 122


    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


    The information set forth in the table is based on actual expenses incurred by the Class A shares of the Fund during the fiscal year ended September 30, 1996, except that it reflects the fact that Class Y shares will not pay any Rule 12b-1 fees. The Fund did not offer Class Y shares during such fiscal year. The Adviser reimbursed the Fund for the amount by which Other Expenses for fiscal 1996 exceeded .25% of average daily net assets. For fiscal 1997, the Adviser will limit total operating expenses for the Fund to 1.00% of the Fund's average daily net assets attributable to Class Y shares. The voluntary expense reimbursements reflected in the Fund Expenses table may be discontinued at any time after the fiscal 1997 year end. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.

                              FINANCIAL HIGHLIGHTS


    The following financial highlights show certain per share data and selected information for a Class A share of capital stock outstanding during the indicated periods. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. No Class Y shares were outstanding during the indicated periods. Class A shares are subject to sales charges and fees that may differ from those applicable to Class Y shares. An annual report of the Fund is available without charge by contacting the Fund at 800-866-7778 (toll free). In addition to financial statements, such report contains further information about the performance of the Fund.



                                                                                    FISCAL YEAR ENDED SEPTEMBER 30,
                                                                         ------------------------------------------------------
                                                                            1996       1995       1994       1993       1992*
                                                                         ----------  ---------  ---------  ---------  ---------
Net asset value, beginning of period...................................  $    12.93      10.27      10.30      10.01      10.00
                                                                         ----------  ---------  ---------  ---------  ---------
Operations:
  Net investment income................................................        0.18       0.19       0.24       0.24       0.03
  Net realized and unrealized gains (losses) on investments............        2.31       2.70       0.02       0.29      (0.02)
                                                                         ----------  ---------  ---------  ---------  ---------
      Total from operations............................................        2.49       2.89       0.26       0.53       0.01
                                                                         ----------  ---------  ---------  ---------  ---------
Distributions from net investment income...............................       (0.20)     (0.19)     (0.24)     (0.24)    --
Distributions from net realized gains..................................       (0.18)     (0.04)     (0.05)    --         --
                                                                         ----------  ---------  ---------  ---------  ---------
      Total distributions..............................................       (0.38)     (0.23)     (0.29)     (0.24)    --
                                                                         ----------  ---------  ---------  ---------  ---------
Net asset value, end of period.........................................  $    15.04      12.93      10.27      10.30      10.01
                                                                         ----------  ---------  ---------  ---------  ---------
                                                                         ----------  ---------  ---------  ---------  ---------
Total return (%)+......................................................       19.56      28.81       2.53       5.41       0.10

Net assets, end of period (in millions)................................  $       97         73         73         96         52
Ratio of expenses to average daily net assets (%)++....................        1.32       1.32       1.29       1.32       1.28**
Ratio of net investment income to average daily net assets (%)++.......        1.26       1.93       2.26       2.51       3.00**
Average brokerage commission rate+++...................................  $   0.0600        n/a        n/a        n/a        n/a
Portfolio turnover rate (excluding short-term securities) (%)..........          22         14         20         26          1


------------------------
  *Period from 7/21/92 (commencement of operations) to 9/30/92.

 **Adjusted to an annual basis.

  +Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.

 ++During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the Fund paid all expenses and had the maximum Rule 12b-1 fee been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.56%/1.02% in fiscal 1996, 1.60%/1.65% in fiscal 1995, 1.62%/1.93% in fiscal 1994,
   1.58%/2.25% in fiscal 1993 and 2.06%/2.22% in fiscal 1992. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

+++Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

                       INVESTMENT OBJECTIVES AND POLICIES



    The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's objectives may be changed without shareholder approval, unless otherwise noted.



    Because of the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Fund will achieve its objectives or that shareholders will be protected from the risk of loss that is inherent in equity and bond market investing.



INVESTMENT OBJECTIVES



    The Fund's investment objectives are to provide current income and long-term growth of capital and income.



INVESTMENT POLICIES AND TECHNIQUES



    The Fund will pursue its investment objectives by investing in a broadly diversified portfolio of securities, with an emphasis on securities of large, established companies that have a history of dividend payments and that the Adviser believes are undervalued. Companies will be selected on the basis of the Adviser's assessment of their prospects for long-term growth in dividends and earnings. Additional factors which the Adviser will consider include the stability of a company's earnings as well as the sensitivity of that company's particular industry to fluctuations in major economic variables, such as interest rates and industrial production.



    Under normal market conditions, the Fund will invest principally in common stocks and securities convertible into common stocks. However, the Fund may also invest in debt securities, including U.S. Government securities (securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities) and nonconvertible preferred stocks. Investments in long-term debt securities, including debt securities convertible into common stock, will be limited to U.S. Government securities and those securities rated at the time of purchase within the four highest investment grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Services ("Standard & Poor's") (AAA, AA, A, or BBB), or to unrated securities judged by the Adviser at the time of purchase to be of comparable quality. Debt securities rated Baa and BBB have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In the event a security held in Growth and Income Fund's portfolio is downgraded to a rating below Baa or BBB, the Fund will sell such security as promptly as practicable. For an explanation of Moody's and Standard & Poor's ratings, see Appendix A to the Statement of Additional Information. U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information.

    Under unusual circumstances, as a defensive measure, Growth and Income Fund may retain cash or invest part or all of its assets in short-term money market securities deemed by the Adviser to be consistent with a temporary defensive posture. In addition, normally a small portion of the Fund's assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities may include obligations of the U.S. Government and its agencies and instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information. Growth and Income Fund may also enter into repurchase agreements. See "Special Investment Methods--Repurchase Agreements."


    Growth and Income Fund may write covered put and call options on the securities in which it may invest, purchase put and call options with respect to such securities, and enter into closing purchase and sale transactions with respect thereto. The Fund may also purchase and write put and call options on stock indexes listed on national securities exchanges. See "Special Investment Methods--Options Transactions." In addition, solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in the market, the Fund may enter into stock index futures contracts and interest rate futures contracts, purchase and write put or call options on such contracts, and close such contracts and options. See "Special Investment Methods--Futures Contracts and Options on Futures Contracts" and "--Risks of Transactions in Futures Contracts and Options on Futures Contracts."


    Growth and Income Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis and may enter into mortgage "dollar rolls." The use of these techniques could result in increased volatility of the Fund's net asset value. See "Special Investment Methods--When-Issued Securities."

    INVESTMENT RISKS. As a mutual fund investing primarily in common stocks, Growth and Income Fund is subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

    Because Growth and Income Fund also may invest in debt securities, the Fund may be subject to interest rate risk as well. Bond prices generally vary inversely with changes in the level of interest rates so that when interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. Investments in debt securities may also subject the Fund to credit risk. Credit risk, also know as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. As discussed above, the Fund's investments in long-term debt securities are limited to U.S. Government securities and securities which, at the time of purchase, are rated investment grade or are judged by the Adviser to be of comparable quality. The investment techniques used by the Fund also pose certain risks. See "Special Investment Methods."


                           SPECIAL INVESTMENT METHODS



    The following discussion describes some of the investment management practices that the Fund may employ from time to time to facilitate portfolio management. Certain of these practices could be considered "derivative transactions." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. Options on securities, futures contracts, options on futures contracts and when-issued securities transactions are derivative contracts. These derivative contracts involve varying degrees and types of risk as set forth below.


REPURCHASE AGREEMENTS


    The Fund may enter into repurchase agreements with respect to securities issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. A repurchase agreement involves the purchase by the Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to the Fund's restriction on investing in illiquid securities.


BORROWING


    The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets. Interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of the value of its total assets. The Fund may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of the Fund's shares.


OPTIONS TRANSACTIONS


    The Fund may write and purchase put and call options on securities and on stock indexes listed on national securities exchanges. The Fund may purchase and write only exchange-traded options.



    WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by the Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the Fund's investment objectives.



    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

    PURCHASING OPTIONS. The Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.



    The Fund may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Fund ultimately wants to buy. Such protection is provided during the life of the call option because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.



    STOCK INDEX OPTION TRADING. The Fund may purchase and write put and call options on stock indexes listed on national securities exchanges. Stock index options will be purchased for the purpose of hedging against changes in the value of the Fund's portfolio securities due to anticipated changes in the market. Stock index options will be written for hedging purposes and to realize gains from the premiums received on the sale of such options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount. The value of a stock index fluctuates with changes in the market values of the stocks included in the index. The index may include stocks representative of the entire market, such as the S&P 500, or may include only stocks in a particular industry or market segment, such as the AMEX Oil and Gas Index. The effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected.


    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions--Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    The Fund may purchase and sell stock index futures contracts and interest rate futures contracts. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date.



    The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if the Fund owns long-term U.S. Government securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the U.S. Government securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. Government securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. The Fund will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B and Appendix C to the Statement of Additional Information.



    The Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.



    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable stock index. The Adviser will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.


    Additional information with respect to interest rate and stock index futures contracts, together with information regarding options on such contracts, is set forth in Appendix B and Appendix C, respectively, to the Statement of Additional Information.

WHEN-ISSUED SECURITIES


    The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, the Fund maintains in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments.



    The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the

Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

MORTGAGE DOLLAR ROLLS


    In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.



    No more than one-third of the Fund's total assets may be committed to the purchase of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.


ILLIQUID SECURITIES


    The Fund will not invest more than 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. This investment restriction is nonfundamental, which means that it may be changed without shareholder approval. However, the Securities and Exchange Commission currently limits a non-money market fund's investments in illiquid securities to 15% of net assets.



    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.



    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Fund may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and with respect to interest only, principal only and inverse floating classes of mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities.


PORTFOLIO TURNOVER



    While it is not the policy of the Fund to trade actively for short-term profits, the Fund will dispose of securities without regard to the time they have been held when such action appears appropriate to the Adviser. Frequent changes may result in higher brokerage and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." Portfolio turnover rates for the Fund are set forth in "Financial Highlights."


INVESTMENT RESTRICTIONS


    The Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, the Fund will not invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries.) A list of the Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.



    Except for the Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.


                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER


    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Fund's investment adviser subject to the authority of the Board of Directors.



    In addition to acting as the investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. As of January 31, 1997, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

    The Adviser furnishes the Fund with investment advice and supervises the management and investment programs of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.



    Under the Investment Advisory and Management Agreement, the Fund pays the Adviser a monthly fee at an annual rate of .75% on average daily net assets up to $100 million. This fee is higher than fees paid by most other investment companies. The fee is scaled downward as net assets increase in size to as low as .50% on net assets of over $500 million.


PORTFOLIO MANAGEMENT


    Paul A. Dow has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in 1992. Mr. Dow has shared that primary responsibility with John K. Schonberg since May 31, 1996. Mr. Dow has been a Senior Vice President of the Adviser since February 1989 and Chief Investment Officer of the Adviser since December 1989. He is a CFA and has 23 years of financial experience. Mr. Schonberg has been a portfolio manager for the Adviser since 1989, prior to which he had been a research analyst for the Distributor since 1987. Mr. Schonberg has ten years of financial experience.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN


    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Fund's portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Fund.


    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements, the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


    The Adviser selects brokers and futures commission merchants to use for the Fund's portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that the Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Fund may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

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                         SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

GENERAL


    Class Y shares of the Fund may be purchased from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Fund. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Fund does not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.


PURCHASE PRICE


    You may purchase Class Y shares of the Fund at net asset value without any initial or deferred sales charges. The purchase price will be equal to the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer.



    The Adviser makes ongoing payments out of its own assets to Piper Jaffray Investment Executives and other broker-dealers who have sold Class Y shares of the Fund. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Fund, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.



MINIMUM INVESTMENTS



    A minimum initial investment of $1 million is required to purchase Class Y shares of the Fund. There is no minimum for subsequent investments.


                              HOW TO REDEEM SHARES

NORMAL REDEMPTION


    You may redeem all or a portion of your Class Y shares on any day that the Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.



    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.



    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Fund's transfer agent, IFTC. This request should contain: the dollar amount or number of Class Y shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

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                         SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------


PAYMENT OF REDEMPTION PROCEEDS



    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).


INVOLUNTARY REDEMPTION


    The Fund reserves the right to redeem your Class Y share account at any time the net asset value of the account falls below $1 million as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.


                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM


    You may arrange to make additional automated purchases of Class Y shares of the Fund. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.



EXCHANGE PRIVILEGE


    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.


    You may exchange your Class Y shares for Class Y shares of any other mutual fund managed by the Adviser that offers such shares. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved.


    The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form.

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                         SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------

Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Fund will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. If the Fund employs such procedures it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If the Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Fund by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Fund reserves the right to suspend or terminate its telephone services at any time without notice.


DIRECTED DIVIDENDS


    You may direct income dividends and capital gains distributions to be invested in Class Y shares of any other mutual fund managed by the Adviser that offers such shares, provided such shares are eligible for purchase in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's Class Y share minimum initial investment amount.


SYSTEMATIC WITHDRAWAL PLAN


    You may establish a Systematic Withdrawal Plan that allows you to receive regular periodic payments by redeeming as many shares from your account as necessary, provided you maintain a minimum account balance of $1 million. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.


    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.


    You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.


ACCOUNT PROTECTION

    If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.


    In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Fund held in a Piper Jaffray PRIME or PAT

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                         SHAREHOLDER GUIDE TO INVESTING
--------------------------------------------------------------------------------
Plus account are protected up to $49.5 million beyond the coverage provided by SIPC, for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC, for total account protection of $25 million. This protection does NOT cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION


    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and the Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.


    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS


    Dividends from net investment income, if any, will be paid quarterly. Net realized capital gains, if any, will be distributed at least once annually. Class Y shareholders generally will receive higher per share dividends than Class A or Class B shareholders because Class Y shareholders are not subject to Rule 12b-1 fees.



    BUYING A DIVIDEND. On the ex-dividend date for a distribution, the Fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.



    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for the Fund generally will be payable in additional Class Y shares of the Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional Class Y shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in Class Y shares of another mutual fund managed by the Adviser that offers such shares. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES


    The Fund computes its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Fund has declared any applicable dividends.



    The Fund's net asset value per share is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. If the Fund should have an open short position as to a security, the valuation of the contract will be at the average of the bid and asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held or written by the Fund is its last sales price on the exchange prior to the time when assets are valued. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.



    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service or through dealer quotations are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of the Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.



    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset values per share of the Class A, Class B and Class Y shares of the Fund may differ because of the differing Rule 12b-1 fees and transfer agent fees charged to such classes.


                                   TAX STATUS


    The Fund qualified as a regulated investment company during its last taxable year and intends to so qualify during the current taxable year. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.



    Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Under the Code, corporate shareholders generally may deduct 70% of distributions from the Fund attributable to dividends paid by domestic corporations. Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.


    A shareholder will recognize a capital gain or loss upon the sale or exchange of Fund shares if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.



    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the Statement of Additional Information. Before investing in the Fund, you should check the consequences of your local and state tax laws.


                            PERFORMANCE COMPARISONS


    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return", "cumulative total return" and "yield." Total return and yield will be computed separately for each class of the Fund's shares. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.


    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return for Class Y shares, all dividends and distributions are assumed to be reinvested.



    Comparative performance information also may be used from time to time in advertising the Fund's shares. For example, advertisements may compare the Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.


    For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION


    The Company was organized under the laws of State of Minnesota in 1986 and currently offers its shares in twelve series. The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within the Fund, as well as within any other series of the Company or any series created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.



    All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.



    The different classes of the Fund's shares have the same rights and are identical in all respects except that (a) expenses related to the distribution of each class of shares are borne solely by such class; (b) to the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class; (c) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders will have the right to vote on any distribution fees imposed on Class A shares as long as Class B shares convert into Class A shares); (d) only Class B shares carry a conversion feature; and (e) each class has different exchange privileges.



    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.


    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS


    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Fund.



    A number of complaints have been brought in federal and state court relating to the Institutional Government Income Portfolio ("PJIGX") series of the Company (such series has been renamed Intermediate Bond Fund). A consolidated class action lawsuit was settled in February 1996. Two complaints remain pending. The first complaint was brought on April 11, 1995 by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. The action was filed in the Minnesota State District Court, Hennepin County, and removed to United States District Court, District of Minnesota. Defendants are the Company, the Distributor and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. The second complaint was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County, by Beverly Muth against the Distributor and an affiliated individual. In addition, a number of actions have been commenced in arbitration relating to PJIGX.

    Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. See "Pending Litigation" in the Statement of Additional Information.



    The Adviser and the Distributor do not believe that any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Fund.



    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

   Table of Contents


                                            PAGE
Introduction...........................           2
Fund Expenses..........................           4
Financial Highlights...................           5
Investment Objectives and Policies.....           6
Special Investment Methods.............           7
Management.............................          12
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares...............          14
  How to Redeem Shares.................          14
  Shareholder Services.................          15
  Dividends and Distributions..........          17
Valuation of Shares....................          18
Tax Status.............................          18
Performance Comparisons................          19
General Information....................          19


----------------------------------------------------------
  Prospectus

       [LOGO]

  ------------------------------


  Growth and Income Fund



  February 18, 1997


  --------------------------------

      30300 021-97

                 (This page has been left blank intentionally.)

                                        PART B
                                     GROWTH FUND
                                GROWTH AND INCOME FUND
                                 EMERGING GROWTH FUND
                              SMALL COMPANY GROWTH FUND
                                    BALANCED FUND

                              Series of Piper Funds Inc.

                         STATEMENT OF ADDITIONAL INFORMATION
                                  February 18, 1997

                                  Table of Contents
                                                                           Page
                                                                           ----
Investment Policies and Restrictions. . . . . . . . . . . . . . . . .       2
Directors and Executive Officers. . . . . . . . . . . . . . . . . . .      13
Investment Advisory and Other Services. . . . . . . . . . . . . . . .      17
Portfolio Transactions and Allocation of Brokerage. . . . . . . . . .      24
Capital Stock and Ownership of Shares . . . . . . . . . . . . . . . .      27
Net Asset Value and Public Offering Price . . . . . . . . . . . . . .      28
Performance Comparisons . . . . . . . . . . . . . . . . . . . . . . .      29
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . .      32
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . .      33
Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      34
General Information . . . . . . . . . . . . . . . . . . . . . . . . .      36
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .      37
Pending Litigation. . . . . . . . . . . . . . . . . . . . . . . . . .      37
Appendix A - Corporate Bond, Preferred Stock and
  Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . .     A-1
Appendix B - Interest Rate Futures Contracts
  and Related Options . . . . . . . . . . . . . . . . . . . . . . . .     B-1
Appendix C - Stock Index Futures Contracts
  and Related Options . . . . . . . . . . . . . . . . . . . . . . . .     C-1

    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to four Prospectuses, each dated February 18, 1997. One Prospectus relates to the Class A and B shares of Growth Fund, Emerging Growth Fund and Small Company Growth Fund, one to the Class Y shares of Emerging Growth Fund, one to the Class A and B shares of Growth and Income Fund and Balanced Fund and one to the Class Y shares of Growth and Income Fund. This Statement of Additional Information should be read in conjunction with each applicable Prospectus. Copies of these Prospectuses may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

                         INVESTMENT POLICIES AND RESTRICTIONS

    The shares of Piper Funds Inc. (the "Company") are currently offered in twelve series. This Statement of Additional Information relates to five of these series: Growth Fund, Emerging Growth Fund, Small Company Growth Fund, Growth and Income Fund and Balanced Fund. These series are sometimes referred to herein individually as a "Fund" or, collectively, as the "Funds." The investment objectives and policies of the Funds are set forth in the Funds' respective Prospectuses. Certain additional investment information is set forth below.

REPURCHASE AGREEMENTS

    Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

    The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a single joint account to be used to enter into one or more large repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

    Each of the Funds may lend its portfolio securities. However, none of the Funds have done so in the past nor do the Funds currently intend to do so. In order to generate additional income, each Fund may lend portfolio securities up to one-third of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors and will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    Balanced Fund and Growth and Income Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; such Fund will likewise segregate securities it sells on a forward commitment basis.

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund may enter into mortgage "dollar rolls." For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the purchase of a security and a separate transactions involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT-TERM MONEY MARKET SECURITIES

    As set forth in the Funds' respective Prospectuses, each Fund may invest in short-term money market securities including obligations of the U.S. Government and its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

    Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature within 397 days are considered money market securities for purposes of the Funds' investment policies.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. No Fund will invest more than 15% of its net assets in time deposits and other illiquid securities. See "Investment Restrictions." Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

    Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-1 or A-2 by Standard & Poor's Ratings Services ("Standard & Poor's"),
(b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA by Standard & Poor's, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Funds.

    Money market instruments in which the Funds may invest also include non-convertible corporate debt securities (for example, bonds and debentures) with no more than 397 days remaining to maturity, provided such obligations are rated Aa or better by Moody's or AA or better by Standard & Poor's.

MORTGAGE-RELATED SECURITIES

    PASS-THROUGH SECURITIES -- The investments of Balanced Fund and Growth and Income Fund in mortgage-related securities include government guaranteed pass-through securities. These obligations are described below.

    (1 ) GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an ownership interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Funds purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether the mortgagor actually makes the payment.

    - GNMA Guarantee -- The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

    - Life of GNMA Certificates -- The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

    As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

    - Yield Characteristics of GNMA Certificates -- The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer.

    The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may be issued at a premium or discount, rather than at par, and, after issuance, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

    (2)  FHLMC SECURITIES.  The Federal Home Loan Mortgage Corporation
("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payment of interest on PCs and the full return of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    (3) FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

    FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

    CREDIT SUPPORT -- To lessen the effect of failures by obligors on underlying mortgages to make payments, mortgage-related securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

    Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OPTIONS

    As set forth in the Funds' respective Prospectuses, each Fund may write covered options and purchase options on securities. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the option is exercised. The Funds will write only "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

    A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. That Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Funds will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

    The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written on one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write may be affected by options written by the other Funds and by other investment companies managed by and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    STOCK INDEX OPTIONS - GENERAL. Each Fund may purchase and write put and call options on stock indexes listed on national securities exchanges. Stock index options are purchased for the purpose of hedging against changes in the value of a Fund's portfolio securities due to anticipated changes in the market. Stock index options are written for hedging purposes and to realize income from the premiums received on the sale of such options. Options are traded both on broadly based stock market indexes and on industry or market segment indexes.

    Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and gain or loss depends upon price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers.

    Except as described below, the Funds will write call options on indexes only if on such date a Fund holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, "qualified securities" or other liquid securities with a market value determined on a daily basis of not less than 100% of the current index value times the multiplier times the number of contracts.

    If a Fund has written an option on an industry or market segment index, it will segregate, escrow or pledge at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, pledged or escrowed falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate, pledge or escrow an amount in cash, "qualified securities" or other liquid securities equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the Nasdaq against which the Fund has not written a stock call option.

    A Fund may write a put on a stock index only if it is "secured." A put is "secured" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account with the Custodian or holds a put on the same underlying index at an equal or greater exercise price.

    The Funds are not subject to any limitations with respect to the percentage of total assets that may be hedged. Accordingly, a Fund will not be prohibited from purchasing or writing stock index options to hedge against changes in the value of its entire portfolio.

    The purchase and sale of options on stock indexes by a Fund are subject to certain risks that are not present with options on securities. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on indexes is subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Adviser is unsuccessful in predicting the movements of an index, the Funds could be in a worse position than had no hedge been attempted.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it is the Funds' policy to purchase or write options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

    The markets for certain index options are still relatively illiquid   The
ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that the market will develop in all index option contracts. The Funds will not purchase or sell any index option contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON STOCK INDEXES. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Funds will write call options on indexes only under the circumstances described above.

    Price movements in a Fund's portfolio probably will not correlate perfectly with movements in the level of the index and, therefore, each Fund bears the risk that the price of the securities held by such Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of such Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date, but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON STOCK INDEXES. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out-of-the-money, i.e., the exercise price of the option rises above the closing index value, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. While a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

ILLIQUID SECURITIES

    To the extent set forth in the respective Prospectuses, the Funds may invest in Rule 144A securities, commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and interest-only and principal-only classes of mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Companies or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

    Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. For purposes of calculating portfolio turnover, the maturity of investment purchases and sales related to dollar roll transactions is considered to be less than 12 months. See "Special Investment Methods--Mortgage Dollar Rolls" in the applicable Prospectus.

DIVERSIFICATION

    Each Fund intends to operate as a "diversified" fund, as defined in the Investment Company Act of 1940 (the"1940 Act"), which means that at least 75% of its assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of each Fund and to not more than 10% of the outstanding voting securities of such issuer.

INVESTMENT RESTRICTIONS

    In addition to the investment objectives and policies set forth in the respective Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectuses and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

    No Fund will:

    1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

    2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction #3 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

    3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the value of the Fund's total assets. With respect to each of the Funds, interest paid on borrowed funds will decrease the net earnings of the Fund. None of the Funds will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. None of the Funds will borrow money for leverage purposes.

    4. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

    5. Purchase or sell commodities or commodity futures contracts, except that the Funds may enter into financial futures contracts and engage in related options transactions.

    6. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. Growth and Income Fund will not invest in real estate limited partnerships.

    7. Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

    As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

    1.   Invest in warrants.

    2.   Make short sales of securities.

    3. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

    4. Invest more than 5% (25% for Balanced Fund) of total assets in the securities of foreign issuers.

    5.   Invest more than 15% of net assets in illiquid securities.

    Any investment restriction or limitation referred to above or in a Fund's Prospectus which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                           DIRECTORS AND EXECUTIVE OFFICERS

    The directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. The Company's directors and officers also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

    Name, Address and (Age)            Position with the Company
    -----------------------            -------------------------

    William H. Ellis(*) (54)           Chairman of the Board of Directors
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    David T. Bennett (56)              Director
    3400 City Center
    33 South Sixth Street
    Minneapolis, Minnesota 55402

    Jaye F. Dyer (69)                  Director
    4670 Norwest Center
    90 South Seventh Street
    Minneapolis, Minnesota 55402

    Karol D. Emmerich (47)             Director
    7302 Claredon Drive
    Edina, Minnesota 55439

    Luella G. Goldberg (59)            Director
    7019 Tupa Drive
    Edina, Minnesota 55435

    David A. Hughey (65)               Director
    134 Powers Road
    Meredith, NH 03253

    George Latimer (61)                Director
    754 Linwood Avenue
    St. Paul, MN  55105

    Paul A. Dow (45)                   President
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Robert H. Nelson (33)              Vice President
    Piper Jaffray Tower                and Treasurer
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Susan S. Miley (39)                Secretary
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

---------------

(*) Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

    William H. Ellis is President of Piper Jaffray Companies Inc.; Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser"); President of the Adviser since 1994; Director of Piper Jaffray Inc..

    David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

    Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.

    Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

    Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

    David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

    George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

    Paul A. Dow is Chief Investment Officer and Senior Vice President of the Adviser.

    Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior thereto he had been a Vice President of the Adviser from 1991 to 1993.

    Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior thereto she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from

1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

    Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

    The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

    The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

    The directors of the Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Company. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from the Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee is based on the combined total assets of the Company and Piper Institutional Funds Inc.)
The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if asses are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if
assets are $5 billion or over.   Members of the Audit Committee who are not
affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Company and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Subcommittee (other than the chairperson of the Committee of the

Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

    The following table sets forth the compensation received by each director from the Company during the fiscal year ended September 30, 1996, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1995. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table. Mr. Hughey became a director of the Company on September 3, 1996.

                              Aggregate Compensation      Total Compensation
Director                         From the Company         From Fund Complex(*)
--------                      ----------------------      -------------------
David T. Bennett                    $  6,400                  $  61,700
Jaye F. Dyer                        $  6,775                  $  67,700
Karol D. Emmerich                   $  6,775                  $  67,700
Luella G. Goldberg                  $  7,150                  $  70,700
George Latimer                      $  6,400                  $  64,700
David A. Hughey                     $      0                  $       0

--------------------

(*) Currently consists of 20 registered investment companies managed by the Adviser or an affiliate of the Adviser, including the Company. During the 1995 calendar year, the Fund Complex consisted of up to 27 such investment companies, several of which were merged or consolidated during the year.
Each director included in the table serves on the board of each such open-end and closed-end investment company.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

    The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    The Adviser acts as the investment adviser of the Funds under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Funds) and the shareholders of the Funds.

    The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, each agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

    Pursuant to the Investment Advisory and Management Agreement, each Fund pays the Adviser monthly advisory fees equal on an annual basis to a certain percentage of the Fund's average net assets as set forth in the following table. Fees paid by the Funds are higher than fees paid by most other investment companies.

                                                   Annual Advisory Fee
      Average Net Asset Values                      as Percentage of
            of Each Fund                            Average Net Assets
    --------------------------                     -------------------
    On the first $100,000,000                               .75%
    On the next $200,000,000                                .65%
    On the next $200,000,000                                .55%
    On average assets of over $500,000,000                  .50%

    The table below sets forth the advisory fees paid by the Funds for the periods indicated:


                                  Advisory fees        Advisory fees      Advisory fees
                                  for the fiscal      for the fiscal      for the fiscal
                                    year ended          year ended          year ended
Fund                           September 30, 1994  September 30, 1995  September 30, 1996
----                           ------------------  ------------------  ------------------
Growth Fund                         $1,551,840        $1,232,856          $1,248,175
Emerging Growth Fund                 1,489,006         1,525,105           1,875,662
Small Company Growth Fund              630,178           463,332             307,937
Growth and Income Fund                 635,999           512,370             639,184
Balanced Fund                          404,219           324,086             342,187


    The Adviser intends, although not required under the Investment Advisory and Management Agreement, to reimburse Small Company Growth Fund, Balanced Fund and Growth and Income Fund for the amount, if any, by which the total operating and management expenses of each Fund (including the Adviser's compensation and amounts paid pursuant to the Company's Rule 12b-1 plan, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for the fiscal year ending September 30, 1997, exceed 1.34% of average daily net assets. This arrangement is voluntary and may be revised or terminated at any time after fiscal year end, at the Adviser's discretion.

    Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of each Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

    The same security may be suitable for more than one of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

    The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

    Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

    Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

         (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

         (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

         (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

    Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

    Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b)
only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

    Pursuant to the provisions of the Distribution Plan, each Fund pays a quarterly fee to the Distributor equal, on an annual basis to .50% of such Fund's average daily net assets attributable to Class A shares and 1.00% of such Fund's average daily net assets attributable to Class B shares. Such fee is paid for servicing of the Fund's shareholder accounts and providing distribution-related services to the Funds. As described in the relevant Prospectus, a portion of each Fund's total fee is paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of such Fund ("Distribution Expenses"), and a portion of the fee is paid as a shareholder servicing fee and will be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to such Fund ("Shareholder Servicing Costs"). Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; interest expenses; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares.
Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative services not otherwise required to be provided by the Funds' Adviser or transfer agent.

    The table below sets forth the net distribution fees (the Distributor's voluntary limitation of fees is discussed below) paid by the Funds for the periods indicated. There were no Class B shares outstanding during such periods.


                                Distribution fees   Distribution fees   Distribution fees
                                 for the fiscal      for the fiscal      for the fiscal
                                   year ended          year ended          year ended
Fund                           September 30, 1994  September 30, 1995  September 30, 1996
----                           ------------------  ------------------  ------------------
Growth Fund                         $  701,411          $552,509            $546,436
Emerging Growth Fund                   641,080           692,842             845,637
Small Company Growth Fund              265,322           196,463             127,005
Growth and Income Fund                 244,091           216,333             263,642
Balanced Fund                          161,688           137,063             141,132


    The Distributor voluntarily limited the amounts payable under the Distribution Plan to an annual rate of .31%, .30%, .29%, .32% and .30% of average daily net assets for Growth Fund, Emerging Growth Fund, Growth and Income Fund, Small Company Growth Fund and Balanced Fund, respectively, for the fiscal year ended September 30, 1994. The Distributor voluntarily limited the amounts payable under the Distribution Plan to an annual rate of .32% of average daily net assets for each Fund for the fiscal years ended September 30, 1995 and 1996. The voluntary limitations for the fiscal year ending September 30, 1997 are .34% of each Fund's average daily net assets attributable to Class A shares. The Distributor does not intend to limit Rule 12b-1 fees payable with respect to any Fund's Class B shares.

    Fees payable under the Distribution Plan for the fiscal year ended September 30, 1996, were used by the Distributor as follows:



                                     Growth         Emerging   Small Company    Growth and       Balanced
                                      Fund        Growth Fund   Growth Fund     Income Fund        Fund
                                  ------------   ------------   ------------   ------------   ------------

Advertising                        $  17,627      $  27,279       $  4,097       $  8,505       $  4,553
Printing and mailing
  of prospectuses to
  other than current
  shareholders                           -0-            -0-            -0-            -0-            -0-
Compensation to
  underwriters (trail
  fees to investment
  executives)                        528,809        818,358        122,908        255,137        136,579
Compensation to
  dealers                                -0-            -0-            -0-            -0-            -0-
Compensation to
  sales personnel                        -0-            -0-            -0-            -0-            -0-
Interest, carrying or
  other financing charge                 -0-            -0-            -0-            -0-            -0-
Other (specify)                          -0-            -0-            -0-            -0-            -0-
                                  ----------     ----------     ----------     ----------     ----------
Total                             $  546,436     $  845,637     $  127,005     $  263,642     $  141,132


UNDERWRITING AND DISTRIBUTION AGREEMENT

    Pursuant to an Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving fees pursuant to the Distribution Plan discussed above, the Distributor receives the initial sales charge on sales of Class A shares of the Funds and any contingent deferred sales charge imposed on redemptions of Class B shares of the Funds and redemption of certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the respective Prospectuses. The following table sets forth the aggregate dollar amount of underwriting commissions paid by the Funds for the periods indicated and the amount of such commissions retained by the Distributor.



                             Total Underwriting Commissions                 Underwriting Commissions Retained by Distributor
               -------------------------------------------------------  -------------------------------------------------------

               Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended
                Sept. 30, 1994     Sept. 30, 1995     Sept. 30, 1996     Sept. 30, 1994     Sept. 30, 1995     Sept. 30, 1996
                --------------     --------------     --------------     --------------     --------------     --------------
Growth Fund        $  208,621         $  133,585         $  169,574         $  121,000          $  77,479         $  100,049
Emerging
  Growth Fund         594,112            288,665            695,309            345,000            167,426            410,232
Small Company
  Growth Fund         124,400             39,339             23,234             72,000             22,817             13,708
Growth and
  Income Fund         126,666             67,532            187,370             73,000             39,169            110,548
Balanced Fund          47,145             42,214             73,382             27,000             24,484             43,295


    For the same periods, in addition to retaining the underwriting commissions set forth above, the Distributor received brokerage commissions from the Funds as set forth below.


                                       Brokerage Commissions Paid to Distributor
                               ----------------------------------------------------------
                                Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                               September 30, 1994  September 30, 1995  September 30, 1996
                               ------------------  ------------------  ------------------
Growth Fund                        $   6,366           $       0           $       0
Emerging Growth Fund                   1,200              15,314               3,726
Small Company Growth Fund            118,194             125,638              65,924
Growth and Income Fund                     0                   0                   0
Balanced Fund                              0                   0                   0


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the respective companies. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $6.00 per active shareholder account (defined as an account that has a balance of shares) by each Fund and $1.60 per closed account (defined as an account that does not have a balance of shares but has had activity within the past 12 months) by each Fund. Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fees cover all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    During the fiscal year ended September 30, 1996, Growth Fund paid $86,841, Growth and Income Fund paid $49,083, Emerging Growth Fund paid $130,707, Small Company Growth Fund paid $45,089, and Balanced Fund paid $17,321 to the Distributor under its Shareholder Account Servicing Agreement. During the fiscal year ended September 30, 1996, Growth Fund paid $15,791, Growth and Income Fund paid $1,859, Emerging Growth Fund paid $19,737, Small Company Growth Fund paid $2,830 and Balanced Fund paid $17,282 to Piper Trust under its Shareholder Account Servicing Agreement.

    PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

    When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a director, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

    The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay higher than the lowest commission rates available.

    Portfolio transactions for the Funds, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.

    The Funds paid the following brokerage commissions for the periods indicated:


                                Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                               September 30, 1994  September 30, 1995  September 30, 1996
                               ------------------  ------------------  ------------------
Growth Fund                        $  131,716          $  451,281          $  104,995
Emerging Growth Fund                  158,195             193,809             208,245
Small Company Growth Fund             305,429             325,156             110,776
Growth and Income Fund                 82,472              38,430              50,309
Balanced Fund                          34,191              16,115               8,592


    The following table sets forth additional information with respect to brokerage commissions paid by each Fund during the fiscal year ended September 30, 1996:

                                                                                                      % of Fund's aggregate
                                                                                                         dollar amount of
                                                                                                      transactions involving
                                                                                     % of Fund's             payment of
                                                             Brokerage             total brokerage       commissions which
                                 Total brokerage         commissions paid         commissions paid     was effected through
                                Commissions Paid          to Distributor           to Distributor         the Distributor
                                ----------------         ----------------         ----------------    ----------------------
Growth Fund                       $  104,995                $       0                        0                      0
Emerging Growth Fund                 208,245                    3,726                      1.8                    1.5
Small Company Growth Fund            110,776                   65,924                     59.5                   75.6
Growth and Income Fund                50,309                        0                        0                      0
Balanced Fund                          8,592                        0                        0                      0


    From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. Growth Fund held $4,087,500 of securities issued by Norwest Corporation and $2,790,000 issued by FNMA at fiscal year end. During the fiscal year, Emerging Growth Fund purchased securities issued by Charles Schwab Corporation and Firstar Corporation and held $1,387,500 of securities issued by Charles Schwab Corporation and $4,728,500 issued by Firstar Corporation at fiscal year end. Small Company Growth Fund purchased securities issued by SunAmerica Inc. during the fiscal year and held $622,125 issued by J.P. Morgan and $345,000 issued by SunAmerica Inc. at fiscal year end. Growth and Income Fund purchased securities issued by Federal National Mortgage Association and Norwest Corporation during the fiscal year and held $1,534,500 of securities issued by Federal National Mortgage Association, $1,753,538 of securities issued by Norwest Corporation, $1,248,750 of securities issued by American Express and $1,075,387 of securities issued by J.P. Morgan at fiscal year end. Balanced Fund purchased securities during the fiscal year issued by Federal National Mortgage Association, Lehman Brothers and Nationsbank Credit Card and held at fiscal year end $1,805,345 of securities issued by Federal National Mortgage Association,

$650,312 of securities issued by Lehman Brothers, $479,933 of securities issued by Nationsbank Credit Card and $402,904 issued by Nationsbank, $407,492 of securities issued by American Express, $989,260 of securities issued by Federal Home Loan Mortgage Corporation and $723,488 of securities issued by Norwest Corporation.

OPTION TRADING LIMITS

    The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by options written by the other Funds and other series of the Companies and by other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                        CAPITAL STOCK AND OWNERSHIP OF SHARES

    Each Fund's shares constitute a separate series of the Company's common stock. The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses relating to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based on the relative net assets of the series at the time such expenses were accrued.

    As of February 11, 1997, no shareholder owned of record or was known by the Funds to own beneficially 5% or more of the outstanding shares of any of the Funds except as follows. Growth Fund -- Piper Trust Company Trustee, FBO Piper Jaffray Companies 401(k) Plan, 222 South Ninth Street, Minneapolis, Minnesota, 1,095,432 shares (5.95%); Emerging Growth Fund -- Piper Trust Company Trustee, FBO Piper Jaffray Companies 401(k) Plan, 222 South Ninth Street, Minneapolis, Minnesota, 1,815,631 shares (7.34%); Growth and Income Fund -- Piper Trust Company, 222 South Ninth Street, Minneapolis, Minnesota, 452,783 sshares (7.76%); Balanced Fund -- Piper Trust Company Trustee, Bannock Regional Medical Center Retirement & Incentive Savings Plan, 222 South Ninth Street, Minneapolis, Minnesota, 193,411 shares (5.71%). The directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund as of such date. All of the foregoing ownership information relates to the Class A shares of the Funds. There were no Class B or Class Y shares outstanding as of such date.

                      NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The method for determining the public offering price of Fund shares is summarized in each Prospectus in the text following the headings "How to Purchase Shares--Purchase Price" and "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

    The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On
September 30, 1996, the net asset value per Class A share for each Fund was calculated as follows:

                                     GROWTH FUND

Net Assets ($178,302,080)         =    Net Asset Value Per Share
------------------------------         ($21.16)
Shares Outstanding (8,426,882)

                                 EMERGING GROWTH FUND

Net Assets ($303,768,688)         =    Net Asset Value Per Share
------------------------------         ($13.86)
Shares Outstanding (21,912,057)

                              SMALL COMPANY GROWTH FUND

Net Assets ($30,967,912)          =    Net Asset Value Per Share
------------------------------         ($18.81)
Shares Outstanding (1,646,473)

                                GROWTH AND INCOME FUND

Net Assets ($97,236,629)          =    Net Asset Value Per Share
------------------------------         ($15.04)
Shares Outstanding (6,464,268)

                                    BALANCED FUND

Net Assets ($45,443,071)          =    Net Asset Value Per Share
------------------------------         ($14.08)
Shares Outstanding (3,227,093)

    There were no Class B or Class Y Shares outstanding as of September 30,
1996.

                               PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return" and "yield."

    Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          n
                                    P(1+T)  = ERV

         Where:    P    =    a hypothetical initial payment of $1,000;
                   T    =    average annual total return;
                   n    =    number of years; and
                   ERV  =    ending redeemable value at the end of the period
                             of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the average annual total returns for the Class A shares of each Fund for one year, five years and since inception for the period ending September 30, 1996. There were no Class B or Class Y shares of the Funds outstanding during such periods.

                                            Average Annual Total Returns
                                            ----------------------------
                                     1 Year         5 Years     Since Inception
                                     ------         -------     ---------------
Growth Fund                           12.20%          9.91%        11.84% (1)
Emerging Growth Fund                  13.13%         16.30%        18.36% (3)
Small Company Growth Fund              1.16%          9.23%         8.35% (1)
Growth and Income Fund                14.78%           N/A         11.89% (2)
Balanced Fund                          5.76%         10.11%         8.39% (1)

--------------

(1) Inception date: 3/16/87. Small Company Growth Fund's investment objective was changed to long-term capital appreciation on September 13, 1996. Prior to that date, the Fund was named Equity Strategy Fund and had an investment objective of high total investment return consistent with prudent investment risk.
(2) Inception date:  7/27/92
(3) Inception date:  4/23/90

    The Distributor has voluntarily limited Rule 12b-1 fees and the Adviser has paid certain expenses of some of the Funds, thereby increasing total return and yield. These fees and expenses may or may not waived or paid in the future in the Distributor's and the Adviser's discretion. Absent any voluntary expense payments or fee waivers, the average annual total returns for the Class A shares of such Funds for one year, five years and since inception for the period ending September 30, 1996 would have been:

                                            Average Annual Total Returns
                                            ----------------------------
                                            (absent voluntary fee waivers
                                                and expense payments)
                                       1 Year        5 Years   Since Inception
                                       ------        -------   ---------------
Growth Fund                            11.99%          9.72%      11.60%(1)
Emerging Growth Fund                   12.88%         15.99%      18.01%(3)
Small Company Growth Fund               0.68%          8.77%       7.85%(1)
Growth and Income Fund                 14.47%           N/A       11.62%(2)
Balanced Fund                           5.38%          9.78%       7.93%(1)

--------------

(1) Inception date: 3/16/87. Small Company Growth Fund's investment objective was changed to long-term capital appreciation on September 13, 1996. Prior to that date, the Fund was named Equity Strategy Fund and had an investment objective of high total investment return consistent with prudent investment risk.
(2) Inception date:  7/27/92
(3) Inception date:  4/23/90

    Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                  CTR = (ERV-P) 100
                                         -----
                                           P

         Where:    CTR  =  Cumulative total return;
                   ERV  =  ending redeemable value at the end of the period
                           of a hypothetical $1,000 payment made at the
                           beginning of such period; and
                   P    =  initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the cumulative total returns for the Class A shares of each Fund from inception to September 30, 1996. There were no Class B or Class Y shares of the Funds outstanding during such periods.

                                                    Cumulative Total Returns
                                    Cumulative   (absent voluntary fee waivers
                                  Total Returns        and Expense Payments)
                                  -------------  -----------------------------
Growth Fund (1)                      191.14%                  185.22%
Emerging Growth Fund (3)             196.22%                  190.67%
Small Company Growth Fund (1)        115.13%                  105.86%
Growth and Income Fund (2)            59.96%                   58.36%
Balanced Fund (1)                    115.89%                  107.31%

------------------

(1) Inception date: 3/16/87. Small Company Growth Fund's investment objective was changed to long-term capital appreciation on September 13, 1996. Prior to that date, the Fund was named Equity Strategy Fund and had an investment objective of high total investment return consistent with prudent investment risk.
(2) Inception date:  7/27/92
(3) Inception date:  4/23/90

    Balanced Fund and Growth and Income Fund may issue yield quotations. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                  6
                              YIELD = 2[(a-b + 1)   - 1]
                                         ---
                                         cd
         Where:    a =  dividends and interest earned during the period;
                   b =  expenses accrued for the period (net of
                        reimbursements);
                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                   d = the maximum offering price per share on the last day of the period.

    For the 30-day period ended September 30, 1996, the Class A shares of Balanced Fund and Growth and Income Fund had yields of 3.12% and 1.23%, respectively. Had the Distributor not voluntarily waived a portion of its Rule 12b-1 fees, the 30-day yield as of September 30, 1996 for the Class A shares of Balanced Fund and Growth and Income Fund would have been 2.75% and 0.99%, respectively. The Funds had no Class B or Class Y shares outstanding during such periods.

    In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper. Each Fund's benchmark index and comparison group are set forth below.

    Performance information for the Funds also may be compared to other unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

    The performance of Growth Fund may be compared to the performance of the Growth Funds Average, as reported by Lipper, and to the performance of the S&P 500 Index. The performance of Emerging Growth Fund may be compared to the performance of the MidCap Funds Average, as reported by Lipper, and to the performance of the S&P MidCap 400 Index. The performance of Small Company Growth Fund may be compared to the performance of the Small Company Growth Funds Average, as reported by Lipper, and to the performance of the S&P SmallCap 600 Index. The performance of Growth and Income Fund may be compared to the performance of the Growth and Income Funds Average, as reported by Lipper, and to the performance of the S&P 500 Index. The performance of Balanced Fund may be compared to the performance of the Balanced Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Government Corporate Index and the S&P 500 Index.

                                  PURCHASE OF SHARES

    An investor may qualify for a reduced sales charge on Class A shares by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional Class A shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                                 REDEMPTION OF SHARES

GENERAL

    Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

    Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINSTATEMENT PRIVILEGE

    A shareholder who has redeemed Class A shares of a Fund may reinvest all or part of the redemption proceeds in Class A shares of any fund managed by the Adviser within 30 days without payment of an additional sales charge. If the shareholder paid a contingent deferred sales charge ("CDSC") in connection with such redemption of Class A shares, the Distributor will refund a proportional amount of such CDSC. Similarly, a shareholder who has redeemed Class B shares of a Fund may reinvest all or a part of the redemption proceeds in the Class B shares of any fund managed by the Adviser within 30 days of such redemption and the Distributor will refund a proportional amount of the CDSC paid on such redemption. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value (without the payment of an initial sales charge in the case of Class A shares), irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata CDSC that was applicable to the earlier investment; however, the period during which the CDSC shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

    To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more ($1 million or more in the case of Class Y shares). A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100.
(This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares of the same Class at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

    A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                       TAXATION

    Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

    The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which a Fund may purchase futures contracts and options. To the extent the Funds engage in short-term trading and enter into futures and options transactions, the likelihood of violating this 30% requirement is increased.

    The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

    If for any taxable year one of the Funds does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

    Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. No amount of such excess, however, will be subject to the excise tax to the extent it is subject to the corporate-level income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

    Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period.
The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

    Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

    Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or of another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

    Additionally, distributions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed above.

                                 GENERAL INFORMATION

    Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                                 FINANCIAL STATEMENTS

    The audited financial statements for the Funds as of September 30, 1996 have been incorporated by reference into this Statement of Additional Information from the Funds' annual reports to shareholders in reliance on the reports of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                                  PENDING LITIGATION

    Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

    Two additional complaints relating to the Institutional Government Income Portfolio remain pending. These complaints were brought by investors who requested exclusion from the settlement class and are based on claims similar to those asserted in the consolidated Class Action complaint. The first pending complaint was brought on April 11, 1995, and filed in the Minnesota State District Court, Hennepin County. This action was removed to United States District Court, District of Minnesota. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, Piper Funds Inc., Morton Silverman and Worth Bruntjen. A second pending complaint relating to the Institutional Government Income Portfolio was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by some of individual investors who requested exclusion from the settlement class in the IN
RE: PIPER FUNDS INC. action.

    A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey

Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation. On August 23, 1996, the Court granted final approval to the parties' agreement to settle all outstanding cliams of the purported class action. The Effective Date of the Settlement Agreement was September 23, 1996. The Settlement Agreement provides for $14 million in principal payments consisting of $500,000 which was paid upon the Court's preliminary approval, $1.5 million which was paid on the Effective Date of the Settlement Agreement, and payments of $3 million on each anniversary of the Effective Date for the next four years, with accrued interest payments of up to $1.8 million. A number of actions have been commenced in arbitration by individual investors in the American Adjustable Rate Term Trusts.

    A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company.
The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The named plaintiffs and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court, a settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards may submit shareholder proposals to convert these funds to an open-end format. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value.

    Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

    Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William
M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The named plaintiff and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court and a sufficiently large percentage of the putative class members, a settlement agreement consistent with the terms of the agreement-in-principle would provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser on the effective date of the settlement. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.

    The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                      APPENDIX A
                         CORPORATE BOND, PREFERRED STOCK AND
                               COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

    STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

    MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Prime-1 Superior capacity for repayment of short-term promissory obligations

    Prime-2 Strong capacity for repayment of short-term promissory obligations

    Prime-3 Acceptable capacity for repayment of short-term promissory obligations

CORPORATE BOND RATINGS

    STANDARD & POOR'S RATINGS SERVICES.   Standard & Poor's ratings for
corporate bonds have the following definitions:

    Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

    Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    MOODY'S INVESTORS SERVICE, INC. Moody's ratings for corporate bonds include the following:

    Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

    Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PREFERRED STOCK RATING

    STANDARD & POOR'S RATINGS SERVICES. Standard & Poor's ratings for preferred stock have the following definitions:

    An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

    MOODY'S INVESTORS SERVICE, INC. Moody's ratings for preferred stock include the following:

    An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                      APPENDIX B
                 INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

INTEREST RATE FUTURES CONTRACTS

    Balanced Fund and Growth and Income Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Funds are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based upon such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. In addition, futures contracts are traded in the Moody's Investment Grade Corporate Bond Index and the Long Term Corporate Bond Index.

    Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

    The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

    The purpose of the acquisition or sale of a futures contract by a Fund, as the holder of long-term fixed-income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term fixed-income securities. For example, if a Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in the Fund's portfolio will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

    Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against a Fund's anticipated purchases of long-term fixed-income securities, such as bonds, at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS

    The Funds may purchase and sell put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. A Fund will pay a premium for purchasing options on interest rate futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on interest rate futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

    PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

    PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. A Fund will purchase a call option on an interest rate futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash.
The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

    WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

    WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period. Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.

    Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

    LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

    Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

    In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

    RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, a Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

    The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Funds will enter into option positions only if the Adviser believes that a liquid secondary market exists for such options, there is no assurance that the Funds will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted
only on recognized exchanges.     Each Fund's purchase or sale of put or call
options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

    To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

    The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an Company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule.
Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                      APPENDIX C
                  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

STOCK INDEX FUTURES CONTRACTS

    Each Fund may purchase and sell stock index futures contracts, options thereon and options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

    For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if a Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If a Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

    Unlike the purchase or sale of an equity security, no price would be paid or received by a Fund upon entering into stock index futures contracts. Upon entering into a contract, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

    Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when a Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

    The Funds intend to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits a Fund to gain rapid exposure to or protect itself from changes in the market. For example, a Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

         The Funds may enter into contracts with respect to any stock index or sub-index. To hedge a Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

    The Funds may purchase and sell put and call options on stock index futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in the market, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to buy, and it obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures contract on the expiration date. A Fund will pay a premium for purchasing options on stock index futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on stock index futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

    PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on futures contracts if the Adviser anticipates a market decline. A put option on a stock index futures contract becomes more valuable as the market declines. By purchasing put options on stock index futures contracts at a time when the Adviser expects the market to decline, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

    PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on stock index futures contracts if the Adviser anticipates a market rally. The purchase of a call option on a stock index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. A Fund will purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of equity securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

    WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on stock index futures contracts if the Adviser anticipates a market decline.
As the market declines, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

    WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on stock index futures contracts if the Adviser anticipates a market rally. As the market appreciates, a put option on a stock index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy portfolio securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using stock index futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indexes or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

    Another risk arises because of imperfect correlation between movements in the value of the stock index futures contracts and movements in the value of securities subject to the hedge. The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that a Fund might sell stock index futures contracts to hedge its portfolio against decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Adviser believes that over time the value of an equity fund's portfolio will tend to move in the same direction as the market indexes. In an attempt to reduce this risk, the Adviser will enter into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Fund's portfolio securities.

    Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of the market. If a Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

    LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

    Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

    In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on the futures contract.

    RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

    The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although a Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

    A Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated market trends by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

    To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

    The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                              PROSPECTUS DATED FEBRUARY 18, 1997



                             INTERMEDIATE BOND FUND


                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)



    INTERMEDIATE BOND FUND has an investment objective of a high level of current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a broad range of investment quality debt securities.


    PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.


    AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS. THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN MORTGAGE-RELATED SECURITIES, INCLUDING DERIVATIVE MORTGAGE SECURITIES. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND SPECIAL INVESTMENT METHODS." THE MARKET VALUES OF THE SECURITIES IN WHICH THE FUND INVESTS WILL FLUCTUATE WITH CHANGING INTEREST RATES, AS WILL THE FUND'S NET ASSET VALUE.



    This Prospectus concisely describes the information about the Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference.



    A Statement of Additional Information about the Fund dated February 18, 1997 is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
        STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
           ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                           THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION



    Intermediate Bond Fund ("the Fund") (formerly Institutional Government Income Portfolio) is a diversified series of Piper Funds Inc. ("Piper Funds"), an open-end management investment company the shares of which are currently issued in twelve separate series. This Prospectus provides information regarding the Class Y shares of the Fund. Class Y shares are available only to investors making an initial investment of $1 million or more. The Fund also offers Class A shares through a separate prospectus. To obtain more information on the Fund's Class A shares, call the Fund at the telephone number that appears on the cover of this Prospectus.


THE INVESTMENT ADVISER


    The Fund is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. The Fund pays the Adviser a fee for managing its investment portfolio at an annual rate of .30% of the Fund's average daily net assets. The fee is scaled downward as assets increase in size above $100 million. See "Management--Investment Adviser."


THE DISTRIBUTOR


    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Fund's shares.


OFFERING PRICE


    Class Y shares of the Fund are sold at net asset value without any initial or deferred sales charges, and are not subject to any Rule 12b-1 fees. See "How to Purchase Shares--Purchase Price."


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS


    The minimum initial investment is $1 million. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum. See "How to Purchase Shares--Minimum Investments."


EXCHANGES


    You may exchange your shares for Class Y shares of any other mutual fund managed by the Adviser that offers such shares and is eligible for sale in your state of residence, provided that, if you hold your Fund shares through a broker-dealer other than the Distributor, the exchange privilege may not be available. Exchanges will be permitted only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund into which the exchange will be made. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. See "Shareholder Services--Exchange Privilege."


REDEMPTION PRICE


    Shares of the Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. The Fund reserves the right, upon 30 days' written notice, to redeem an account if the net asset value of the shares falls below $1 million as a result of a redemption or exchange request. See "How to Redeem Shares."


CERTAIN RISK FACTORS TO CONSIDER


    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies" and "Characteristics and Risks of Securities and Special Investment Methods." As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The Fund is subject to interest-rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less).

As a result, the value of the Fund's shares will vary. The Fund is also subject to credit risk (the risk that a bond issuer will fail to make timely payments of interest or principal) to the extent it invests in non-U.S. Government securities. The Fund may engage in the following investment practices: the use of repurchase agreements, borrowing from banks and the purchase or sale of securities on a "when-issued" or forward commitment basis, including the use of mortgage dollar rolls. These investment practices may increase the volatility of the Fund's net asset value. The Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs. The Fund may purchase mortgage-related securities which, in addition to interest rate risk, are subject to prepayment risk. The Fund's investments in mortgage-related securities include derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Special Investment Methods."


SHAREHOLDER INQUIRIES


    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Fund should be directed to the Fund at the telephone number set forth on the cover page of this Prospectus.


                                 FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases....                None
  Maximum Deferred Sales Charge..............                None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees............................         .25%
  Rule 12b-1 Fees............................                None
  Other Expenses.............................                .19%
                                                   ------
  Total Fund Operating Expenses..............         .44%



EXAMPLE


    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


 1 Year......................................  $                5
 3 Years.....................................  $               14
 5 Years.....................................         $        25
10 Years.....................................         $        55



    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. The information set forth in the table is based on actual expenses incurred by Class A shares of the Fund during the fiscal year ended September 30, 1996, except that it reflects the fact that Class Y shares will not pay any Rule 12b-1 fees. The Fund did not offer Class Y shares during such fiscal year. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following financial highlights show certain per share data and selected information for a Class A share of capital stock outstanding during the indicated periods. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. No Class Y shares were outstanding during the indicated periods. Class A shares are subject to sales charges and fees that may differ from those applicable to Class Y shares. An annual report of the Fund is available without charge by contacting the Fund at 800-866-7778 (toll free). In addition to financial statements, such report contains further information about the performance of the Fund.


INTERMEDIATE BOND FUND*

                                                                                                                     PERIOD FROM
                                                            FISCAL YEAR ENDED SEPTEMBER 30,                            11/1/88
                                             -------------------------------------------------------------               TO
                                               1996        1995        1994      1993      1992     1991     1990      9/30/89
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Net asset value, beginning of period.......  $   8.12        7.98       12.22     11.51     10.71    10.02     9.96      10.08
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Operations:
  Net investment income....................      0.53(b)     0.88        0.90      1.29      1.07     0.94     0.91       0.82
  Net realized and unrealized gains
    (losses) on investments................     (0.11)       0.31       (3.96)     0.56      0.73     0.67     0.08      (0.12)
                                             --------    --------    --------  --------  --------  -------  -------  -----------
      Total from operations................      0.42        1.19       (3.06)     1.85      1.80     1.61     0.99       0.70
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Distributions:
  From net investment income...............     (1.04)      (1.05)      (0.95)    (0.90)    (0.91)   (0.90)   (0.90)     (0.81)
  From net realized gains..................     --          --          (0.23)    (0.24)    (0.09)   (0.02)   (0.03)     (0.01)
                                             --------    --------    --------  --------  --------  -------  -------  -----------
      Total distributions..................     (1.04)      (1.05)      (1.18)    (1.14)    (1.00)   (0.92)   (0.93)     (0.82)
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Net asset value, end of period.............  $   7.50        8.12        7.98     12.22     11.51    10.71    10.02       9.96
                                             --------    --------    --------  --------  --------  -------  -------  -----------
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Total return (d)...........................      5.68%      16.15%     (26.65%)    17.04%    17.70%   16.80%   10.30%      7.38%
Net assets, end of period (in millions)....  $    136         319         564       792       470      132       36         28
Ratio of expenses to average daily net
  assets (e)(f)............................      0.72%       0.97%       0.78%     0.70%     0.65%    0.75%    0.78%      0.85%(c)
Ratio of net investment income to average
  daily net assets (e).....................      6.65%       8.02%       9.33%    12.51%    11.01%    9.29%    9.00%      9.03%(c)
Portfolio turnover rate (excluding
  short-term securities)...................        89%        136%        169%      109%       64%      29%      76%        23%

                                              PERIOD
                                               FROM
                                             7/11/88(A)
                                                TO
                                             10/31/88
                                             --------
Net asset value, beginning of period.......    10.00
                                             --------
Operations:
  Net investment income....................     0.21
  Net realized and unrealized gains
    (losses) on investments................     0.08
                                             --------
      Total from operations................     0.29
                                             --------
Distributions:
  From net investment income...............    (0.21)
  From net realized gains..................    --
                                             --------
      Total distributions..................    (0.21)
                                             --------
Net asset value, end of period.............    10.08
                                             --------
                                             --------
Total return (d)...........................     3.09%
Net assets, end of period (in millions)....       18
Ratio of expenses to average daily net
  assets (e)(f)............................     0.75%(c)
Ratio of net investment income to average
  daily net assets (e).....................     7.91%(c)
Portfolio turnover rate (excluding
  short-term securities)...................       14%

------------------------------

  *On September 12, 1996, shareholders of Intermediate Bond Fund approved the discontinuance of a fundamental policy requiring the Fund to invest only in securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the Fund's investment policies were revised to permit investments in a broad range of investment quality debt securities and the Fund's name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund.
(a) Commencement of operations.
(b) Based on average shares outstanding during the period.
(c) Adjusted to an annual basis.
(d) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
(e) During the years reflected above, the Distributor voluntarily waived fees. In addition, the Adviser waived various fees and expenses during fiscal periods 1990, 1989 and 1988. Had the maximum Rule 12b-1 fee been in effect and had the Fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 0.82%/6.55% in fiscal 1996, 1.07%/7.92% in fiscal 1995, 0.85%/9.26% in fiscal 1994,
    0.77%/12.44% in fiscal 1993, 0.72%/10.94% in fiscal 1992 0.82%/9.22% in fiscal 1991, 0.91%/8.87% in fiscal 1990, 1.40%/8.48% in fiscal 1989 and
    1.53%/7.13% in fiscal 1988. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
(f) Includes federal excise taxes of 0.08%, 0.37%, 0.23%, 0.09% and 0.02% for the fiscal years ended 9/30/96, 9/30/95, 9/30/94, 9/30/93 and 9/30/92, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES



    The investment objective listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's objective may be changed without shareholder approval, unless otherwise noted.



    Because of the risks associated with bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Fund will achieve its objective or that shareholders will be protected from the risk of loss that is inherent in bond market investing.



    On September 12, 1996, shareholders of the Fund approved the discontinuance of a fundamental policy requiring the Fund to invest only in securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the Fund's investment policies were revised to permit investments in a broad range of investment quality debt securities and the Fund's name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund.



INVESTMENT OBJECTIVE



    The Fund has an investment objective of a high level of current income consistent with preservation of capital.



INVESTMENT POLICIES AND TECHNIQUES



    The Fund will seek to realize its objective by investing in a diversified portfolio of debt securities. The Fund will invest primarily (at least 65% of its total assets under normal circumstances) in the following debt securities: securities which are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), including mortgage-related securities, corporate fixed-income securities (excluding, for purposes of the 65% requirement, preferred or preference stock) and other fixed-income securities, including privately issued mortgage-related securities, asset-backed securities and U.S. dollar-denominated Yankee bonds. The Fund also may invest in cash and short-term money market securities and, for temporary defensive purposes, may invest more than 35% of its total assets in such securities. The Fund's investments in short-term money market securities may include time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions--Short-Term Money Market Securities" in the Statement of Additional Information. In addition, the Fund may invest in repurchase agreements with respect to U.S. Government Securities. See "Characteristics and Risks of Securities and Special Investment Methods--Repurchase Agreements."


    The Fund's investments in mortgage-related securities may include certain tranches of collateralized mortgage obligations. The Fund, however, will not invest in any inverse floating, interest only, principal only or inverse interest only tranches of collateralized mortgage obligations or in any stripped mortgage-backed securities.


    The Fund will invest only in securities rated investment grade (securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("Standard & Poor's")) or, in the case of unrated securities, judged to be of comparable quality by the Adviser. If a credit rating agency lowers the rating of a portfolio security held by the Fund to below investment grade, the Fund may retain the portfolio security if the Adviser deems it in the best interest of the Fund's shareholders, provided that in no event will more than 5% of the Fund's net assets be invested in fixed-income securities rated lower than investment grade. Securities rated Baa are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while securities rated BBB are regarded by Standard & Poor's as having an adequate capacity to pay principal and interest. The Fund may be more dependent on the Adviser's investment analysis with respect to securities for which a comparable quality determination is made than is the case with respect to rated securities. See Appendix A to the Statement of Additional Information for a description of Moody's and Standard & Poor's ratings applicable to fixed income securities.



    The Fund may purchase or sell securities offered on a "when-issued" or "forward commitment" basis in an amount up to 25% of the value of its total assets. In connection therewith, the Fund may enter into mortgage "dollar rolls." See "Characteristics and Risks of Securities and Special Investment Methods-- When-Issued Securities" and "--Mortgage Dollar Rolls." The Fund will not lend its portfolio securities, purchase or sell options on securities or enter into futures contracts or options thereon.



    Under normal circumstances, the Fund will attempt to maintain for its portfolio a dollar-weighted average maturity of three to ten years. In calculating maturity, the Fund will consider various factors, including anticipated payments of principal. The Fund will also attempt to maintain under normal circumstances an average effective portfolio duration of two to six years. Effective duration estimates the interest rate risk of a portfolio of securities. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."



    INVESTMENT RISKS. The Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate.



    The Fund is subject to prepayment risk and extension risk to the extent it invests in mortgage-related securities. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held by the Fund is "prepaid" earlier than expected. The Fund must then reinvest the unanticipated principal payments at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:



    - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of the Fund will be reduced.



    - When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.



    The Fund's investments in mortgage-related securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-duration at the time of purchase into a long-duration security. Long-duration securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-duration securities.



    The Fund also is subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. The investment techniques used by the Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."

                    CHARACTERISTICS AND RISKS OF SECURITIES
                         AND SPECIAL INVESTMENT METHODS


    The following describes in greater detail the different types of securities and investment techniques used by the Fund. Additional information about the Fund's investments and investment practices may be found in the Statement of Additional Information.


GENERAL


    The different types of securities in which the Fund invests all have attendant risks of varying degrees. Investors should carefully consider the investment objective, investment policies and potential risks of the Fund before investing. Certain securities in which the Fund invests and certain investment techniques used by the Fund could be considered "derivative instruments." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. Securities in which the Fund invests that could be considered derivatives include mortgage-related securities and asset-backed securities, which derive their value from underlying pools of mortgages and assets, respectively. In addition, when-issued securities transactions are derivative contracts. Derivative securities and contracts and other types of investments and investment techniques that may be used by the Fund are described in greater detail, including the risks of each, in this section.


U.S. GOVERNMENT SECURITIES


    The Fund may invest in U.S. Government Securities. Such securities are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. The Fund may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.


    Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

    U.S. Government Securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, the market prices of zero-coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero-coupon securities. Although holders of zero-coupon securities do not receive periodic payments of interest, income accretes on such securities and is subject to the distribution requirements of the Internal Revenue Code of

1986, as amended. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund may also invest in custodial receipts issued in connection with so called trademark zero coupon securities, such as CATs and TIGRs. Since such securities are not issued by the U.S. Treasury, however, they are not considered U.S. Government Securities for purposes of the Fund's investment policies, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.


MORTGAGE-RELATED SECURITIES


    The Fund may invest in U.S. Government mortgage-related securities and in mortgage-related securities issued by private entities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include guaranteed mortgage pass-through securities, private mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Securities in categories (b) and (c) are not considered U.S. Government Securities for purposes of this Prospectus.



    (a) GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which the Fund may invest include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans. For a further description of these securities, see "Investment Objectives, Policies and Restrictions--Mortgage-Related Securities" in the Statement of Additional Information.


    (b) PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See

"Investment Objectives, Policies and Restrictions--Mortgage-Related Securities" in the Statement of Additional Information.


    (c) ADJUSTABLE RATE MORTGAGE SECURITIES. The Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by
FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.



    (d) COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. However, the Fund will not invest in inverse floating, interest-only, principal-only, or inverse interest-only tranches of CMOs. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.


    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.


    The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates. Floating rate CMOs are generally backed by fixed rate mortgages and generally have lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared, which may cause the security to be valued at a greater discount than if the security was not subject to a ceiling.

    Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally may be more volatile.



    The Fund may invest in Z tranches of CMOs, which defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accrues on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero-coupon bonds. Like a zero-coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero-coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also are likely to influence its market value.


CORPORATE FIXED-INCOME SECURITIES


    The Fund may invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments. Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock, although such securities are not considered debt securities for purposes of the requirement that the Fund invest at least 65% of its total assets in debt securities. The values of corporate fixed-income securities typically will fluctuate in response to general economic conditions, to changes in interest rates and, to a greater extent than the values of mortgage-related securities, to business conditions affecting the specific industries in which the issuers are engaged. Corporate fixed-income securities will typically decrease in value as a result of increases in interest rates. The Fund may invest in certain types of corporate fixed-income securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the investor.



    The Fund's investments in corporate fixed-income securities may also include zero-coupon, pay-in-kind and delayed interest securities. Zero-coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on zero-coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero-coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero-coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero-coupon security's maturity value and its purchase price is taxable income of the Fund each year.

ASSET-BACKED SECURITIES


    The Fund may invest in asset-backed securities. Such securities represent the application of the securitization techniques used to develop mortgage-related securities to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.


    In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use various credit enhancement techniques.

    Generally, asset-backed securities involve many of the risks associated with mortgage-related securities; however due to the difference in the underlying collateral, asset-backed securities involve certain risks that are not posed by mortgage-related securities. For example, asset-backed securities are typically collateralized with assets such as credit card receivables, automobile loans, or lease contracts which have historically had higher loss experience than that of mortgage-related securities. Although the credit enhancements for these securities generally contemplate this higher loss experience, the difference in lien status and underlying collateral quality could create a situation where the proceeds from repossessed collateral may not be sufficient to maintain credit quality or support payments on these securities.

YANKEE BONDS


    The Fund may invest in Yankee bonds, which are dollar denominated fixed-income securities of foreign-domiciled issuers that are publicly traded in the United States. The prominant issuers of Yankee bonds are supranational agencies and Canadian provinces (including provincial utilities). Supranational organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Foreign corporations may also issue Yankee bonds. Investments in Yankee bonds may involve risks not typically associated with investments in domestic issuers. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.


EFFECTIVE DURATION

    Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

    It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of mortgage-related securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.


REPURCHASE AGREEMENTS


    The Fund may enter into repurchase agreements with respect to U.S. Government Securities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to the Fund's prohibition on investing in illiquid securities.


BORROWING


    The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the value of the Fund's total assets. Interest paid by the Fund on borrowed funds would decrease the Fund's net earnings. The Fund may mortgage, pledge or hypothecate its assets, in an amount not exceeding 10% of the value of its total assets, to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of the Fund's shares.



WHEN-ISSUED SECURITIES



    The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, the Fund maintains in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments.



    The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the

Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

MORTGAGE DOLLAR ROLLS


    In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.



    No more than 25% of the Fund's total assets may be committed to the purchase of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.


PORTFOLIO TURNOVER


    The Fund may engage in short-term trading in attempting to achieve its investment objective and will actively use trading to benefit from yield disparities among different issues of securities or otherwise to achieve their investment objectives and policies. Since the Fund engages in short-term trading, it pays greater brokerage commission costs or other transaction costs. High portfolio turnover also may increase short-term capital gains, which are taxable as ordinary income when distributed to shareholders.



    The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." The portfolio turnover rate for the Fund is set forth in "Financial Highlights."


INVESTMENT RESTRICTIONS


    The Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, the Fund will not invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries.) In addition, as nonfundamental investment restrictions which may be changed at any time without shareholder approval, the Fund will not invest in foreign securities, provided that it may invest in U.S. dollar-denominated Yankee bonds, and the Fund will not invest in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. The Fund operates as a diversified Fund, which means that, with respect to 75% of its total assets, it will not invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof. A complete list of the Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.



    Except for the Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.


                                   MANAGEMENT

BOARD OF DIRECTORS


    The Board of Directors of Piper Funds has the primary responsibility for overseeing the overall management of Piper Funds and electing its officers.


INVESTMENT ADVISER


    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with Piper Funds to act as the Fund's investment adviser subject to the authority of the Board of Directors.



    In addition to acting as the investment adviser for the other series of Piper Funds, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of January 31, 1997, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.



    The Adviser furnishes the Fund with investment advice and supervises the management and investment programs of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of Piper Funds who are affiliated with the Adviser.



    Under the Investment Advisory and Management Agreement, the Fund pays the Adviser a monthly fee which is paid at an annual rate of .30% on average daily net assets up to $100 million, .25% on average daily net assets of over $100 and up to $250 million and .20% on average daily net assets in excess of $250 million.


PORTFOLIO MANAGEMENT


    Bruce D. Salvog, David M. Steele and Worth Bruntjen share primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Bruntjen has been primarily responsible for the Fund's management since the Fund's inception in 1988, and was joined by Mr. Salvog and Mr. Steele in September 1996. Mr. Salvog has been a Senior Vice President of the Adviser since 1992 and was a Portfolio Manager at Kennedy Associates, Inc. in Seattle from 1984 to 1992. He has an AB from Harvard University and 25 years of financial experience. Mr. Steele has been a Senior Vice President of the Adviser since 1992 and was a portfolio manager at Kennedy Associates, Inc. in Seattle from 1987 to 1992. He has an MBA from the

University of Southern California and 16 years of financial experience. Mr. Bruntjen is a Senior Vice President of the Adviser and a fixed income manager for a variety of client portfolios including foundations, pensions and profit-sharing plans. Mr. Bruntjen has a BSBA from the University of Minnesota and 28 years of financial experience.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN


    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Fund's portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Fund.



    Piper Funds has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


    The Adviser selects brokers and futures commission merchants to use for the Fund's portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of Fund shares may also be considered a factor if the Adviser is satisfied that the Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Fund may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

GENERAL


    Class Y shares of the Fund may be purchased from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Fund. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Fund does not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.


PURCHASE PRICE


    You may purchase Class Y shares of the Fund at net asset value without any initial or deferred sales charge. The purchase price will be equal to the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer.



    The Adviser makes ongoing payments out of its own assets to Piper Jaffray Investment Executives and other broker-dealers who have sold Class Y shares of the Fund. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of Fund shares and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.


MINIMUM INVESTMENTS


    A minimum initial investment of $1 million is required to purchase Class Y shares of the Fund. There is no minimum for subsequent investments.



                              HOW TO REDEEM SHARES


NORMAL REDEMPTION


    You may redeem all or a portion of your Class Y shares on any day that the Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.



    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.



    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Fund's transfer agent, IFTC. This request should contain: the dollar amount or number of Class Y shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

PAYMENT OF REDEMPTION PROCEEDS


    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).


INVOLUNTARY REDEMPTION


    The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $1 million as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.


                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM


    You may arrange to make additional automated purchases of Class Y shares of the Fund. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of Piper Funds. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.


EXCHANGE PRIVILEGE

    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.


    You may exchange your Class Y shares for Class Y shares of any other mutual fund managed by the Adviser that offers such shares. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved.


    If you hold your Fund shares through a broker-dealer other than the Distributor, the exchange privilege may not be available. Exchanges will be permitted only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund into which you wish to exchange.

    Piper Funds reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.


    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Fund will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. If the Fund employs such procedures, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If the Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Fund by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Fund reserves the right to suspend or terminate its telephone services at any time without notice.


DIRECTED DIVIDENDS


    You may direct income dividends and capital gains distributions to be invested in Class Y shares of any other mutual fund managed by the Adviser that offers such shares, provided such shares are eligible for purchase in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's Class Y share minimum initial investment amount. This privilege may not be available if you hold your Fund shares through a broker-dealer other than the Distributor. Distributions may be invested in another mutual fund managed by the Adviser only if there is a valid sales agreement for that fund between your broker-dealer and the Distributor.


SYSTEMATIC WITHDRAWAL PLAN


    You may establish a Systematic Withdrawal Plan that allows you to receive regular periodic payments by redeeming as many shares from your account as necessary, provided you maintain a minimum account balance of $1 million. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.


    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.


    You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

ACCOUNT PROTECTION


    If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.



    In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Fund held in a Piper Jaffray PRIME or PAT Plus account are protected up to $49.5 million beyond the coverage provided by SIPC, for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC, for total account protection of $25 million. This protection does NOT cover any declines in the net asset value of Fund shares.


CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION


    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and the Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.


    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS


    Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, will be distributed at least once annually. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. "Shareholders of record" includes holders of shares purchased for which payment has been received by the Distributor or IFTC, as appropriate, and excludes holders of shares redeemed on that day. Shares redeemed will earn dividends through the day prior to settlement of the redemption. Class Y shareholders generally will receive higher per share dividends than Class A shareholders because Class Y shareholders are not subject to Rule 12b-1 fees.



    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for the Fund generally will be payable in additional Class Y shares of the Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional Class Y shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in Class Y shares of another mutual fund managed by the Adviser that offers such shares. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES


    The Fund computes its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Fund has declared any applicable dividends.



    The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued.



    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Fund's management determines for any other reason that valuations provided by the pricing service or through dealer quotations are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of the Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.



    Although the methodology and procedures for determining net asset value are identical for each class of the Fund's shares, the net asset value per share of the Class A and Class Y shares of the Fund may differ because of the differing Rule 12b-1 fees and transfer agent fees charged to such classes.


                                   TAX STATUS


    The Fund qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") during its last taxable year and each Fund intends to so qualify during the current taxable year. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders. The Fund will, however, be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. The Fund retained income subject to the 4% excise tax for the 1995, 1994, 1993 and 1992 excise tax years. The Fund intends hereafter to distribute sufficient amounts to avoid payment of the excise tax.



    Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in the Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.



    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the Statement of Additional Information. Before investing in the Fund, you should check the consequences of your local and state tax laws.


                            PERFORMANCE COMPARISONS


    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." In addition, the Fund may provide yield calculations in advertisements and other sales literature. Total return and yield will be computed separately for each class of the Fund's shares. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.


    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return for Class Y shares, all dividends and distributions are assumed to be reinvested.



    Comparative performance information also may be used from time to time in advertising the Fund's shares. For example, advertisements may compare the Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.


    For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION


    Piper Funds was organized under the laws of State of Minnesota in 1986 and currently offers its shares in twelve series. The Board of Directors is empowered under Piper Funds' Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within the Fund, as well as within any other series of Piper Funds or any series created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.



    The two classes of the Fund's shares have the same rights and are identical in all respects except that (a) expenses related to the distribution of each class of shares are borne solely by such class; (b) to the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class; (c) the Class A shares have exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan related to that class; and (d) each class has a different exchange privileges.



    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of Piper Funds vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.



    The Bylaws of Piper Funds provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of a corporation may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the corporation. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the corporation. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.


PENDING LEGAL PROCEEDINGS


    Complaints have been brought against the Adviser and the Distributor relating to Bond Fund and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser.



    A number of complaints have been brought in federal and state court relating to Bond Fund (formerly named Institutional Government Income Portfolio ("PJIGX")). A consolidated class action lawsuit was settled in February 1996. Two complaints remain pending. The first complaint was brought on April 11, 1995 by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. The action was filed in the Minnesota State District Court, Hennepin County, and removed to United States District Court, District of Minnesota. Defendants are the Company, the Distributor and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. The second complaint was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County, by Beverly Muth against the Distributor and an affiliated individual. In addition, a number of actions have been commenced in arbitration relating to PJIGX.



    Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. See "Pending Litigation" in the Statement of Additional Information.



    The Adviser and the Distributor do not believe that any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with Piper Funds or a material adverse effect on the Fund.



NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

   Table of Contents


                                            PAGE
Introduction...........................           2
Fund Expenses..........................           3
Financial Highlights...................           4
Investment Objective and Policies......           5
Characteristics and Risks of Securities
 and Special Investment Methods........           7
Management.............................          14
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares...............          16
  How to Redeem Shares.................          16
  Shareholder Services.................          17
  Dividends and Distributions..........          19
Valuation of Shares....................          20
Tax Status.............................          20
Performance Comparisons................          21
General Information....................          21


----------------------------------------------------------
  Prospectus

       [LOGO]

  ------------------------------


  INTERMEDIATE BOND FUND



  February 18, 1997


  --------------------------------

      30400 021-97

                                        PART B

                                GOVERNMENT INCOME FUND
                                INTERMEDIATE BOND FUND
                          each a series of Piper Funds Inc.
                                         and
                       ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                           a series of Piper Funds Inc.--II

                         STATEMENT OF ADDITIONAL INFORMATION
                                  February 18, 1997

                                  Table of Contents
                                                                           Page
                                                                           ----
Investment Policies and Restrictions. . . . . . . . . . . . . . . . .       2
Directors and Executive Officers. . . . . . . . . . . . . . . . . . .      13
Investment Advisory and Other Services. . . . . . . . . . . . . . . .      17
Portfolio Transactions and Allocation of Brokerage. . . . . . . . . .      25
Capital Stock and Ownership of Shares . . . . . . . . . . . . . . . .      28
Net Asset Value and Public Offering Price . . . . . . . . . . . . . .      28
Performance Comparisons . . . . . . . . . . . . . . . . . . . . . . .      29
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . .      33
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . .      33
Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      35
General Information . . . . . . . . . . . . . . . . . . . . . . . . .      37
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .      38
Pending Litigation. . . . . . . . . . . . . . . . . . . . . . . . . .      38
Appendix A - Corporate Bond, Preferred Stock and
  Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . .     A-1
Appendix B - Interest Rate Futures Contracts
  and Related Options . . . . . . . . . . . . . . . . . . . . . . . .     B-1


    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to two prospectuses. One Prospectus, dated November 6, 1996, as supplemented February 18, 1997, relates to Government Income Fund and the Class A shares of Intermediate Bond Fund (series of Piper Funds Inc.) and Adjustable Rate Mortgage Securities Fund (a series of Piper Funds Inc.--II), and the other, dated February 18, 1997, relates to the Class Y shares of Intermediate Bond Fund. This Statement of Additional Information should be read in conjunction with the applicable Prospectus.
Copies of these Prospectuses may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

                         INVESTMENT POLICIES AND RESTRICTIONS

    This Statement of Additional Information relates to Government Income Fund and Intermediate Bond Fund (formerly Institutional Government Income Portfolio), each of which is a series of Piper Funds Inc. ("Piper Funds"), and Adjustable Rate Mortgage Securities Fund, which is a series of Piper Funds Inc.--II ("Piper Funds--II"). These series are sometimes referred to herein individually as a "Fund" or, collectively, as the "Funds." Piper Funds and Piper Funds--II are sometimes referred to herein individually as a "Company" or, collectively, as the "Companies." The investment objectives and policies of the Funds are set forth in the Funds' respective Prospectus. Certain additional investment information is set forth below.

    On September 1, 1995, four closed-end investment companies, American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Adjustable Rate Term Trust Inc.--1999, merged into Adjustable Rate Mortgage Securities Fund (the "Merger"). Adjustable Rate Mortgage Securities Fund had no history of operations prior to the Merger. In this Statement of Additional Information, certain performance and financial information is provided for Adjustable Rate Mortgage Securities Fund for periods prior to September 1, 1995. Such information relates to American Adjustable Rate Term Trust Inc.--1998 ("DDJ"), the surviving entity of the Merger for financial reporting purposes.

REPURCHASE AGREEMENTS

    Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

    The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of Piper Funds, closed-end and other open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of each Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

    Government Fund and ARMS Fund may lend their portfolio securities.
However, neither Fund has done so in the past, nor do the Funds currently intend to do so. In order to generate additional income, Government Fund may lend portfolio securities representing up to one-third of the value of its total assets and

ARMS Fund may lend portfolio securities representing up to 30% of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by their respective Boards of Directors and will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the respective Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; such Fund will likewise segregate securities it sells on a forward commitment basis.

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into mortgage "dollar rolls." For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the purchase of a security and a separate transactions involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT-TERM MONEY MARKET SECURITIES

    As set forth in the Prospectus, each Fund may invest in short-term money market securities including obligations of the U.S. Government and its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

    Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature within 397 days are considered money market securities for purposes of the Funds' investment policies.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. The Funds will not invest more than 15% of their net assets in time deposits and other illiquid securities. (Intermediate Bond Fund may not invest in illiquid securities.) See "Investment Restrictions." Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

    Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-1 or A-2 by Standard & Poor's Ratings Services, (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's Investors Service, Inc. or at least AA by Standard & Poor's Ratings Services, or
(c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Funds.

    Money market instruments in which the Funds may invest also include non-convertible corporate debt securities (for example, bonds and debentures) with no more than 397 days remaining to maturity, provided such obligations are rated Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Ratings Services.

MORTGAGE-RELATED SECURITIES

    PASS-THROUGH SECURITIES -- The investments of each Fund in mortgage-related securities include government guaranteed pass-through securities. These obligations are described below.

    (1 ) GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an ownership interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Funds purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether the mortgagor actually makes the payment.

    - GNMA Guarantee -- The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

    - Life of GNMA Certificates -- The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

    As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

    - Yield Characteristics of GNMA Certificates -- The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer.

    The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may be issued at a premium or discount, rather than at par, and, after issuance, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

    (2)  FHLMC SECURITIES.  The Federal Home Loan Mortgage Corporation
("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payment of interest on PCs and the full return of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    (3) FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

    FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

    CREDIT SUPPORT -- To lessen the effect of failures by obligors on underlying mortgages to make payments, mortgage-related securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

    Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

    RESTRICTIONS ON INVESTMENTS BY ADJUSTABLE RATE MORTGAGE SECURITIES FUND.
As set forth in the Prospectus, Adjustable Rate Mortgage Securities Fund will not invest in any inverse floating, interest-only, principal-only or Z tranches of CMOs or in stripped mortgage-related securities. In addition, the Fund will not invest in any other mortgage-related securities that are considered "high risk" under applicable supervisory policies of the Office of the Comptroller of the Currency (the "OCC"). In OCC Banking Circular 228 (Rev.) (January 10,
1992), the OCC defined a "high-risk mortgage security" as any mortgage derivative product that at the time of purchase, or at a subsequent testing date, meets any of the following three tests:

         (a) AVERAGE LIFE TEST. The mortgage derivative product has an expected weighted average life greater than 10.0 years.
         (b) AVERAGE LIFE SENSITIVITY TEST. The expected weighted average life of the mortgage derivative product:
              (i) extends by more than 4.0 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; or
              (ii) shortens by more than 6.0 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.
         (c) PRICE SENSITIVITY TEST. The estimated change in the price of the mortgage derivative product is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

Examples of certain "high-risk mortgage securities" include interest-only and principal-only classes of stripped mortgage-related securities, inverse floating CMOs and certain zero-coupon Treasury securities.

OPTIONS

    As set forth in the Prospectus, Government Income Fund and Adjustable Rate Mortgage Securities Fund may write covered options and purchase options on securities. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the option is exercised. The Funds will write only covered options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered covered with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

    A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. That Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Funds will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

    The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written on one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write may be affected by options written by the other Fund and by other investment companies managed by and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    OVER-THE-COUNTER OPTIONS. Government Income Fund may purchase and write over-the-counter ("OTC") put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of a Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. Government Income Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. With respect to each OTC option for which such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

    The Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

ILLIQUID SECURITIES

    To the extent set forth in the Prospectus, the Funds may invest in Rule
144A securities, commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and, except for Adjustable Rate Mortgage Securities Fund, may invest in interest-only and principal-only classes of mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Companies or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors.
Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security;
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

    Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. For purposes of calculating portfolio turnover, the maturity of investment purchases and sales related to dollar roll transactions is considered to be less than 12 months. See "Special Investment Methods--Mortgage Dollar Rolls" in the prospectus.

DIVERSIFICATION

    Each Fund intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the"1940 Act"), which means that at least 75% of its assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of each Fund and to not more than 10% of the outstanding voting securities of such issuer.

INVESTMENT RESTRICTIONS

    In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

    With respect to Government Income Fund, as fundamental investment restrictions, the Fund will not:

    1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

    2. Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #3 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

    3. Borrow money (provided that the Fund may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the value of the Fund's total assets. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. The Fund will not borrow money for leverage purposes (provided that the Fund may enter into reverse repurchase agreements for such purposes).

    4. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

    5. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into financial futures contracts and engage in related options transactions.

    6. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    7. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

    With respect to Intermediate Bond Fund, as fundamental investment restrictions, the Fund will not:

    1.   Issue any senior securities, as defined in the 1940 Act.

    2. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

    3. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

    4. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

    5. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein.

    6.   Purchase or sell commodities or commodity futures contracts.

    7. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

    8. Make loans to other persons, provided that the Fund may enter into repurchase agreements. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan.

    9.   Loan its portfolio securities.

    With respect to Adjustable Rate Mortgage Securities Fund, as fundamental investment restrictions, the Fund will not:

    1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U. S. Government or any agency or instrumentality thereof.

    2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that, under normal market conditions, the Fund will invest 25% or more of the value of its total assets in ARMS issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by private organizations. Except for the requirement that the Fund invest 25% or more of its total assets in ARMS, the foregoing restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities or repurchase agreements relating thereto.

    3. Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #4 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

    4. Borrow money, except for temporary or emergency purposes. The amount of such borrowing (including borrowing through reverse repurchase agreements) may not exceed 10% of the value of the Fund's total assets. The Fund will not purchase portfolio securities while outstanding borrowings exceeds 5% of the value of the Fund's total assets. The Fund will not borrow for leverage purposes.

    5. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

    6. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into financial futures contracts and engage in related options transactions.

    7. Purchase or sell real estate or interests therein (other than securities backed by mortgages and similar instruments).

    8. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

    9. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements.

    For purposes of determining compliance with fundamental investment restriction number 2, relating to industry concentration, the various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered separate industries and ARMS issued by private organizations are considered to be securities of issuers in the same industry. In addition, the industry classification of asset-backed securities will be determined based on the type of collateral underlying the securities. For example, asset-backed securities backed by automobile receivables will be considered to be in a different industry than asset-backed securities backed by credit card receivables.

    As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

    1.   Invest in warrants.

    2.   Make short sales of securities.

    3. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

    4. Invest more than 5% of total assets in the securities of foreign issuers, provided that Intermediate Bond Fund will not invest in the securities of foreign issuers other than U.S. dollar-denominated Yankee bonds and Adjustable Rate Mortgage Securities Fund will not invest in the securities of foreign issuers.

    5. Invest more than 15% of net assets in illiquid securities, except that Intermediate Bond Fund will not invest in illiquid securities.

    Any investment restriction or limitation referred to above or in the Prospectus which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                           DIRECTORS AND EXECUTIVE OFFICERS

    The directors and officers of each Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. Each Company's directors and officers also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

    Name, Address and (Age)            Position with the Companies
    -----------------------            ---------------------------
    William H. Ellis(*) (54)           Chairman of the Board of Directors
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    David T. Bennett (56)              Director
    3400 City Center
    33 South Sixth Street
    Minneapolis, Minnesota 55402

    Jaye F. Dyer (69)                  Director
    4670 Norwest Center
    90 South Seventh Street
    Minneapolis, Minnesota 55402

    Karol D. Emmerich (47)             Director
    7302 Claredon Drive
    Edina, Minnesota 55439

    Luella G. Goldberg (59)            Director
    7019 Tupa Drive
    Edina, Minnesota 55435

    David A. Hughey (65)               Director
    134 Powers Road
    Meredith, NH 03253

    George Latimer (61)                Director
    754 Linwood Avenue
    St. Paul, MN  55105

    Paul A. Dow (45)                   President
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Robert H. Nelson (33)              Vice President
    Piper Jaffray Tower                and Treasurer
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Susan S. Miley (39)                Secretary
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

-------------------------

(*) Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Fund.

    William H. Ellis is President of Piper Jaffray Companies Inc.; Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser"); President of the Adviser since 1994; Director of Piper Jaffray Inc..

    David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

    Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.

    Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

    Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

    David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

    George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law

School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

    Paul A. Dow is Chief Investment Officer and Senior Vice President of the Adviser.

    Robert H. Nelson has been a Senior Vice President of the Adviser since
1993; prior there he had been a Vice President of the Adviser from 1991 to 1993.

    Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior to which she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

    Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit
Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees each Company's financial reporting process, reviews audit results and recommends annually to the Companies a firm of independent certified public accountants.

    The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

    The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

    The directors of each Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Companies. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from each Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee of Piper Funds is based on the combined total assets of Piper Funds and Piper Institutional Funds Inc.) The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if asses are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if assets are $5 billion
or over.   Members of the Audit Committee who are not affiliated with the
Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Companies and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Subcommittee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

    The following table sets forth the compensation received by each director from Piper Funds for the fiscal year ended September 30, 1996 from Piper Funds--II for the fiscal year ended August 31, 1996 and for the fiscal period ended September 30, 1996, and from the from the Companies and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1995. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table. Mr. Hughey became a director of each Company on September 3, 1996.


                       Compensation
                           from           Compensation from
                        Piper Funds      Piper Funds -- II          Total
                       ------------  -------------------------  Compensation
                        Year Ended     One-Month    Year Ended      from
    Director              9/30/96    Ended 9/30/96   8/31/96    Fund Complex(*)
----------------------  ------------  -------------  ----------  ---------------

Jaye F. Dyer            $  6,775          $  0      $  6,531      $  67,700
Karol D. Emmerich       $  6,775          $  0      $  6,531      $  67,700
Luella G. Goldberg      $  7,150          $  0      $  6,562      $  70,700
George Latimer          $  6,400          $  0      $  6,500      $  64,700
David T. Bennett        $  6,400          $  0      $  6,500      $  61,700
David A. Hughey         $      0          $  0      $      0      $       0

(*) Currently consists of 20 open-end and closed-end investment companies managed by the Adviser, including the Companies. During the 1995 calendar year, the Fund Complex consisted of up to 27 such investment companies, managed by the Adviser or an affiliate of the Adviser, several of which were merged or consolidated during the year. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Funds. The address of both the

Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

    The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    The Adviser acts as the investment adviser of the Funds under Investment Advisory and Management Agreements which have been approved by the Board of Directors (including a majority of the directors who are not parties to the agreements, or interested persons of any such party, other than as directors of the Funds) and the shareholders of the Funds.

    Each Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, each agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. An agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, each agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves an agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

    Pursuant to each Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                                      Annual Advisory Fee
                           Average Net Asset Values     as Percentage of
                                of the Fund            Average Net Assets
                           -------------------------  -------------------
Government                 On the first $250,000,000          .50%
  Income Fund              On the next $250,000,000           .45%
                           On average assets of over
                            $500,000,000                      .40%

Intermediate Bond Fund     On the first $100,000,000          .30%
                           On the next $150,000,000           .25%
                           On average assets of over
                            $250,000,000                      .20%

Adjustable Rate Mortgage   On the first $500,000,000          .35%
  Securities Fund          One average assets of over         .30%
                            $500,000,000

    The table below sets forth the advisory fees paid by Government Income Fund and Intermediate Bond Fund for the periods indicated:


                             Advisory fees       Advisory fees       Advisory fees
                            for the fiscal      for the fiscal      for the fiscal
                              year ended           year ended         year ended
Fund                      September 30, 1994  September 30, 1995  September 30, 1996
----                      ------------------  ------------------  ------------------
Government Income Fund         $734,950            $576,359            $474,589
Intermediate Bond Fund       $1,645,922            $959,379            $634,796


    With respect to Adjustable Rate Mortgage Securities Fund, the Adviser received compensation of $1,487,059 for the fiscal year ended August 31, 1996 and $76,672 for the fiscal period from September 1, 1996 to September 30, 1996. Prior to the Merger, the Adviser also acted as the investment adviser of DDJ, the surviving entity of the Merger for financial reporting purposes. Pursuant to the Investment Advisory and Management Agreement between DDJ and the Adviser, the Adviser received a monthly management fee at the per annum rate of .35% of DDJ's average weekly net assets. Under such agreement, the Adviser received compensation of $1,857,513 and $1,462,719, respectively, for the fiscal years ended August 31, 1994 and 1995.

    Prior to the Merger, the Adviser also acted as the administrator of DDJ pursuant to an Administration Agreement under which the Adviser received a monthly administration fee at the per annum rate of .15% of DDJ's average weekly net assets. Under such agreement, the Adviser received compensation of $796,077 and $626,880, respectively, for the fiscal years ended August 31, 1994 and 1995. Adjustable Rate Mortgage Securities Fund has not entered into such an agreement with the Adviser.

    Under the Investment Advisory and Management Agreements, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the respective Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

    The same security may be suitable for more than one of the Funds and/or for other series of the Companies or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Companies or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

    The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the applicable Investment Advisory and Management Agreement. Any general expenses of the Companies that are not readily identifiable as belonging to a particular series of a Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

    Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, each Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

    Rule 12b-1(b)(1) requires that each such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that each such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the respective Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

         (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

         (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

         (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

    Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

    Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Companies and their shareholders.

    Pursuant to the provisions of the Distribution Plans, each Fund pays a quarterly fee to the Distributor for servicing the Fund's shareholder accounts and providing distribution-related services to the Funds. Such fees are equal, on an annual basis, to .50% of the average daily net assets of Government Income Fund, .30% of the average daily net assets of Intermediate Bond Fund attributable to such Fund's Class A shares and .15% of the average daily net assets of Adjustable Rate

Mortgage Securities Fund. The Class Y shares of Intermediate Bond Fund do not pay fees under such Fund's Distribution Plan. As described in the Prospectuses, except with respect to Adjustable Rate Mortgage Securities Fund, a portion of each Fund's total fee is paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of such Fund ("Distribution Expenses"), and a portion of the fee is paid as a shareholder servicing fee and will be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to such Fund ("Shareholder Servicing Costs"). All of the Rule 12b-1 fee paid by Adjustable Rate Mortgage Securities Fund is categorized as a servicing fee. Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares.
Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative services not otherwise required to be provided by the Funds' Adviser or transfer agent.

    The table below sets forth the distribution fees paid by Government Income Fund and Intermediate Bond Fund for the periods indicated.


                               Distribution fees   Distribution fees   Distribution fees
                                for the fiscal      for the fiscal      for the fiscal
                                  year ended          year ended          year ended
Fund                           September 30, 1994  September 30, 1995  September 30, 1996
----                           ------------------  ------------------  ------------------
Government Income Fund            $  461,794          $  365,759          $  292,676
Intermediate Bond Fund             1,553,536             781,067             475,345


    With respect to Adjustable Rate Mortgage Securities Fund, distribution fees paid by the Fund for the fiscal year ended August 31, 1996 and the fiscal period from September 1, 1996 to September 30, 1996 were $638,422 and $32,843, respectively. The Distribution Plan for Adjustable Rate Mortgage Securities Fund was not in effect during prior fiscal years.

    The Distributor voluntarily limited the amount payable under the Distribution Plan to an annual rate of .21% and .31% of average daily net assets for Intermediate Bond Fund and Government Income Fund, respectively, for the fiscal year ended September 30, 1994. For the fiscal years ended September 30, 1995 and 1996, the Distributor voluntarily limited the amounts payable under such Distribution Plan to annual rates of .20% and .32% of average daily net assets for

Intermediate Bond Fund and Government Income Fund, respectively. The voluntary limitations for the fiscal year ending September 30, 1997 are .34% of Government Income Fund's average daily net assets and .22% of Intermediate Bond Fund's average daily net assets attributable to such Fund's Class A shares.

    Fees payable under the Piper Funds Distribution Plan for the fiscal year ended September 30, 1996, were used by the Distributor as follows:

                                                 Government    Intermediate
                                                 Income Fund     Bond Fund
                                                 -----------     ---------
Advertising                                       $       0      $       0
Printing and mailing of prospectuses to
  other than current shareholders                 $   9,441      $       0
Compensation to underwriters (trail
  fees to investment executives)                  $ 283,235      $ 475,345
Compensation to dealers                           $       0      $       0
Compensation to sales personnel                   $       0      $       0
Interest, carrying or other
  financing charge                                $       0      $       0
Other (specify)                                   $       0      $       0
                                                  ---------      ---------
Total                                             $ 292,676      $ 475,345


    With respect to Adjustable Rate Mortgage Securities Fund, total servicing fees in the amount of $638,422 were paid under such Fund's Distribution Plan for the fiscal year ended August 31, 1996 and were used for compensation to underwriters (trail fees to investment executives). For the fiscal period from September 1, 1996 to September 30, 1996, servicing fees in the amount of $32,843 were paid under the Plan and also were used for compensation to underwriters.

UNDERWRITING AND DISTRIBUTION AGREEMENT

    Pursuant to Underwriting and Distribution Agreements with Piper Funds and Piper Funds--II, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving fees pursuant to the Distribution Plans discussed above, the Distributor receives the sales charge on sales of Fund shares as set forth in the Prospectuses. The following table sets forth the aggregate dollar amount of underwriting commissions paid by the Funds for the periods indicated and the amount of such commissions retained by the Distributor.


                             Total Underwriting Commissions                  Underwriting Commissions Retained by Distributor
                -------------------------------------------------------  -------------------------------------------------------
                Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended  Fiscal year ended
                  Sept. 30, 1994     Sept. 30, 1995    Sept.  30, 1996    Sept.  30, 1994     Sept.  30, 1995   Sept.  30, 1996
                  --------------     --------------     --------------     --------------     --------------     --------------
Government
  Income Fund      $  439,716         $  111,536          $  42,651         $  255,000          $  64,691          $  17,487
Intermediate
  Bond Fund         1,340,277             43,458             12,517            777,361             25,206              5,132


    With respect to Adjustable Rate Mortgage Securities Fund, total underwriting commissions paid and underwriting commissions retained by the Distributor for the fiscal year ended August 31, 1996 were $9,280 and $0, respectively, and total underwriting commissions paid and underwriting commissions retained by the Distributor for the fiscal period from September 1, 1996 to September 30, 1996 were $3,805 and $0, respectively. The Underwriting and Distribution Agreement between the Distributor and Piper Funds--II was not in effect prior to the fiscal year ended August 31, 1996.

    For the same periods, in addition to retaining the underwriting commissions set forth above, the Distributor received brokerage commissions as set forth below.


                                            Brokerage Commissions Paid to Distributor
                                    ----------------------------------------------------------
                                    Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                    September 30, 1994  September 30, 1995  September 30, 1996
                                    ------------------  ------------------  ------------------
Government Income Fund                  $  41,650            $  1,700                $  0
Intermediate Bond Fund                          0                   0                   0


    Adjustable Rate Mortgage Securities Fund did not pay any brokerage commissions to the Distributor during the fiscal year ended August 31, 1996 and the fiscal period from September 1, 1996 to September 30, 1996.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Companies, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the respective companies. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $7.50 per active shareholder account (defined as an account that has a balance of shares) by each Fund and $1.60 per closed account (defined as an account that does not have a balance of shares but has had activity within the past 12 months) by each Fund. Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fees cover all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    During the fiscal year ended September 30, 1996, Government Income Fund paid $51,052 and Intermediate Bond Fund paid $31,433 to the Distributor under the Shareholder Account Servicing Agreement. During the fiscal year ended September 30, 1996, Government Income Fund paid $6,955 and Intermediate Bond Fund paid $2,939 to Piper Trust under the Shareholder Account Servicing Agreement.

    Adjustable Rate Mortgage Securities Fund paid $86,239 to the Distributor and $0 to Piper Trust during the fiscal year ended August 31, 1996 and for the fiscal period from September 1, 1996 to September 30, 1996, the Fund paid $7,365 to the Distributor and $0 to Piper Trust.

    PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

    When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a director, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

    The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay higher than the lowest commission rates available.

    Portfolio transactions for the Funds, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.

    The Funds paid the following brokerage commissions for the periods indicated:


                                    Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                    September 30, 1994  September 30, 1995  September 30, 1996
                                    ------------------  ------------------  ------------------

Government Income Fund                  $  65,620           $  15,300            $  7,650
Intermediate Bond Fund                     24,022              11,833                   0


    The following table sets forth additional information with respect to brokerage commissions paid during the fiscal year ended September 30, 1996:


                                                                                          % of Fund's aggregate
                                                                                            dollar amount of
                                                                                          transactions involving
                                                                          % of Fund's           payment of
                                                        Brokerage       total brokerage     commissions which
                                Total brokerage      commissions paid   commissions paid   was effected through
                                commissions Paid      to Distributor     to Distributor      The Distributor
                                ----------------     ----------------  -----------------  ----------------------
Government Income Fund              $  7,650                $  0                  0%                  2%
Intermediate Bond Fund *                   0                   0                  0%                  0%


    For the fiscal years ended August 31, 1994 and 1995, DDJ paid aggregate brokerage commissions of $69,650 and $3,740, respectively. Of such amounts, $63,325 and $1,700, respectively, were paid to the Distributor. For the fiscal year ended August 31, 1996 Adjustable Rate Mortgage Securities Fund paid no brokerage commissions. For the fiscal period from September 1, 1996 to September 30, 1996, Adjustable Rate Mortgage Securities Fund paid no brokerage commissions.

    From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. None of the Funds held any such securities at fiscal year end or purchased any such securities during the fiscal year or fiscal period.

OPTION TRADING LIMITS

    The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by options written by the other Funds and other series of the Companies and by other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                        CAPITAL STOCK AND OWNERSHIP OF SHARES

    Each Fund's shares constitute a separate series of the Company's common stock. The assets received by a Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses relating to such series and with a share of the general expenses of the Company. Any general expenses of a Company not readily identifiable as belonging to a particular series shall be allocated among the series based on the relative net assets of the series at the time such expenses were accrued.

    As of February 11, 1997, no shareholder owned of record or was known by the Funds to own beneficially 5% or more of the outstanding shares of any of the
Funds.   The directors and officers of the Company as a group owned less than 1%
of the outstanding shares of each Fund as of such date. For Intermediate Bond Fund, the foregoing ownership information relates to such Fund's Class A shares; there were no Class Y shares of Intermediate Bond Fund outstanding as of such date.

                      NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The method for determining the public offering price of Fund shares is summarized in the prospectus in the text following the headings "How to Purchase Shares--Purchase Price" and "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

    The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On September 30, 1996, the net asset value per share for each Fund (Class A shares of Intermediate Bond Fund) was calculated as follows:

                                GOVERNMENT INCOME FUND

NET ASSETS ($83,828,575)         = Net Asset Value Per Share
-------------------------------
Shares Outstanding (9,495,487)                  ($8.83)

                                INTERMEDIATE BOND FUND

NET ASSETS ($135,837,838)         = Net Asset Value Per Share
-------------------------------
Shares Outstanding (18,104,026)                  ($7.50)

                       ADJUSTABLE RATE MORTGAGE SECURITIES FUND

NET ASSETS ($262,833,368)         = Net Asset Value Per Share
-------------------------------
Shares Outstanding (32,616,678)                  ($8.06)

    There were no Class Y shares of Intermediate Bond Fund outstanding as of such date.

                               PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return" and "yield."

    Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          n
                                    P(1+T)  = ERV

         Where:    P    =    a hypothetical initial payment of $1,000;
                   T    =    average annual total return;
                   n    =    number of years; and
                   ERV  =    ending redeemable value at the end of the period
                             of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the average annual total returns for each Fund (Class A shares of Intermediate Bond Fund) for one year, five years and since inception for the period ending September 30, 1996. There were no Class Y shares of Intermediate Bond Fund outstanding during such periods.

                                            Average Annual Total Returns
                                            ----------------------------
                                       1 Year         5 Years   since Inception
                                       ------         -------   ---------------
Government Income Fund (1)             0.79%          5.25%          6.68%
Intermediate Bond Fund (2)             3.57%          3.97%          6.91%
Adjustable Rate Mortgage
  Securities Fund (3)                  4.97%            N/A          4.17%

------------

(1) Inception date:  3/16/87
(2) Inception date: 7/11/88. The Fund's investment policies were revised on September 13, 1996 to permit investments in a broad range of investment quality debt securities. Prior to that date, the Fund was named Institutional Government Income Portfolio, and was permitted to invest only in U.S. Government Securities and repurchase agreements for such securities. Total return calculations deduct the current maximum sales charge of 2%. The maximum sales charge prior to September 13, 1996 was 1.5%.
(3) Inception date: 1/30/92. Performance for periods prior to September 1, 1995 is that of DDJ, the Fund's predecessor for financial reporting purposes.

    The Distributor has voluntarily limited Rule 12b-1 fees and the Adviser has paid certain expenses of some of the Funds, thereby increasing total return and yield. These fees and expenses may or may not waived or paid in the future in the Adviser's discretion. Absent any voluntary expense payments or fee waivers, the average annual total returns for such Funds (Class A shares of Intermediate Bond Fund) for one year, five years and since inception for the period ending September 30, 1996 would have been.

                                        Average Annual Total Returns
                                        ----------------------------
                                (absent voluntary waivers and reimbursements)
                                  1 Year         5 Years    Since Inception
                                  ------         -------    ---------------
Government Income Fund (1)        0.67%          5.06%          6.44%
Intermediate Bond Fund (2)           (+)         3.95%          6.67%

----------

(1) Inception date:  3/16/87.
(2) Inception date:  7/11/88.
(+) There were no voluntary expense waivers or payments by the Adviser during this period.

    Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  CTR = (ERV-P) 100
                                        -------
                                           P

         Where:    CTR =     Cumulative total return;
                   ERV =     ending redeemable value at the end of the period
                             of a hypothetical $1,000 payment made at the
                             beginning of such period; and
                   P   =     initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the cumulative total returns for each Fund (Class A shares of Intermediate Bond Fund) from inception to September 30, 1996. There were no Class Y shares of Intermediate Bond Fund outstanding during such periods.
                                              Cumulative Total Returns
                               Cumulative   (absent voluntary fee waivers
                             Total Returns   and expense reimbursements)
                             -------------   ---------------------------
Government Income Fund (1)       85.40%                 81.43%
Intermediate Bond Fund (2)       73.31%                 70.11%
Adjustable Rate Mortgage
  Securities Fund (3)            21.03%                 20.88%

(1) Inception date:  3/16/87
(2) Inception date: 7/11/88. The Fund's investment policies were revised on September 13, 1996 to permit investments in a broad range of investment quality debt securities. Prior to that date, the Fund was named Institutional Government Income Portfolio, and was permitted to invest only in U.S. Government Securities and repurchase agreements for such securities. Total return calculations deduct the current maximum sales charge of 2%. The maximum sales charge prior to September 13, 1996 was 1.5%.
(3) Inception date: 1/30/92. Performance for periods prior to September 1, 1995 is that of DDJ, the Fund's predecessor for financial reporting purposes.

    The Funds may issue yield quotations. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                 6
                              YIELD = 2[(a-b + 1) - 1]
                                         ---
                                          cd
         Where:    a =  dividends and interest earned during the period;
                   b =  expenses accrued for the period (net of
                        reimbursements);
                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                   d = the maximum offering price per share on the last day of the period.

    For the 30-day period ended September 30, 1996, Government Income Fund, Intermediate Bond Fund (Class A shares) and Adjustable Rate Mortgage Securities Fund had yields of 6.53%, 6.53% and 5.94%, respectively. (The yield for Intermediate Bond Fund has been restated to reflect the Fund's current 2% maximum sales charge. The maximum sales charge prior to September 13, 1996 was 1.5%.) Absent voluntary expense payments or fee waivers, the 30-day yield as of September 30, 1996 would have been 6.34% and 6.43% for Government Income Fund and the Class A shares of Intermediate Bond Fund, respectively. There were no Class Y shares of Intermediate Bond Fund outstanding during such period.

    In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its benchmark index and to the performance of similar funds as reported by Lipper. Each Fund's benchmark index and comparison group are set forth below.

    Performance information for the Funds also may be compared to other unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL.

    The performance of Intermediate Bond Fund may be compared to the performance of the U.S. Mortgage Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Intermediate Aggregate Index. The performance of Government Fund may be compared to the performance of the U.S. Mortgage Fund Average, as reported by Lipper, and to the performance of the Merrill Lynch 5 -10 Year Treasury Index. The performance of Adjustable Rate Mortgage Securities Fund may be compared to the performance of the Adjustable Rate Mortgage Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Adjustable Rate Mortgage Index, an unmanaged index.

                                  PURCHASE OF SHARES

    For shares of Government Income Fund and Adjustable Rate Mortgage
Securities Fund and the Class A shares of Intermediate Bond Fund, an investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased.
Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                                 REDEMPTION OF SHARES

GENERAL

    Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

    Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal

Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINSTATEMENT PRIVILEGE

    A shareholder who has redeemed shares of a Fund (Class A shares of Intermediate Bond Fund), may reinvest all or part of the redemption proceeds in the shares of any fund managed by the Adviser (the Class A shares of any such fund that offers multiple classes of shares) within 30 days without payment of an additional sales charge. If the shareholder paid a contingent deferred sales charge ("CDSC") in connection with such redemption, the Distributor will refund a proportional amount of such CDSC. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value (without the payment of a front-end sales charge), irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata CDSC that was applicable to the earlier investment; however, the period during which the CDSC shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

    To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more ($1 million or more in the case of Class Y shares of Intermediate Bond Fund). A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares (of the same Class in the case of Intermediate Bond Fund) at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

    A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                       TAXATION

    Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

    The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which a Fund may purchase futures contracts and options. To the extent the Funds engage in short-term trading and enter into futures and options transactions, the likelihood of violating this 30% requirement is increased.

    The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

    If for any taxable year one of the Funds does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

    Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. No amount of such excess, however, will be subject to the excise tax to the extent it is subject to the corporate-level income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

    Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period.
The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

    Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

    Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or of another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

    Certain Funds may make investments that produce income that is not matched by corresponding distributions to such Funds, such as investments in obligations having original issue discount, such as zero coupon securities, or market discount (if a Fund elects to accrue the market discount on a current basis with respect to such instruments). Such income would be treated as income earned by a

Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders.

    For federal income tax purposes, Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund had capital loss carryovers at September 30, 1996 of $16,784,819, $276,491,719 and $146,563,691, respectively.
Adjustable Rate Mortgage Securities Fund is limited in its utilization of capital loss carryovers to $69,945,971 per year. If these loss carryovers are not offset by subsequent capital gains, they will expire September 30, 2002-2004 for Government Fund, September 30, 2003-2004 for Intermediate Bond Fund and September 30, 1997-2004 for Adjustable Rate Mortgage Securities Fund. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains for a Fund until such Fund's available capital loss carryover has been offset or has expired.

    Additionally, distributions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed above.

                                 GENERAL INFORMATION

    Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                                 FINANCIAL STATEMENTS

    The audited financial statements and supplementary schedules for the Funds as of September 30, 1996 (as of August 31, 1996 and September 30, 1996 for Adjustable Rate Mortgage Securities Fund) and have been incorporated by reference into this Statement of Additional Information from the Funds' annual reports to shareholders in reliance on the reports of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                                  PENDING LITIGATION

    Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

    Two additional complaints relating to the Institutional Government Income Portfolio remain pending. These complaints were brought by investors who requested exclusion from the settlement class and are based on claims similar to those asserted in the consolidated Class Action complaint. The first pending complaint was brought on April 11, 1995, and filed in the Minnesota State District Court, Hennepin County. This action was removed to United States District Court, District of Minnesota. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, Piper Funds Inc., Morton Silverman and Worth Bruntjen. A second pending complaint relating to the Institutional Government Income Portfolio was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by some of individual investors who requested exclusion from the settlement class in the IN
RE: PIPER FUNDS INC. action.

    A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the

Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation. On August 23, 1996, the Court granted final approval to the parties' agreement to settle all outstanding cliams of the purported class action. The Effective Date of the Settlement Agreement was September 23, 1996. The Settlement Agreement provides for $14 million in principal payments consisting of $500,000 which was paid upon the Court's preliminary approval, $1.5 million which was paid on the Effective Date of the Settlement Agreement, and payments of $3 million on each anniversary of the Effective Date for the next four years, with accrued interest payments of up to $1.8 million. A number of actions have been commenced in arbitration by individual investors in the American Adjustable Rate Term Trusts.

    A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company.
The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The named plaintiffs and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court, a settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards may submit shareholder proposals to convert these funds to an open-end format. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value.

    Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

    Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William
M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The named plaintiff and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court and a sufficiently large percentage of the putative class members, a settlement agreement consistent with the terms of the agreement-in-principle would provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser on the effective date of the settlement. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.

    The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                      APPENDIX A
                         CORPORATE BOND, PREFERRED STOCK AND
                               COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

    STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

    MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Prime-1 Superior capacity for repayment of short-term promissory obligations

    Prime-2 Strong capacity for repayment of short-term promissory obligations

    Prime-3 Acceptable capacity for repayment of short-term promissory obligations

CORPORATE BOND RATINGS

    STANDARD & POOR'S RATINGS SERVICES.   Standard & Poor's ratings for
corporate bonds have the following definitions:

    Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

    Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    MOODY'S INVESTORS SERVICE, INC. Moody's ratings for corporate bonds include the following:

    Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

    Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PREFERRED STOCK RATING

    STANDARD & POOR'S RATINGS SERVICES. Standard & Poor's ratings for preferred stock have the following definitions:

    An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

    MOODY'S INVESTORS SERVICE, INC. Moody's ratings for preferred stock include the following:

    An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                      APPENDIX B
                 INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

INTEREST RATE FUTURES CONTRACTS

    Government Income Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based upon such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. In addition, futures contracts are traded in the Moody's Investment Grade Corporate Bond Index and the Long Term Corporate Bond Index.

    Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

    The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

    The purpose of the acquisition or sale of a futures contract by the Fund, as the holder of long-term fixed-income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term fixed-income securities. For example, if the Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in the Fund's portfolio will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

    Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against the Fund's anticipated purchases of long-term fixed-income securities, such as bonds, at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS

    The Fund may purchase and sell put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The Fund will pay a premium for purchasing options on interest rate futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on interest rate futures contracts, the Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

    PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. The Fund will purchase put options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

    PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. The Fund will purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on an interest rate futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

    WRITING CALL OPTIONS ON FUTURES CONTRACTS. The Fund will write call options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

    WRITING PUT OPTIONS ON FUTURES CONTRACTS. The Fund will write put options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period. Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.

    Successful use of futures contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

    LIQUIDITY OF FUTURES CONTRACTS. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

    Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

    In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

    RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

    The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into option positions only if the Adviser believes that a liquid secondary market exists for such options, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges. The Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

    To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

    The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an Company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule.
Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Fund will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                              PROSPECTUS DATED FEBRUARY 18, 1997


                               MONEY MARKET FUND
                       U.S. GOVERNMENT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND

                           SERIES OF PIPER FUNDS INC.
                              PIPER JAFFRAY TOWER
                             222 SOUTH NINTH STREET
                       MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)

    MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND both have an investment objective of maximum current income consistent with preservation of capital and maintenance of liquidity. Money Market Fund invests in a variety of high quality money market instruments such as high grade domestic and U.S. dollar denominated foreign commercial paper, repurchase agreements, obligations of domestic and foreign banks (time deposits, certificates of deposit and bankers' acceptances), U.S. Government securities and short-term corporate obligations. U.S. Government Money Market Fund invests only in securities that are issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to such securities.

    TAX-EXEMPT MONEY MARKET FUND has an investment objective of a high level of current income exempt from federal income taxes consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing primarily in high quality tax-exempt securities with short-term maturities, including municipal bonds, municipal notes and municipal commercial paper.

    INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.


    A Statement of Additional Information about the Funds dated February 18, 1997, is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
       THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

                                  INTRODUCTION


    Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds") are mutual funds organized as diversified series of Piper Funds Inc. (the "Company"). The Company is an open-end management investment company, the shares of which are currently offered in twelve series. Each Fund has its own investment objective and policies and is designed to meet different investment needs.


THE INVESTMENT ADVISER

    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio at an annual rate of .50% on net assets up to $500 million. For each Fund the fee is scaled downward as net assets increase in size above $500 million. See
"Management--Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICE


    Shares of U.S. Government Money Market Fund and Tax-Exempt Money Market Fund and Class A shares of Money Market Fund are sold at their net asset value of $1.00 per share with no sales charge. There can be no assurance, however, that the net asset value per share of any Fund will always be maintained at $1.00.



    Money Market Fund also offers Class B shares. Class B shares are available for purchase only in exchange for Class B shares of another mutual fund managed by the Adviser (a "Piper fund"). Class B shares of Money Market Fund are sold at their net asset value without any initial sales charge. However, such shares are subject to a contingent deferred sales charge and they bear higher Rule 12b-1 fees than Class A shares of Money Market Fund. See "Class B Shares."


MINIMAL INVESTMENTS

    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Purchase Shares--Minimum Investments."

EXCHANGES


    You may exchange your shares of U.S. Government Money Market Fund and Tax-Exempt Money Market Fund and your Class A shares of Money Market Fund for shares of any other Piper fund which is eligible for sale in your state of residence, except that such exchanges may not be made into Class B shares of Piper funds offering multiple classes of shares. Exchanges are made on the basis of the net asset values of the funds involved, except that if you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. Class B shares of Money Market Fund may be exchanged only for Class B shares of other Piper Funds that offer such shares. Such exchanges are made on the basis of the net asset values of the funds involved. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. See "Shareholder Services--Exchange Privilege."


REDEMPTION PRICE


    Shares of any Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer less, in the case of the Class B shares of Money Market Fund, any applicable contingent deferred sales charge. The Funds reserve the right, upon 30 days' written notice, to redeem your account if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."


CERTAIN RISK FACTORS TO CONSIDER

    As with other mutual funds, there can be no assurance that any Fund will achieve its objective. As set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods and Risk Factors," an investment in any of the Funds is subject to certain risks and some or all of the Funds may engage in the following investment practices which involve certain special risks: the use of repurchase agreements and the purchase or sale of securities on a "when-issued" or "forward commitment" basis.

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES



                                                              MONEY MARKET FUND
                                                                                  U.S. GOVERNMENT   TAX-EXEMPT
                                                              -----------------    MONEY MARKET        MONEY
                                                              CLASS A   CLASS B        FUND         MARKET FUND
                                                              -------   -------   ---------------   -----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases.................   None      None          None            None
  Maximum Deferred Sales Charge (as a percentage of original
    purchase price or redemption proceeds, as applicable)...   None      4.00%         None            None
ANNUAL FUND OPERATING EXPENSES (as a percentage
  of average net assets)
  Management Fees...........................................    .40%      .40%          .50%            .50%
  Rule 12b-1 Fees (after voluntary limitation)*.............    .20%     1.00%          .20%            .20%
  Other Expenses............................................    .24%      .24%          .20%            .20%
                                                              -------   -------         ---             ---
  Total Fund Operating Expenses (after voluntary
    limitation)*............................................    .84%     1.64%          .90%            .90%


---------

* Without voluntary limitations, Rule 12b-1 Fees would be .30% for the Class A shares of Money Market Fund and for each of U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. Total Fund Operating Expenses would be .94% for the Class A shares of Money Market Fund and 1.00% for each of U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. The Rule 12b-1 Fees for the Class B shares of Money Market Fund have not been voluntarily limited.



EXAMPLE



    At the end of the periods shown, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return:



                                                                       MONEY MARKET FUND
                                                              ------------------------------------
                                                                                 CLASS B*                U.S.       TAX-EXEMPT
                                                                        --------------------------    GOVERNMENT      MONEY
                                                                        REDEMPTION AT       NO       MONEY MARKET     MARKET
                                                              CLASS A   END OF PERIOD   REDEMPTION       FUND          FUND
                                                              -------   -------------   ----------   ------------   ----------
One year....................................................   $  9         $ 57           $ 17          $  9          $  9
Three years.................................................   $ 27         $ 82           $ 52          $ 29          $ 29
Five years..................................................   $ 47         $109           $ 89          $ 50          $ 50
Ten years...................................................   $104         $153           $153          $111          $111


---------

* Assumes that Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.


    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


    The information in the table reflects actual expenses incurred during the fiscal year ended September 30, 1996, except that there were no Class B shares of Money Market Fund outstanding during such fiscal year. The information for the Class B shares is based on actual expenses incurred by the Class A shares of

Money Market Fund during the fiscal year, except that Rule 12b-1 fees have been changed to reflect the higher Rule 12b-1 fees charged to Class B shares. The Distributor voluntarily limited fees payable under each Fund's Rule 12b-1 Plan to .20% of average daily net assets during the fiscal year ended September 30, 1996. The Distributor has agreed to continue limiting Rule 12b-1 fees to .20% of U.S. Government Money Market Fund's and Tax-Exempt Money Market Fund's average daily net assets and .20% of Money Market Fund's average daily net assets attributable to Class A shares during the fiscal year ending September 30, 1997. After fiscal 1997, this limitation may be revised or terminated at any time. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares." The Adviser may or may not assume expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed by it during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.

                              FINANCIAL HIGHLIGHTS


    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Funds. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. No Class B shares of Money Market Fund were outstanding during the indicated periods. The fees of the Class A shares of Money Market Fund may differ from those of the Class B shares. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, the annual reports contain further information about the performance of the Funds.


MONEY MARKET FUND

                                     FISCAL YEAR ENDED SEPTEMBER 30,              PERIOD FROM   PERIOD FROM
                         -------------------------------------------------------  11/1/87 TO    3/16/87* TO
                          1996   1995   1994   1993   1992   1991   1990   1989     9/30/88      10/31/87
                         ------  -----  -----  -----  -----  -----  -----  -----  -----------   -----------
Net asset value,
  beginning of
  period...............  $ 1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00      1.00          1.00
                         ------  -----  -----  -----  -----  -----  -----  -----     -----         -----
Operations:
  Net investment
    income.............    0.05   0.05   0.03   0.02   0.04   0.06   0.08   0.08      0.06          0.04
Distributions from net
  investment income....   (0.05) (0.05) (0.03) (0.02) (0.04) (0.06) (0.08) (0.08)    (0.06)        (0.04)
                         ------  -----  -----  -----  -----  -----  -----  -----     -----         -----
Net asset value, end of
  period...............  $ 1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00      1.00          1.00
                         ------  -----  -----  -----  -----  -----  -----  -----     -----         -----
                         ------  -----  -----  -----  -----  -----  -----  -----     -----         -----
Total return***........    4.79%  5.05%  2.98%  2.45%  3.87%  6.34%  7.88%  8.60%     6.02%         3.70%
Net assets, end of
  period
  (in millions)........  $1,966  1,703  1,185  1,106  1,096  1,242  1,176  1,004       583           215
Ratio of expenses to
  average daily net
  assets(1)............    0.84%  0.92%  0.93%  0.96%  0.90%  0.89%  0.91%  1.00%     1.05%**       0.74%**
Ratio of net investment
  income to average
  daily net
  assets(1)............    4.73%  4.94%  2.90%  2.42%  3.66%  6.06%  7.56%  8.32%     6.45%**       6.29%**

------------

U.S. GOVERNMENT MONEY MARKET FUND

                                    FISCAL YEAR ENDED SEPTEMBER 30,              PERIOD FROM
                        -------------------------------------------------------  7/5/88* TO
                         1996   1995   1994   1993   1992   1991   1990   1989     9/30/88
                        ------  -----  -----  -----  -----  -----  -----  -----  -----------
Net asset value,
  beginning
  of period...........  $ 1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00      1.00
                        ------  -----  -----  -----  -----  -----  -----  -----
Operations:
  Net investment
    income............    0.05   0.05   0.03   0.02   0.04   0.06   0.08   0.08      0.01
Distributions from net
  investment income...   (0.05) (0.05) (0.03) (0.02) (0.04) (0.06) (0.08) (0.08)    (0.01)
                        ------  -----  -----  -----  -----  -----  -----  -----     -----
Net asset value, end
  of period...........  $ 1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00      1.00
                        ------  -----  -----  -----  -----  -----  -----  -----     -----
                        ------  -----  -----  -----  -----  -----  -----  -----     -----
Total return***.......    4.72%  4.99%  2.98%  2.51%  3.78%  6.05%  7.80%  8.37%     1.28%
Net assets, end of
  period
  (in millions).......  $  291    256    185    195    191    199    112     46        17
Ratio of expenses to
  average daily net
  assets(2)...........    0.90%  0.91%  0.92%  0.93%  0.90%  0.88%  0.91%  0.90%     0.90%**
Ratio of net
  investment income to
  average daily net
  assets(2)...........    4.62%  4.90%  2.88%  2.41%  3.58%  5.84%  7.35%  8.17%     7.16%**

------------
See Notes to Financial Highlights

TAX-EXEMPT MONEY MARKET FUND

                                    FISCAL YEAR ENDED SEPTEMBER 30,              PERIOD FROM
                        -------------------------------------------------------  7/5/88* TO
                         1996   1995   1994   1993   1992   1991   1990   1989     9/30/88
                        ------  -----  -----  -----  -----  -----  -----  -----  -----------
Net asset value,
  beginning
  of period...........  $ 1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00      1.00
                        ------  -----  -----  -----  -----  -----  -----  -----     -----
Operations:
  Net investment
    income............    0.03   0.03   0.02   0.02   0.03   0.04   0.05   0.06      0.01
Distributions from net
  investment
  income(3)...........   (0.03) (0.03) (0.02) (0.02) (0.03) (0.04) (0.05) (0.06)    (0.01)
                        ------  -----  -----  -----  -----  -----  -----  -----     -----
Net asset value, end
  of period...........  $ 1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00      1.00
                        ------  -----  -----  -----  -----  -----  -----  -----     -----
                        ------  -----  -----  -----  -----  -----  -----  -----     -----
Total return***.......    2.80%  3.02%  1.82%  1.87%  3.07%  4.54%  5.41%  5.76%     1.21%

Net assets, end of
  period
  (in millions).......  $  210    206    178    169    158    134    116     84        36
Ratio of expenses to
  average daily net
  assets (4)..........    0.90%  0.91%  0.90%  0.92%  0.88%  0.87%  0.89%  0.90%     0.90%**
Ratio of net
  investment income to
  average daily net
  assets (4)..........    2.76%  2.97%  1.80%  1.83%  2.91%  4.37%  5.34%  5.63%     4.99%**

------------
NOTES TO FINANCIAL HIGHLIGHTS

  * Commencement of operations.

 ** Adjusted to an annual basis.

*** Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

 (1)During the periods reflected above, Money Market Fund's distribution fee was voluntarily limited by the Distributor. In addition, other various fees and expenses were voluntarily waived or absorbed by the Adviser during fiscal 1987. Had the maximum distribution fee been in effect and the fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 0.94%/4.63% in fiscal 1996, 1.02%/4.84% in fiscal 1995, 1.03%/2.80% in fiscal 1994, 1.06%/2.32% in fiscal 1993, 1.00%/3.56% in fiscal 1992, 0.98%/5.97% in fiscal 1991,
    1.00%/7.47% in fiscal 1990, 1.10%/8.22% in fiscal 1989, 1.10%/6.40% in fiscal 1988 and 1.35%/5.68% in fiscal 1987.

 (2)During the periods reflected above, U.S. Government Money Market Fund's distribution fee was voluntarily limited by the Distributor. Prior to fiscal year 1991, other various fees and expenses were voluntarily waived or absorbed by the Adviser. Had the maximum distribution fee been in effect and the fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 1.00%/4.52% in fiscal 1996, 1.01%/4.80% in fiscal 1995, 1.02%/2.78% in fiscal 1994,
    1.03%/2.31% in fiscal 1993, 1.00%/3.48% in fiscal 1992, 0.97%/5.75% in fiscal 1991, 1.05%/7.21% in fiscal 1990, 1.29%/7.78% in fiscal 1989 and
    2.08%/5.98% in fiscal 1988.

 (3)Tax-Exempt Money Market Fund distributions from net investment income that are taxable for federal and state income tax purposes were $0.000, $0.0001, $0.0000, $0.0000, $0.0001, $0.0002, $0.0003, $0.0010 and $0.0030 per share for the years ended September 30, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989, and for the period ended September 30, 1988, respectively.

 (4)During the periods reflected above, Tax-Exempt Money Market Fund's distribution fee was voluntarily limited by the Distributor. Prior to fiscal year 1990, other various fees and expenses were voluntarily waived or absorbed by the Adviser. Had the maximum distribution fee been in effect and the fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 1.00%/2.66% in fiscal 1996, 1.01%/2.87% in fiscal 1995, 1.00%/1.70% in fiscal 1994,
    1.02%/1.73% in fiscal 1993, 0.98%/2.81% in fiscal 1992, 0.96%/4.28% in fiscal 1991, 0.98%/5.25% in fiscal 1990, 1.04%/5.49% in fiscal 1989 and
    1.44%/4.45% in fiscal 1988.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

    RULE 2A-7. Each Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions. Rule 2a-7 requires that each of the Funds invest exclusively in securities that mature within 397 days and that each maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Funds be limited to United States dollar-denominated investments that: (1) present "minimal credit risks," and (2) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, (a) securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poors Ratings Services or P-1 or P-2 by Moody's Investors Service, Inc., (b) securities that at the time of issuance were long-term securities but that have remaining maturities of 397 calendar days or less, provided the issuer has comparable outstanding short-term debt rated in one of the two highest categories, and (c) unrated securities of comparable quality. See Appendix A to the Statement of Additional Information for an explanation of the ratings issued by NRSROs. It is the responsibility of the Adviser to determine that the Funds' investments present only "minimal credit risks" and are Eligible Securities, pursuant to the oversight of, and written guidelines and procedures established by, the Company's Board of Directors.

    Under Rule 2a-7, 95% of the assets of non-tax-exempt money funds (such as Money Market Fund and U.S. Government Money Market Fund) must be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1). In addition, a non-tax-exempt money fund (1) may not invest (with certain limited exceptions) more than 5% of its total assets in securities of a single issuer, other than U.S. Government securities and (2) may not invest more than the greater of 1% of the fund's total assets or $1,000,000 in Second Tier Securities of a single issuer. These requirements do not apply to tax-exempt money funds such as Tax-Exempt Money Market Fund.

MONEY MARKET FUND

    INVESTMENT OBJECTIVE. Money Market Fund has an investment objective of maximum current income consistent with preservation of capital and maintenance of liquidity.

    INVESTMENT POLICIES AND TECHNIQUES. Money Market Fund may invest in any combination of the money market securities described below, and it may invest in repurchase agreements with respect to such securities. See "Special Investment Methods and Risk Factors--Repurchase Agreements."

    U.S. GOVERNMENT SECURITIES--These obligations are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. U.S. Government securities are more fully described below. See "Investment Objectives and Policies--U.S. Government Money Market Fund."

    FOREIGN GOVERNMENT OBLIGATIONS--Money Market Fund may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of Money Market Fund's assets invested in securities issued by foreign governments will vary depending upon the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries.

    COMMERCIAL PAPER--Investments in commercial paper are limited to direct obligations issued by domestic and foreign entities which, at the time of their purchase, are Eligible Securities. Commercial paper in which Money Market Fund invests includes variable amount master demand notes, which are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Money Market Fund may also invest in asset-backed commercial paper. This type of commercial paper is issued by an entity which does not have a corporate purpose other than that of financing a specific asset or pool of assets with some common characteristics. Assets include, for example, loans or retail and trade receivables. Although payment of principal and interest on asset-backed securities is generally dependent upon the cash flows generated by the assets backing the securities, the asset-backed commercial paper purchased by Money Market Fund will generally contain elements of credit support.

    BANK OBLIGATIONS--Money Market Fund will invest in certificates of deposit, bank notes, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. See "Risks of Investing in Foreign Securities," below. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. The Fund will not invest more than 10% of its net assets in time deposits and other illiquid securities. See "Special Investment Methods--Illiquid Securities." Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Certificates of deposit, bank notes, time deposits and bankers' acceptances issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks and foreign branches of foreign banks will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

    PARTICIPATION INTERESTS--Money Market Fund may purchase from banks and securities dealers participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of one year or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and in other illiquid securities. See "Special Investment Methods--Illiquid Securities."

    CORPORATE DEBT--Money Market Fund may invest in non-convertible corporate debt securities of domestic and foreign entities (for example, bonds and debentures) with no more than 397 calendar days remaining to maturity, provided such obligations are Eligible Securities. Corporate debt securities with a remaining maturity of 397 calendar days or less tend to be liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

    RISKS OF INVESTING IN FOREIGN SECURITIES--Money Market Fund's portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. As a result, the Fund will be subject to additional investment risks with respect to such securities. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulation than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Additional risks include possible adverse political and economic developments, and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer.

U.S. GOVERNMENT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. U.S. Government Money Market Fund has an investment objective of maximum current income consistent with preservation of capital and maintenance of liquidity.

    INVESTMENT POLICIES AND TECHNIQUES. U.S. Government Money Market Fund may invest in U.S. Government securities, as described below, and it may invest in repurchase agreements with respect to such securities. See "Special Investment Methods and Risk Factors--Repurchase Agreements."

    U.S. GOVERNMENT SECURITIES--U.S. Government securities are obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities, such as the Student Loan Marketing Association, are backed by the credit of the agency or instrumentality issuing the obligations.

TAX-EXEMPT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. Tax-Exempt Money Market Fund's investment objective is to obtain a high level of current income exempt from federal income taxes, consistent with the preservation of capital and the maintenance of liquidity.

    INVESTMENT POLICIES AND TECHNIQUES. Tax-Exempt Money Market Fund pursues its investment objective by investing at least 80% of its total assets, under normal circumstances, in high quality Tax-Exempt Securities (as defined below), the income from which is not includable in federal gross income and is not an item of tax preference for purposes of the federal alternative minimum tax. (Income from Tax-Exempt Securities is, however, includable in the adjusted current earnings of corporations for purposes of determining their alternative minimum taxable income.) All Tax-Exempt Securities in which the Fund invests will be, at the time of purchase, Eligible Securities, as discussed above.

    The balance of the Fund's total assets in an amount, under normal circumstances, not to exceed 20% of the value of the Fund's total assets, may be invested in any combination of the taxable money market securities set forth above under "Money Market Fund--Investment Policies and Techniques" (subject to the Fund's limitation on investments in foreign securities set forth below under "Investment Restrictions") and in Tax-Exempt Securities the income on which is an item of tax preference for purposes of the federal alternative minimum tax. The circumstances in which the Fund will invest in taxable securities include, but are not limited to, (a) pending investment of proceeds of the sale of Fund shares or of Fund securities, (b) pending settlement of purchase of Fund securities, and (c) maintaining liquidity to satisfy anticipated redemption requests.

    For defensive purposes, the Fund may temporarily invest more than 20% of the value of its total assets in taxable money market securities and Tax-Exempt Securities the income on which is an item of tax preference for purposes of the federal alternative minimum tax when, in the opinion of the Adviser, it is advisable to do so in light of prevailing market and economic conditions for purposes of preserving liquidity or capital.

    Tax-Exempt Money Market Fund may invest in repurchase agreements with respect to the securities in which the Fund may invest, may purchase and sell securities on a when-issued or forward commitment basis and may purchase Tax-Exempt Securities which provide for the right to resell them at an agreed upon price or yield within a specified period of time prior to the maturity date of such obligations. See "Special Investment Methods and Risk Factors."

    TAX-EXEMPT SECURITIES--Tax-Exempt Securities include obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel, is not includable in federal gross income. Tax-Exempt Securities are issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as bridges, docks and wharves, highways, hospitals, housing, jails, mass transportation, parks, public buildings, recreational facilities, school facilities, streets, and water and sewer systems. Other public purposes for which Tax-Exempt Securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or federal or state grants or aids, the payment of judgments, community redevelopment, district heating or cooling facilities, the purchase of street maintenance and firefighting equipment, and any authorized corporate purpose of the issuer. In addition, certain types of industrial development or private activity bonds have been or may be issued by or on behalf of public corporations to finance privately owned and/or operated housing facilities, hospitals, nursing homes, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Tax-Exempt Securities if the interest payable thereon, in the opinion of bond counsel, is not includable in federal gross income. Other types of industrial development or private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately owned and/or operated industrial, commercial or office facilities, may constitute Tax-Exempt Securities, although current federal income tax laws place substantial limitations on the size and volume of such issues.

    The two principal classifications of Tax-Exempt Securities are general obligation securities and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer which are secured by its taxing power without limitation as to rate or amount and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities, from a specific limited tax or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development or private activity bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, which are pledged to their payment. The credit quality of industrial development or private activity bonds is usually directly related to the credit standing of the owner and/or user of the facilities financed (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).

    Tax-Exempt Securities include municipal bonds, notes and commercial paper. Municipal bonds are debt obligations issued to obtain funds for various public purposes which have maturities at the time of issuance generally ranging from one to twenty years or more. Municipal notes are short-term obligations, generally with maturities ranging from six months to three years. Municipal notes include grant anticipation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Municipal commercial paper refers to short-term obligations with maturities of 365 days or less issued by state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

    Tax-Exempt Money Market Fund does not intend to invest more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. In addition, the Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry, provided that bonds that have been refunded with escrowed U.S. Government securities will not be subject to this limitation. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of municipal securities for investment by the Fund and the value of the Fund's portfolio. In such event, the Fund may discontinue the issuance of shares to new investors and it may reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the approval of its shareholders.

                  SPECIAL INVESTMENT METHODS AND RISK FACTORS

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to the securities in which it may invest. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities. See "--Illiquid Securities" below. Interest earned by a Fund from repurchase agreements with respect to Tax-Exempt Securities will not be treated for federal income tax purposes as tax-exempt interest. For additional information concerning repurchase agreements, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

BORROWING

    Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any money market instruments. If, for any reason, the current value of any Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, such Fund will, within three days, reduce its indebtedness to the extent necessary. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. None of the Funds will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. The Funds may mortgage, pledge or hypothecate their assets in an amount not exceeding 10%, with respect to Money Market Fund and U.S. Government Money Market Fund, or 20% with respect to Tax-Exempt Money Market Fund, of the value of their total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

    The Funds also may borrow through reverse repurchase agreements with banks and securities dealers. However, the Funds have not entered into reverse repurchase agreements during the past fiscal year and have no current intention of entering into such agreements in the future. See "Investment Objectives and Policies--Reverse Repurchase Agreements" in the Statement of Additional Information.

WHEN-ISSUED SECURITIES

    Tax-Exempt Money Market Fund may purchase and sell Tax-Exempt Securities on a when-issued or forward commitment basis. When-issued and forward commitment transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or forward commitment basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to the settlement of the transaction and at the time of delivery the market value may be less than cost. Although the Fund will only make commitments to purchase such obligations with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date. If the Fund sells a when-issued or forward commitment security before the settlement date, any gain or loss would not be exempt from federal income tax. For purposes of Tax-Exempt Money Market Fund's investment policies, the purchase of securities with a settlement date occurring on the Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

PUTS

    Tax-Exempt Money Market Fund may purchase Tax-Exempt Securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. The Fund may pay a higher price for a Tax-Exempt Security with a put than would be paid for the same security without a put. The primary purpose of purchasing Tax-Exempt Securities with puts is to permit the Fund to be as fully invested as practicable in Tax-Exempt Securities while at the same time providing the Fund with appropriate liquidity. For additional information concerning puts, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

VARIABLE AND FLOATING RATE OBLIGATIONS

    Certain of the obligations in which the Funds may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. Variable or floating rate instruments with a demand feature enable the Funds to purchase instruments with a stated maturity in excess of 397 calendar days. The Funds determine the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission rules which allow the Funds to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

ILLIQUID SECURITIES

    Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. This investment restriction is nonfundamental, which means that it may be changed without shareholder approval. However, the Securities and Exchange Commission currently limits a money market fund's investments in illiquid securities to 10% of net assets.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid or restricted securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds are not subject to any limitation on their ability to invest in securities simply because such securities are restricted. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance upon the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act. Money Market Fund currently invests a significant portion of its assets in this type of commercial paper.

INVESTMENT RESTRICTIONS


    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, no Fund will invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto, to Tax-Exempt Securities, or to obligations of United States banks, domestic branches thereof and United States branches of foreign banks subject to United States regulation. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered separate industries.) In addition, as a nonfundamental investment restriction which may be changed at any time without shareholder approval, Tax-Exempt Money Market Fund may not invest more than 5% of the value of its total assets in foreign securities. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.


    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods and Risk Factors" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.


    In addition to acting as the investment adviser for the other series of the Company, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of January 31, 1997, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

    The Adviser furnishes each of the Funds with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                                        ANNUAL
                                                     ADVISORY FEE
                                                    AS PERCENTAGE
                                                          OF
                                                     AVERAGE NET
AVERAGE NET ASSET VALUES OF THE FUND                    ASSETS
--------------------------------------------------  --------------
On the first $500,000,000.........................       .50%
On the next $250,000,000..........................       .425%
On the next $250,000,000..........................       .375%
On the next $500,000,000..........................       .35%
On the next $500,000,000..........................       .325%
On the next $500,000,000..........................       .30%
On average assets of over $2,500,000,000..........       .275%

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements the Distributor and Piper Trust Company provide certain transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Portfolio transactions for the Funds are generally effected on a net basis without payment of brokerage commissions. The Adviser may consider a number of factors in determining which brokers to use for the Funds' portfolio transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, favorableness of the net price and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds will generally be with the issuer or with dealers acting on a principal basis. In the event, however, that any portfolio transactions are executed on an agency basis, these transactions may be effected through the Distributor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES


    Piper Jaffray acts as the principal distributor of the Funds' shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid Rule 12b-1 fees for servicing each Fund's shareholder accounts and for providing distribution-related services to each Fund. For U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, these fees are calculated daily and paid quarterly at an annual rate equal to .30% of the Fund's average daily net assets. For Money Market Fund, the fee is calculated daily and paid quarterly at an annual rate equal to .30% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares. The Distributor has voluntarily agreed to limit U.S. Government Money Market Fund's and Tax-Exempt Money Market Fund's Rule 12b-1 fees, and Money Market Fund's Rule 12b-1 fee payable with respect to its Class A shares, to .20% of average daily net assets. This limitation may be revised or terminated at any time after fiscal 1997 year end. The Distributor does not intend to limit Rule 12b-1 fees payable with respect to Money Market Fund's Class B shares.



    Rule 12b-1 fees paid by each Fund are categorized as either "distribution fees" or "servicing fees." Distribution fees are intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares, and servicing fees are intended to compensate the Distributor for ongoing servicing and/ or maintenance of shareholder accounts. The .30% Rule 12b-1 fee paid by U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, and by Money Market Fund with respect to its Class A shares, is comprised of (a) a servicing fee equal to .25% of average daily net assets and (b) a distribution fee equal to .05% of average daily net assets. The 1.00% Rule 12b-1 fee paid by Money Market Fund with respect to its Class B shares is comprised of
(a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class B shares and (b) a distribution fee equal to .75% of the Fund's average daily net assets attributable to Class B shares.



    Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares--Purchase Price." Further information regarding the Plan is contained in the Statement of Additional Information.


    The Distributor uses all or a portion of its servicing fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .20% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .20% of the average daily net assets of the Fund attributable to shares sold by the Investment Executive.

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                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

    You may purchase shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer. Each Fund's net asset value is normally expected to be $1.00 per share. For more information on how the value of Fund shares is determined, see "Valuation of Shares."


    Money Market Fund offers both Class A and Class B shares. U.S. Government Money Market and Tax-Exempt Money Market Fund do not offer different classes of shares. The shares of U.S. Government Money Market Fund and Tax-Exempt Money Market Fund and the Class A shares of Money Market Fund are offered at net asset value with no initial or contingent deferred sales charge. Such shares are subject to Rule 12b-1 fees equal, on an annual basis, to .30% of a Fund's average daily net assets attributable to such shares.



    The Class B shares of Money Market Fund are offered at net asset value with no initial sales charge. However, they are subject to a contingent deferred sales charge of up to 4% and bear Rule 12b-1 fees equal, on an annual basis, to 1.00% of Money Market Fund's average daily net assets attributable to Class B shares. Money Market Fund's Class B shares are available for purchase only in exchange for Class B shares of another Piper fund. See "Class B Shares" below.



    The Distributor and other broker dealers who sell Fund shares receive compensation from different sources. A portion of this compensation is typically passed along to your Piper Jaffray Investment Executive or other sales representative. Compensation will differ for selling Class A and Class B shares. The Distributor receives the Rule 12b-1 fees that are paid out of each Fund's assets. As discussed above, the Rule 12b-1 fee rates vary by class. See "Distribution of Fund Shares." The Distributor pays a portion of these fees to broker-dealers who sell Fund shares. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.


MINIMUM INVESTMENTS

    A minimum initial investment of $250 is required for each Fund. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum. This minimum does not apply to the Cash Management Program described below.

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                         SHAREHOLDER GUIDE TO INVESTING


                                 CLASS B SHARES



GENERAL



    Class B shares are offered by Money Market Fund and are available for purchase only in exchange for Class B shares of another Piper fund (the "Exchange Shares"). Class B shares are sold at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") if they are redeemed during the calendar year in which the Exchange Shares were purchased, or during any of the next five full calendar years.



CONTINGENT DEFERRED SALES CHARGE



    The exchange from Class B shares of another Piper fund into Class B shares of Money Market Fund will not be subject to a CDSC. However, when you redeem your Class B Money Market Fund shares acquired through the exchange, you will be assessed a CDSC that will be based upon the date you acquired your Exchange Shares, according to the following schedule:



IF REDEEMED DURING THE                                                                     CDSC
--------------------------------------------------------------------------------------  -----------
Calendar year of the purchase.........................................................          4%
First calendar year after purchase....................................................          4%
Second calendar year after purchase...................................................          3%
Third calendar year after purchase....................................................          2%
Fourth calendar year after purchase...................................................          2%
Fifth calendar year after purchase....................................................          1%



    It is important to note that your CDSC is based upon the calendar years in which the purchase of Exchange Shares and the redemption of Class B Money Market Fund shares occur, rather than the number of years since you purchased your Exchange Shares. For example, if you buy Exchange Shares on December 31, 1997, exchange them for Class B Money Market Fund shares and then redeem the Class B Money Market Fund shares on January 2, 1999, a 3% CDSC will apply, even though you purchased the Exchange Shares just over one year ago.



    The CDSC is based upon the lesser of the net asset value of the Exchange Shares at the time of purchase or the net asset value of the Class B Money Market Fund shares at the time of redemption. There is no CDSC on shares acquired through reinvestment of dividends or capital gains distributions. To keep your CDSC as low as possible, Class B shares that are not subject to any CDSC will be redeemed first, and other Class B shares will then be redeemed in the order purchased, starting with the shares that you have held the longest.



    If you exchange your Class B Money Market Fund shares for Class B shares of another Piper fund and later redeem the "new" Class B shares, the date you purchased the original Exchange Shares will be used for determining your CDSC. (This date will also be used for purposes of determining when your new Class B shares convert to Class A shares. See "Conversion Feature.")



WAIVER OF CONTINGENT DEFERRED SALES CHARGE



    The CDSC on Class B shares will be waived in the event of:



    -The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

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                         SHAREHOLDER GUIDE TO INVESTING


    -Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.



    -A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.



    -Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.



CONVERSION FEATURE



    Your Class B shares (except for shares purchased through the reinvestment of distributions) will automatically convert to Class A shares on January 1 of the sixth calendar year following the year in which you purchased the Exchange Shares. This conversion will be made on the basis of the relative net asset values of the two classes. Whenever any of these Class B shares convert to Class A shares, a proportionate number of your Class B shares purchased through the reinvestment of distributions will also convert.


                            CASH MANAGEMENT PROGRAM


    You may purchase shares of the Funds (other than Class B shares of Money Market Fund) through your Piper Automatic Transfer (PAT) account or PAT Plus account. Each of these accounts is a conventional securities account that may be used to buy and sell securities, paying all customary transactional fees incurred in the use of a securities account. Available cash in such an account is automatically invested in shares of the Fund you specify. Shares of the Fund are redeemed automatically at their net asset value as cash is needed to pay debits in your account. Operational details of the account are covered by your PAT account or PAT Plus agreement, not this Prospectus. Other broker-dealers may offer similar programs in the future. These programs will be governed and explained by that brokerage firm's account agreements, brochures or other documents.


                              HOW TO REDEEM SHARES

NORMAL REDEMPTION


    You may redeem all or a portion of your shares on any day that a Fund values its shares (Please refer to "Valuation of Shares" below for more information). Your shares will be redeemed at the net asset value next calculated after receipt of your instructions by your Piper Jaffray Investment Executive or other broker-dealer in good form as explained below, less any applicable CDSC in the case of Money Market Fund Class B shares. Each Fund's net asset value is normally expected to be $1.00 per share.



    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.



    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, the class of shares in the case of Money Market Fund, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to the Statement of Additional Information for more details.


PAYMENT OF REDEMPTION PROCEEDS


    After your shares have been redeemed, proceeds will normally be paid on the next business day. In no event will payment be made more than seven days after receipt of your order in good form, except that

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                         SHAREHOLDER GUIDE TO INVESTING
payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such check has cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION

    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM


    You may arrange to make additional automated purchases of shares of the Funds (other than the Class B shares of Money Market Fund) or certain other Piper funds. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.


EXCHANGE PRIVILEGE


    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another Piper fund, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.



    You may exchange your shares of U.S. Government Money Market Fund and Tax-Exempt Money Market Fund and your Class A shares of Money Market Fund for shares of any other Piper fund. These shares may not be exchanged, however, for Class B shares of a Piper fund that offers multiple classes of shares. Exchanges between the money market funds covered by this Prospectus are made at net asset value. Exchanges into another fund which imposes a front-end sales charge will generally require payment of the sales charge, except in some cases where you originally purchased shares subject to a sales charge, and then exchanged into a money market fund. In all cases, if the exchange purchase would generate a higher front-end sales charge than the original purchase, you will be required to pay a sales charge equal to the difference. If you exchange less than all of your shares of a fund, shares which may be exchanged at net asset value without payment of any sales charge will considered to be exchanged first.



    You may exchange your Class B shares of Money Market Fund only for Class B shares of another Piper fund. Exchanges will be made on the basis of the net asset values of the funds involved.



    All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

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                         SHAREHOLDER GUIDE TO INVESTING

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.

ACCOUNT PROTECTION


    If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC") whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.



    In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Funds held in a Piper Jaffray PRIME or PAT Plus account are protected up to $49.5 million beyond the coverage provided by SIPC for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC for total account protection of $25 million. This protection does NOT cover any declines in the net asset value of Fund shares.


CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares such as a purchase, redemption or dividend reinvestment, it will be reported to you on your next regular account statement. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help reduce Fund expenses, it will also help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

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                         SHAREHOLDER GUIDE TO INVESTING

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of each Fund will be declared as dividends daily and will be reinvested in additional shares of the Fund monthly. Net investment income for Saturdays, Sundays and other days on which the New York Stock Exchange (the "Exchange") is closed will be declared as dividends on the prior business day. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. Net realized capital gains of each Fund, if any, will be declared and reinvested in additional Fund shares at least annually.


    Dividends paid by Money Market Fund with respect to Class A and Class B shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, prior to the deduction of expenses. The Rule 12b-1 fees attributable to a class of shares will be borne exclusively by that class. In addition, to the extent they can reasonably be identified as relating to a particular class, transfer agent fees will be allocated to that class. Class B shareholders generally will receive lower per share dividends than Class A shareholders because of the higher expenses applicable to Class B shares.

                              VALUATION OF SHARES

    The Funds compute their net asset value (or price per share) on each day the Exchange is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m., New York time) after the Funds have declared any applicable dividends.

    It is the policy of each Fund to attempt to maintain a net asset value of $1.00 per share. The securities held by the Funds are valued on the basis of amortized cost, in accordance with the Funds' election to operate under the provisions of Rule 2a-7 under the 1940 Act. The amortized cost method of valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    Under the direction of the Board of Directors, procedures have been adopted to monitor and stabilize each Fund's price per share. Calculations are made to compare the value of each Fund's portfolio valued at amortized cost with market values. In the event that a deviation of one-half of 1% or more exists between the $1.00 per share net asset value for a Fund and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. See "Net Asset Value and Public Offering Price" in the Statement of Additional Information.

                                   TAX STATUS

TAXES

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and each intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

    The following discussions relate to federal income taxation as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in any of the Funds, you should consult your tax adviser regarding the consequences of your local and state tax laws.

    MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND. Distributions by Money Market Fund and U.S. Government Money Market Fund are generally taxable to shareholders as ordinary income.

    Interest income from direct investment by noncorporate taxpayers in United States Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states attempt to tax mutual fund dividends attributable to such income. This treatment has been challenged in a number of lawsuits. Shareholders are encouraged to consult their tax advisers concerning this matter.

    TAX-EXEMPT MONEY MARKET FUND. Tax-Exempt Money Market Fund intends to take all actions required under the Code to ensure that it may pay "exempt-interest dividends." If the Fund meets these requirements, distributions of net interest income from tax-exempt obligations that are designated by the

Fund as exempt-interest dividends will be excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income will be taxable to shareholders as ordinary income.

    Exempt-interest dividends attributable to interest income on certain tax exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts. Tax-Exempt Money Market Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax preference. See "Taxation" in the Statement of Additional Information.

    Some states may exclude from taxable income the portion of the dividends paid by Tax-Exempt Money Market Fund that is attributable to interest on the obligations of the state or its political subdivisions. In the case of shareholders subject to Minnesota income tax, no portion of the dividends paid by Tax-Exempt Money Market Fund will be exempt from their Minnesota taxable income. The Fund will provide to shareholders annually information showing the portion of the dividends they receive that is attributable to interest on the obligations of each state.

                            PERFORMANCE COMPARISONS


    Advertisements and other sales literature may refer to the Funds' "yield," "effective yield," "average annual total return" and "cumulative total return." Yield and total return will be computed separately for each class of shares of Money Market Fund. In addition, Tax-Exempt Money Market Fund may advertise its "tax equivalent yield." All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance.


    The yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    Tax equivalent yield quotations will be calculated by applying the stated income tax rate only to that portion of Tax-Exempt Money Market Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (e.g., 1-28% = 72%) and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of the Fund's yield, if any, that is not tax-exempt.


    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, all dividends are assumed to be reinvested and, with respect to the Class B shares of Money Market Fund, the contingent deferred sales charge is deducted from the hypothetical investment.


    For additional information regarding comparative performance information and the calculation of yield, effective yield, total return, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION


    The Company was organized under the laws of the State of Minnesota and currently offers its shares in twelve series. The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any other series of the Company or any series created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.



    All shares of the Funds, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.



    All shares of U.S. Government Money Market Fund and Tax-Exempt Money Market Fund have equal voting rights. The two classes of shares of Money Market Fund have the same rights and are identical in all respects except that (a) expenses related to the distribution of each class of shares are borne solely by such class; (b) to the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class;
(c) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders will have the right to vote on any distribution fees imposed on Class A shares as long as Class B shares convert into Class A shares); (d) only Class B shares carry a conversion feature; and (e) each class has different exchange privileges.



    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class rate separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.


    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds.


    A number of complaints have been brought in federal and state court relating to the Institutional Government Income Portfolio ("PJIGX") series of the Company (such series has been renamed Intermediate Bond Fund). A consolidated class action lawsuit was settled in February 1996. Two complaints remain pending. The first complaint was brought on April 11, 1995 by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. The action was filed in the Minnesota State District Court,

Hennepin County, and removed to United States District Court, District of Minnesota. Defendants are the Company, the Distributor and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. The second complaint was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County, by Beverly Muth against the Distributor and an affiliated individual. In addition, a number of actions have been commenced in arbitration relating to PJIGX.



    Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as subadviser. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. See "Pending Litigation" in the Statement of Additional Information.



    The Adviser and the Distributor do not believe that any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Funds.


                         TAX-EXEMPT VS. TAXABLE INCOME

    The table below shows the approximate yields that taxable securities must earn to equal tax-exempt yields under selected 1996 federal income tax brackets.

                                       EQUIVALENT TAXABLE YIELD
              --------------------------------------------------------------------------
  TAX-FREE           28%                31%                36%               39.6%
   YIELD       FEDERAL BRACKET    FEDERAL BRACKET    FEDERAL BRACKET    FEDERAL BRACKET
------------  -----------------  -----------------  -----------------  -----------------
      2.00%           2.78%              2.90%              3.13%              3.31%
      2.50            3.47               3.62               3.91               4.14
      3.00            4.17               4.35               4.69               4.97
      3.50            4.86               5.07               5.47               5.79
      4.00            5.56               5.80               6.25               6.62
      4.50            6.25               6.52               7.03               7.45
      5.00            6.94               7.25               7.81               8.28
      5.50            7.64               7.97               8.59               9.11
      6.00            8.33               8.70               9.38               9.93

    This table does not take into consideration any federal alternative minimum tax. In addition, the table is based upon yields that are derived solely from tax-exempt income. To the extent a Fund's advertised yield is derived from taxable income, the Fund's equivalent taxable yield will be less than set forth in the table. The tax-free yields used in this table should not be considered as representations of any particular rates of return and are for purposes of illustration only. The table is based on federal tax rates in effect for individuals in 1996 and currently scheduled to be in effect for individuals in 1997. To the extent that these rates are increased in 1997 or subsequent years, the equivalent taxable yields shown above will also increase.

    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

Table of Contents


                                          PAGE
Introduction.........................           2
Fund Expenses........................           4
Financial Highlights.................           6
Investment Objectives and Policies...           8
Special Investment Methods and
 Risk Factors........................          13
Management...........................          15
Distribution of Fund Shares..........          17
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares.............          18
  Class B Shares.....................          19
  Cash Management Program............          20
  How To Redeem Shares...............          20
  Shareholder Services...............          21
  Dividends and Distributions........          23
Valuation of Shares..................          24
Tax Status...........................          24
Performance Comparisons..............          25
General Information..................          26
Tax-Exempt vs. Taxable Income........          27


-------------------------------------------
  Prospectus

       [LOGO]

  --------------------------

  Cash Management Funds

   Money Market Fund

   U.S. Government Money
   Market Fund

   Tax-Exempt Money Market Fund


   February 18, 1997


   ---------------------------------


      30600 021-97

                                        PART B


                                  MONEY MARKET FUND
                          U.S. GOVERNMENT MONEY MARKET FUND
                             TAX-EXEMPT MONEY MARKET FUND

                              Series of Piper Funds Inc.


                         STATEMENT OF ADDITIONAL INFORMATION

                                  February 18, 1997


                                  Table of Contents
                                                                           Page
                                                                           ----
Investment Policies and Restrictions. . . . . . . . . . . . . . . . .       2
Directors and Executive Officers. . . . . . . . . . . . . . . . . . .       6
Investment Advisory and Other Services. . . . . . . . . . . . . . . .      10
Portfolio Transactions and Allocation of Brokerage. . . . . . . . . .      16
Capital Stock and Ownership of Shares . . . . . . . . . . . . . . . .      18
Net Asset Value and Public Offering Price . . . . . . . . . . . . . .      18
Performance Comparisons . . . . . . . . . . . . . . . . . . . . . . .      20
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . .      23
Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      24
General Information . . . . . . . . . . . . . . . . . . . . . . . . .      25
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .      26
Pending Litigation. . . . . . . . . . . . . . . . . . . . . . . . . .      26
Appendix A - Ratings. . . . . . . . . . . . . . . . . . . . . . . . .     A-1

    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated February 18, 1997, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

                         INVESTMENT POLICIES AND RESTRICTIONS

    The shares of Piper Funds Inc. (the "Company") are currently offered in 12 series. This Statement of Additional Information relates to three of those series, Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). The investment objectives and policies of the Funds are set forth in the Prospectus. Certain additional investment information is set forth below.

REPURCHASE AGREEMENTS

    Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

    U.S. Government Money Market Fund will enter into repurchase agreements and reverse repurchase agreements (see "--Reverse Repurchase Agreements" below) only with the primary reporting dealers that report to the Federal Reserve Bank of New York and with banks that are among the 100 largest United States commercial banks.

    The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may enter into reverse repurchase agreement transactions with the same parties with whom it may enter into repurchase agreements. However, the Funds do not currently enter into or intend to enter into such transactions
during the coming year.   Under a reverse repurchase agreement, a Fund sells
securities and agrees to repurchase them at a mutually agreed date and price. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing high-grade liquid debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser will monitor the creditworthiness of the dealers and banks with which the Funds enter into reverse repurchase agreement transactions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    Tax-Exempt Money Market Fund may purchase securities on a "when-issued" basis and may purchase and sell securities on a "forward commitment" basis.
When the Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; the Fund will likewise segregate securities it sells on a forward commitment basis.

PUTS

    To help assure appropriate liquidity, Tax-Exempt Money Market Fund may acquire Municipal Obligations which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. Immediately after acquisition of any put, Tax-Exempt Money Market Fund will not, with respect to 75% of the total amortized cost value of its assets, have invested more than 5% of the total amortized cost value of its assets in securities underlying puts from the same institution. An unconditional put, which is a put that would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities, will not be considered to be a put from that institution, provided that the amortized cost value of all securities held by the Fund and issued or guaranteed by the same institution does not exceed 10% of the total amortized cost value of the Fund's assets. For the purposes of this paragraph, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price and an unconditional put will be considered to be a guarantee of the underlying security or securities.

    If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, Tax-Exempt Money Market Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. It will be the Fund's policy to enter into puts only with issuers, banks or broker-dealers that are determined by the Adviser to present minimal credit risks.

ILLIQUID SECURITIES

    As set forth in the Prospectus, the Funds may invest in Rule 144A securities and commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

    Each Fund, consistent with its investment objective, may attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yield in different segments of the high-grade money market or among particular instruments within the same segment of the market. Since each Fund's assets will be invested in securities with short maturities and the Funds will manage their portfolios as described above, each Fund's portfolio will turn over several times a year. However, this will not generally increase the Funds' brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Funds invest.

    Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the portfolio turnover rate for each Fund will generally be insignificant.

INVESTMENT RESTRICTIONS

    In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

    As fundamental investment restrictions, no Fund will:

    1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto, or to Tax-Exempt Securities, as defined in the Prospectus. In addition, this restriction does not apply to obligations of United States banks, domestic branches thereof and United States branches of foreign banks subject to United States regulation. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

    2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction number 3 below and except to the extent that purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

    3. Borrow money (provided that the Funds may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. Each Fund may borrow money in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any money market instruments. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, such Fund will, within three business days, reduce its indebtedness to the extent necessary. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. With respect to each of the Funds, interest paid on borrowed funds will decrease the net earnings of the Fund. None of the Funds will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. None of the Funds will borrow money for leverage purposes (provided that the Funds may enter into reverse repurchase agreements for such purposes).

    4. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10%, with respect to Money Market Fund and U.S. Government Money Market Fund, and 20% with respect to Tax-Exempt Money Market Fund, of the value of their total assets to secure temporary or emergency borrowing.

    5.   Purchase or sell commodities or commodity futures contracts.

    6. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    7. Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

    As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

    1.   Invest more than 10% of its net assets in illiquid securities.

    2.   Invest in warrants.

    3.   Make short sales of securities.

    4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

    5. Invest in foreign securities, except as follows: (a) Money Market Fund may invest without limit in foreign securities, subject to the requirements of Rule 2a-7 of the 1940 Act, and (b) Tax-Exempt Money Market Fund may invest up to 5% of its total assets in foreign securities. For purposes of this investment limitation, securities of foreign issuers which are guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities are not considered foreign securities.

    6.   Loan portfolio securities.

    The identification of the issuer of a Tax-Exempt Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user then such nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of such Fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

    Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                           DIRECTORS AND EXECUTIVE OFFICERS

    The directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. The Company's directors and officers also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

    NAME, ADDRESS AND (AGE)            POSITION WITH THE COMPANY
    -----------------------            -------------------------

    William H. Ellis(*) (54)           Chairman of the Board of Directors
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    David T. Bennett (56)              Director
    3400 City Center
    33 South Sixth Street
    Minneapolis, Minnesota 55402

    Jaye F. Dyer (69)                  Director
    4670 Norwest Center
    90 South Seventh Street
    Minneapolis, Minnesota 55402

    Karol D. Emmerich (47)             Director
    7302 Claredon Drive
    Edina, Minnesota 55439

    Luella G. Goldberg (59)            Director
    7019 Tupa Drive
    Edina, Minnesota 55435

    David A. Hughey (65)               Director
    134 Powers Road
    Meredith, NH 03253

    George Latimer (61)                Director
    754 Linwood Avenue
    St. Paul, MN  55105

    Paul A. Dow (45)                   President
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Robert H. Nelson (33)              Vice President
    Piper Jaffray Tower                and Treasurer
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Susan S. Miley (39)                Secretary
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

---------------

(*) Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

    William H. Ellis is President of Piper Jaffray Companies Inc.; Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser"); President of the Adviser since 1994; Director of Piper Jaffray Inc..

    David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

    Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.

    Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

    Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

    David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

    George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

    Paul A. Dow is Chief Investment Officer and Senior Vice President of the Adviser.

    Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior thereto he had been a Vice President of the Adviser from 1991 to 1993.

    Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior to which she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

    Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

    The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

    The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

    The directors of the Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Company. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from the Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee is based on the combined total assets of the Company and Piper Institutional Funds Inc.)
The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if asses are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if
assets are $5 billion or over.   Members of the Audit Committee who are not
affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Company and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Subcommittee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

    The following table sets forth the compensation received by each director from the Company during the fiscal year ended September 30, 1996, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1995. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table. Mr. Hughey became a director of the Company on September 3, 1996.

                           Aggregate Compensation   Total Compensation
Director                       from the Company    from Fund Complex(*)
--------                   ----------------------  --------------------
David T. Bennett                    $  6,400           $  61,700
Jaye F. Dyer                        $  6,775           $  67,700
Karol D. Emmerich                   $  6,775           $  67,700
Luella G. Goldberg                  $  7,150           $  70,700
George Latimer                      $  6,400           $  64,700
David A. Hughey                         $  0                $  0

--------------

(*) Currently consists of 20 registered investment companies managed by the Adviser or an affiliate of the Adviser, including the Company. During the 1995 calendar year, the Fund Complex consisted of up to 27 such investment companies, several of which were merged or consolidated during the year. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor") acts as the Funds' distributor. Each will act as such pursuant to a written agreement which will be periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

    The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    The Adviser acts as the investment adviser of the Funds under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Funds) and the shareholders of the Funds.

    The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

    Pursuant to the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                              Annual Advisory Fee
Average Net Asset Values                        as Percentage of
    of the Fund                                Average Net Assets
------------------------                      -------------------
On the first $500,000,000                             .50%
On the next $250,000,000                              .425%
On the next $250,000,000                              .375%
On the next $500,000,000                              .35%
On the next $500,000,000                              .325%
On the next $500,000,000                              .30%
On average assets of over
   $2,500,000,000                                     .275%

    Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund paid $5,287,804, $995,914 and $972,714, respectively, in advisory fees for the fiscal year ended September 30, 1994, $5,857,287, $1,105,123 and $966,676, respectively, in advisory fees for the fiscal year ended September 30, 1995 and $7,536,110, $1,477,604 and $1,122,039, respectively for the fiscal year ended September 30, 1996.

    Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

    The same security may be suitable for more than one of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

    The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

    Rule l2b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

    Rule l2b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule l2b-1(b)(3) requires that the plan or agreement provide, in substance:

         (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule l2b-1;
         (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
         (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

    Rule l2b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1.

    Rule 12b-1(c) provides that the Company may rely upon Rule l2b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule l2b-1(e) provides that the Company may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

    Pursuant to the provisions of the Distribution Plan, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund each pays a quarterly fee to the Distributor equal, on an annual basis, to .30% of such Fund's average daily net
assets.   The fee for Money Market Fund is equal to .30% of such Fund's average daily net assets attributable to Class A shares and 1.00% of such Fund's average daily net assets attributable to Class B shares. Such fees are paid for servicing of the Funds' shareholder accounts and providing distribution-related services to the Funds. As described in the Prospectus, a portion of each Fund's total fee is paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Funds ("Distribution Expenses"), and a portion of the fee is paid as a shareholder servicing fee and will be used by the distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to the Funds

("Shareholder Servicing Costs"). Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; interest expenses; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative services not otherwise required to be provided by the Funds' Adviser or transfer agent.

    For each of the fiscal years ended September 30, 1994, 1995 and 1996, the Distributor voluntarily limited amounts payable under the Distribution Plan to an annual rate of .20% of average daily net assets for each Fund. The Distributor intends to limit its Rule 12b-1 fees to the same extent for the fiscal year ending September 30, 1997, provided that it does not intend to limit Rule 12b-1 fees payable with respect to Money Market Fund's Class B shares. Money Market Fund paid Rule 12b-1 fees for the fiscal years ended September 30, 1994, 1995 and 1996 of $2,450,296, $2,725,532 and $3,774,268, respectively.
(There were no Class B shares of Money Market Fund outstanding during these periods.) U.S. Government Money Market Fund paid distribution fees for the fiscal years ended September 30, 1994, 1995 and 1996 of $399,419, $443,366 and $587,962, respectively. Tax-Exempt Money Market Fund paid distribution fees for the fiscal years ended September 30, 1994, 1995 and 1996 of $389,086, $381,907 and $446,581, respectively.

    Distribution fees for the fiscal year ended September 30, 1996, were used by the Distributor as follows:

                                                U.S. Government   Tax-Exempt
                                   Money Market   Money Market   Money Market
                                       Fund           Fund           Fund
                                   ------------  --------------  ------------
Advertising . . . . . . . . .   $        -0-     $      -0-     $    -0-
Printing and Mailing of
 Prospectuses to Other
 than Current Shareholders               -0-            -0-          -0-
Compensation to Under-
 writers (trail fees to
 Investment Executives)         $  3,774,268     $  587,962     $  446,581
Compensation to Dealers                  -0-            -0-          -0-
Compensation to Sales
 Personnel                               -0-            -0-          -0-
Interest, Carrying or Other
 Finance Charge                          -0-            -0-          -0-
Other (Specify)                          -0-            -0-          -0-
                                ------------     ----------     ----------
                                $  3,774,268     $  587,962     $  446,581

UNDERWRITING AND DISTRIBUTION AGREEMENT

    Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $9.00 per active shareholder account by each Fund and $6.00 per inactive account (defined as an account that has a balance of shares in any of the Funds but that does not require a client statement for the current month) by each Fund. There is no charge for a closed shareholder account (defined as an account that has been inactive for at least three consecutive months). Such fee is payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    During the fiscal year ended September 30, 1996, Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund paid $3,189,833, $201,049, and $120,803, respectively, to the Distributor and $18,085, $0 and $0, respectively to Piper Trust under the Shareholder Account Servicing Agreements.

                  PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

    Because each Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Funds' portfolio transactions are effected without the payment of brokerage commissions, but at net prices which usually include a markup. Most of the Funds' transactions are with the issuer, or with major dealers on a principal basis acting for their own account and not as brokers. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor on a securities exchange if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Funds intend to comply with Section 17(e)(1) of the 1940 Act. For the fiscal years ended September 30, 1994, 1995 and 1996, the Funds did not pay any brokerage commissions.

    The Adviser is responsible for effecting securities transactions for each of the Funds. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions at the most favorable net price, considering the state of the market at the time. Frequently the Adviser selects a broker-dealer to effect a particular transaction without contacting all broker-dealers who might be able to effect such transaction, because of the volatility of the money market and the desire to accept a particular price for a security because the price offered by the broker-dealer meets a Fund's guidelines for profit, yield, or both.

    When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

    The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. In the event any transactions are executed on an agency basis, the Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

    Any portfolio transactions for the Funds executed on an agency basis may be effected through the Distributor. In determining the commissions to be paid to the Distributor, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

    From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. As of September 30, 1996, Money Market Fund held $29,971,824 of securities issued by Goldman Sachs Group L.P., $31,537,877 of securities issued by Merrill Lynch & Co., Inc., and $28,974,677 of securities issued by Morgan Stanley Group, Inc. During the 1996 fiscal year, Money Market Fund also purchased securities issued by C.S. First Boston, Goldman Sachs Group L.P., Merrill Lynch & Co., Inc. and Morgan Stanley Group, Inc. During the 1996 fiscal year, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund did not purchase any securities of their regular brokers or dealers or parent companies of such brokers or dealers.

                        CAPITAL STOCK AND OWNERSHIP OF SHARES

    Each Fund's shares constitute a separate series of the Company's common stock. The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.

    As of February 11, 1997, no shareholder owned of record or was known by the Funds to own beneficially 5% or more of the outstanding shares of any of the
Funds.   The directors and officers of the Company as a group owned less than 1%
of the outstanding shares of each Fund as of such date. There were no Class B shares of Money Market Fund outstanding as of such date.

                      NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The method for determining the public offering price of Fund shares (which is equal to their net asset value) is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received.
The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day,

Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

    The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund may also fluctuate. On September 30, 1996, the net asset value per share for each Fund (Class A shares of Money Market Fund) was calculated as follows:

                                  MONEY MARKET FUND

Net Assets ($1,965,800,008)       = Net Asset Value Per Share
----------------------------------          ($1.00)
Shares Outstanding (1,965,800,008)

                          U. S. GOVERNMENT MONEY MARKET FUND

Net Assets ($291,021,811)         = Net Asset Value Per Share
----------------------------------          ($1.00)
Shares Outstanding (291,021,811)

                             TAX-EXEMPT MONEY MARKET FUND

Net Assets ($209,938,990)          = Net Asset Value Per Share
----------------------------------          ($1.00)
Shares Outstanding (209,938,990)

    There were no Class B shares of Money Market Fund outstanding as of such date.

    Each Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

    Pursuant to Rule 2a-7, the Board of Directors has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of each of the Funds and their shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. Each of the Funds will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to Fund shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize each Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share, calculated using available market quotations, from each Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Each Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and not exceeding 90 days, will not purchase any instrument with a remaining maturity of greater than 397 calendar days, will limit its portfolio investments to those U.S. dollar-denominated instruments which the Board determines present minimal credit risks and which are at the time of acquisition Eligible Securities (as defined in Rule 2a-7), and will record, maintain and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                               PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Funds may refer to each Fund's "yield," "average annual total return" and "cumulative total return."

    Each Fund may issue current yield quotations. Simple yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7. The resulting yield figure will be carried to at least the nearest hundredth of one percent. Effective yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                    365/7
         Effective Yield = [(Base Period Return +1)      ] -1

    When calculating the foregoing yield or effective yield quotations, the calculation of net change in account value will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring accounts or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation are excluded from the calculation of yield and effective yield.

    Tax-Exempt Money Market Fund may also advertise its tax equivalent yield. This yield will be computed by dividing that portion of the seven-day yield or effective yield of the Fund (computed as set forth above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

    The Funds' yields, effective yields and, in the case of Tax-Exempt Money Market Fund, tax-equivalent yield (assuming a 36% federal income tax rate), based upon the seven days ended September 30, 1996, are set forth below. Information for Money Market Fund relates to such Fund's Class A shares; there were no Class B shares of Money Market Fund outstanding as of such date.

                                     Effective  Tax-Equivalent  Tax-Equivalent
    Fund                Yield          Yield          Yield     Effective Yield
    ----                -----        ---------  --------------  ---------------
Money Market Fund       4.63%          4.74%            N/A            N/A
U.S. Government Money
  Market Fund           4.55%          4.66%            N/A            N/A
Tax-Exempt Money
  Market Fund           2.81%          2.85%          4.39%          4.45%

    During some of the periods for which yields are calculated, the Adviser voluntarily waived certain Rule 12b-1 fees for each Fund, thereby increasing yields. These fees may or may not be waived or paid in the future, in the Adviser's discretion. The following table sets forth the yields of each Fund as of September 30, 1996, absent the waiver of fees.

                                     Effective  Tax-Equivalent  Tax-Equivalent
    Fund                Yield          Yield          Yield     Effective Yield
    ----                -----        ---------  --------------  ---------------
Money Market Fund       4.53%          4.64%            N/A            N/A
U.S. Government Money
  Market Fund           4.45%          4.56%            N/A            N/A
Tax-Exempt Money
  Market Fund           2.71%          2.75%          4.23%          4.30%


    Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          n
                                    P(1+T)  = ERV

         Where:      P  =    a hypothetical initial payment of $1,000;
                     T  =    average annual total return;
                     n  =    number of years; and
                   ERV  =    ending redeemable value at the end of the period
                             of a hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and any capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the average annual total return of each Fund for various periods ended September 30, 1996. Information for Money Market Fund relates to such Fund's Class A shares; there were no Class B shares of Money Market Fund outstanding as of such date.


                                                           Average Annual Total Returns
                                 -----------------------------------------------------------------------------------
                                                                                       Absent Voluntary
                                                Actual                                    Fee Waivers
                                 --------------------------------------       --------------------------------------
                                                                Since                                        Since
                                 1 Year         5 Year        Inception       1 Year         5 Year        Inception
                                 ------         ------        ---------       ------         ------        ---------
Money Market Fund
  (Inception 3/16/87)             4.79%          3.79%          5.40%          4.69%          3.69%          5.29%

U.S. Government Money
  Market Fund
  (Inception 7/5/88)              4.72%          3.77%          5.16%          4.62%          3.67%          5.03%

Tax-Exempt Money
  Market Fund
  (Inception 7/5/88)              2.80%          2.51%          3.57%          2.70%          2.41%          3.44%


    Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  CTR = (ERV-P) 100
                                        -------
                                           P

         Where:    CTR =     Cumulative total return;
                   ERV =     ending redeemable value at the end of the period
                             of a hypothetical $1,000 payment made at the
                             beginning of such period; and
                   P    =    initial payment of $1,000.

This calculation assumes all dividends and any capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The cumulative total return for the Class A shares of Money Market Fund from inception (March 16, 1987) to September 30, 1996 was 64.99%. (There were no Class B shares of Money Market Fund outstanding during such period.) The cumulative total return for U.S. Government Money Market Fund from inception (July 5, 1988) to September 30, 1996 was 51.16%. The cumulative total return for Tax-Exempt Money Market Fund from inception (July 5, 1988) to September 30, 1996 was 33.37%. Had the Adviser not voluntarily waived certain fees, the total returns for Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund would have been 63.34%, 49.65% and 32.04%, respectively.

    In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. Performance information for the Funds also may be compared to various unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL.

                                 REDEMPTION OF SHARES

    Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

    Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted.
Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

                                       TAXATION

    Pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. For purposes of this calculation, any amount of income on which corporate-level income tax has been paid is deemed to have been distributed.

    Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

    Distributions paid from net realized capital gains, if any, will be taxable to shareholders as ordinary income. Capital gains from the sale or exchange of shares are also taxable.

    Distributions may be subject to state and local income taxes and the treatment thereof may differ from the federal income tax consequences discussed above.

TAX-EXEMPT MONEY MARKET FUND

    Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Money Market Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Money Market Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of Tax-Exempt Money Market Fund.

    For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal alternative minimum tax for all taxpayers and the federal environmental tax on corporations. Tax-Exempt Money Market Fund may invest in obligations the interest on which is treated as an item of tax preference, to the extent set forth in the Prospectus. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and earnings and profits for purposes of determining the federal corporate alternative minimum tax, the environmental tax imposed on corporations by
Section 59A of the Code, and the branch profits tax imposed on foreign corporations under Section 884 of the Code.

    Because liability for AMT in the case of individuals will depend upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Money Market Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in the Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

    For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

    The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax-exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for Tax-Exempt Securities. The Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in Tax-Exempt Securities which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if a Tax-Exempt Security in the Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

                                 GENERAL INFORMATION

    Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                                 FINANCIAL STATEMENTS

    The audited financial statements for the Funds dated September 30, 1996, as set forth in Funds' Annual Reports, are incorporated by reference into this Statement of Additional Information. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                                  PENDING LITIGATION

    Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

    Two additional complaints relating to the Institutional Government Income Portfolio remain pending. These complaints were brought by investors who requested exclusion from the settlement class and are based on claims similar to those asserted in the consolidated Class Action complaint. The first pending complaint was brought on April 11, 1995, and filed in the Minnesota State District Court, Hennepin County. This action was removed to United States District Court, District of Minnesota. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, Piper Funds Inc., Morton Silverman and Worth Bruntjen. A second pending complaint relating to the Institutional Government Income Portfolio was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by some of individual investors who requested exclusion from the settlement class in the IN RE: PIPER FUNDS INC. action.

    A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation.
On August 23, 1996, the Court granted final approval to the parties' agreement to settle all outstanding cliams of the purported class action. The Effective Date of the Settlement Agreement was September 23, 1996. The Settlement Agreement provides for $14 million in principal payments consisting of $500,000 which was paid upon the Court's preliminary approval, $1.5 million which was paid on the Effective Date of the Settlement Agreement, and payments of $3 million on each anniversary of the Effective Date for the next four years, with accrued interest payments of up to $1.8 million. A number of actions have been commenced in arbitration by individual investors in the American Adjustable Rate Term Trusts.

    A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United

Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The named plaintiffs and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court, a settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards may submit shareholder proposals to convert these funds to an open-end format. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value.

    Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

    Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The named plaintiff and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court and a sufficiently large percentage of the putative class members, a settlement agreement consistent with the terms of the agreement-in-principle would provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser on the effective date of the settlement. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.

    The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                      APPENDIX A
                                       RATINGS

    Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service LP ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

    The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

    The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

    The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets, and sound liquidity factors and company fundamentals. Risk factors are small.

    The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

    Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances differ only in small degrees from issues rated AAA.

    Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

    Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

    Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt. Bonds rated AA are considered by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

    Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA by IBCA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial condition may increase investment risk, albeit not very significantly.

    IBCA also assigns a rating to certain international and U.S. banks.  An
IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely upon support from state authorities or its owners.

    In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

                                        PART C

                                  OTHER INFORMATION

                   Growth Fund, Emerging Growth Fund, Small Company
           Growth Fund, Growth and Income Fund, Balanced Fund, Intermediate
           Bond Fund, National Tax-Exempt Fund, Minnesota Tax-Exempt Fund,
                       Money Market Fund, U.S. Government Money
                     Market Fund and Tax-Exempt Money Market Fund

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements are incorporated by reference to the Registrant's Annual Reports previously filed with the Commission.

(b) Exhibits:

    1.1    Restated Articles of Incorporation dated November 23, 1993 *
    1.2    Certificate of Designation of Series M Common Shares *
    1.3 Certificate of Designation of Class A and Class B Common Shares of Series A, B, C and E and of Class A, Class B and Class Y Common Shares of Series K and Series L and of Class A and Class Y Common Shares of Series H (2)
    2.1    Bylaws *
    2.2    Amendment to Bylaws dated July 6, 1995 *
    2.3    Amendment to Bylaws dated September 13, 1996 (1)
    5.1    Investment Advisory and Management Agreement dated
           February 19, 1987*
    5.2 Supplement to Investment Advisory and Management Agreement dated April 4, 1988 *
    5.3 Supplement to Investment Advisory and Management Agreement dated March 16, 1990 *
    5.4 Supplement to Investment Advisory and Management Agreement dated July 21, 1992 *
    5.5 Supplement to Investment Advisory and Management Agreement dated April 10, 1995 *
    6      Distribution Agreement (dated 2/18/97) (2)
    9.1 Shareholder Account Servicing Agreement with Piper Trust Company (dated 11/18/96) (2)
    9.2 Shareholder Account Servicing Agreement with Piper Jaffray Inc. (dated 11/30/95) (2)
    10.1   Opinion and Consent of Dorsey & Whitney P.L.L.P. (April 7, 1995) *
    10.2 Opinion and Consent of Dorsey & Whitney LLP with respect to Class and Class B shares of Series A, B, C and E; Class A, Class B and Class Y shares of Series K and Series L; and Class A and Class Y of Series H (2)
    11     Consent of KPMG Peat Marwick LLP (2)
    13     Letter of Investment Intent dated April 6, 1995 *
    15     Amended Plan of Distribution (effective 2/18/97) (2)
    17     Power of Attorney dated November 15, 1996 (2)
    18     Plan pursuant to Rule 18f-3 under the Investment Company Act of
           1940 (2)

    ------------------------
    * Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed with the Commission on November 27, 1995.
    (1) Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 13, 1996.
    (2)    Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

    As of February 11, 1997, the following Class A Common Shares were outstanding. There were no Class B shares or Class Y shares, as applicable, outstanding of any Fund:

                                                                    Number of
                                  Title of Class                 Record Holders
                                  --------------                 --------------

Growth Fund                       Common Shares                      12,235
Emerging Growth Fund              Common Shares                      21,439
Small Company Growth Fund         Common Shares                       4,350
Growth & Income Fund              Common Shares                       9,273
Balanced Fund                     Common Shares                       2,598
Intermediate Bond Fund            Common Shares                       2,385
Government Income Fund            Common Shares                       4,935
National Tax-Exempt Fund          Common Shares                       1,483
Minnesota Tax-Exempt Fund         Common Shares                       2,718
Money Market Fund                 Common Shares                     343,350
U.S. Government Money Market Fund Common Shares                      20,867
Tax-Exempt Money Market Fund      Commons Shares                     12,211

ITEM 27.  INDEMNIFICATION

    The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding of the person against judgments, penalties, fines, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

    Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Information on the business of the Adviser is described in the section of the Prospectus, incorporated by reference in this Registration Statement, entitled "Management -- Investment Adviser."

    The officers and directors of the Adviser and their titles are as follow:

         Name                               Title
         ----                               -----
    William H. Ellis                   President, Director and Chairman of
                                       the Board
    Deborah K. Roesler                 Director
    Bruce C. Huber                     Director
    David E. Rosedahl                  Director
    Momchilo Vucenich                  Director
    Paul A. Dow                        Senior Vice President and
                                       Chief Investment Officer
    Susan S. Miley                     Senior Vice President, General
                                       Counsel and Secretary
    Worth Bruntjen                     Senior Vice President
    Richard Daly                       Senior Vice President
    Michael C. Derck                   Senior Vice President
    Richard W. Filippone               Senior Vice President
    John J. Gibas                      Senior Vice President

    Marijo A. Goldstein                Senior Vice President
    Mark R. Grotte                     Senior Vice President
    Jerry F. Gudmundson                Senior Vice President
    Robert C. Hannah                   Senior Vice President
    Lynne Harrington                   Senior Vice President
    Kim Jenson                         Senior Vice President
    Russell J. Kappenman               Senior Vice President
    Kimberly F. Kaul                   Senior Vice President
    Lisa A. Kenyon                     Senior Vice President
    Thomas S. McGlinch                 Senior Vice President
    Curt D. McLeod                     Senior Vice President
    Steven V. Markusen                 Senior Vice President
    Paula Meyer                        Senior Vice President
    Robert H. Nelson                   Senior Vice President
    Gary Norstrem                      Senior Vice President
    Nancy S. Olsen                     Senior Vice President
    Ronald R. Reuss                    Senior Vice President
    Bruce D. Salvog                    Senior Vice President
    John K. Schonberg                  Senior Vice President
    Sandra K. Shrewsbury               Senior Vice President
    Eric L. Siedband                   Senior Vice President
    David M. Steele                    Senior Vice President
    Jill A. Thompson                   Senior Vice President
    Robert H. Weidenhammer             Senior Vice President
    John G. Wenker                     Senior Vice President
    Douglas J. White                   Senior Vice President
    Cynthia K. Castle                  Vice President
    Molly Destro                       Vice President
    Julie Deutz                        Vice President
    Rochelle B. Gonzo                  Vice President
    Joyce A. K. Halbe                  Vice President
    Joan L. Harrod                     Vice President
    Mary M. Hoyme                      Vice President
    Amy K. Johnson                     Vice President
    John D. Kightlinger                Vice President
    Wan-Chong Kung                     Vice President
    Jane C. Longueville                Vice President
    Robert D. Mellum                   Vice President
    Steven Meyer                       Vice President
    Thomas Moore                       Vice President
    Chris Neuharth                     Vice President
    Paul D. Pearson                    Vice President
    Catherine M. Stienstra             Vice President
    Shaista Tajamal                    Vice President
    Jane K. Welter                     Vice President
    Marcy K. Winson                    Vice President
    Fong P. Woo                        Vice President

    Principal occupations of Messrs. Ellis, Dow, Nelson and Ms. Miley are set forth in the Statement of Additional Information under the heading "Directors and Officers." MR. HAYSSEN is a Director of the Adviser and has been Chief Information Officer of Piper Jaffray Companies Inc. since January 1996 and a Managing Director of Piper Jaffray Inc. ("Piper Jaffray") since 1986, prior to which he was a Managing Director of Piper Jaffray Companies Inc. from 1987 to 1995, Chief Financial Officer of Piper Jaffray from 1988 to 1995, Chief Financial Officer of the Adviser from 1989 to 1995 and Chief Operating Officer
of the Adviser from 1994 to 1995.   MR. HUBER has been a Director of the Adviser
since 1985 and a Managing Director of Piper Jaffray since 1986. MR. ROSEDAHL is a Director of the Adviser and Managing Director and Secretary for Piper Jaffray and Managing Director, Secretary and General Counsel for Piper Jaffray Companies Inc. MR. VUCENICH has been a Director of the Adviser since 1994 and a Managing Director of Piper Jaffray Inc. since 1993.

    MR. BRUNTJEN has been a Senior Vice President of the Adviser since 1988.
 MR. DALY has been a Senior Vice President of the Adviser since November 1996, prior to which he had been a Vice President of the Adviser from 1992 to 1996 and an Assistant Vice President of Piper Jaffray since 1990. MR. DERCK has been a Vice President of the Adviser since November 1992, prior to which he had been a manager of Advisory Accounts Services with the Adviser since April 1992 and, before that, an Assistant Vice President at First Trust since 1976. MR. FILIPPONE has been a Senior Vice President of the Adviser since 1991. MR. GIBAS has been a Senior Vice President of the Adviser since 1992, prior to which he had been a Vice President of the Adviser from 1987 to 1992. MS. GOLDSTEIN has been a Senior Vice President of the Adviser since 1993, prior to which she was a Vice President of the Adviser from 1991 to 1993. MR. GROTTE has been a Senior Vice President of the Adviser since 1992, prior to which he had been a Vice President of the Adviser from 1988 to 1992. MR. GUDMUNDSON has been a Senior Vice President of the Adviser since 1995, prior to which he was an Executive Vice President at Resource Capital Advisers from 1991 to 1995. MR. HANNAH has been a Senior Vice President of the Adviser since 1995, prior to which he was manager of Craig and Associates in Seattle, Washington from 1993 to 1994, and prior thereto, he was manager of Exvere in Seattle from January 1993 to August 1993 and a registered representative at Geneva in Irvine, California from 1991 to 1992. MS. HARRINGTON has been a Senior Vice President of the Adviser since 1995, prior to which she was a Managing Director at Piper Jaffray Inc. in the Public Finance Department. MS. KENYON has been a Senior Vice President of the Adviser since 1992, prior to which she had been a financial adviser for a private family in Los Angeles. MS. JENSON has been a Senior Vice President of the Adviser since 1996, prior to which she was a Managing Director at Piper Trust since 1991. MR. KAPPENMAN has been a Senior Vice President of the Adviser since November 1996, prior to which he was a Vice President of the Adviser from 1991 to 1996. MS. KAUL has been a Senior Vice President of the Adviser since November 1996 and Director of Corporate Communications of the Adviser since 1991, prior to which she was a Vice President of the Adviser from 1991 to 1996. MR. MCGLINCH has been a Senior Vice President of the Adviser since 1995, prior to which he had been a Vice President of the Adviser since 1992 and, prior thereto, he had been a specialty products trader at FBS Investment Services from 1990 to 1992. MR. MCLEOD has been a Senior Vice President of the Adviser since 1995, prior to which he had a Vice President of the Adviser since 1994, and prior thereto, a

Vice President of Piper Jaffray since 1991. MR. MARKUSEN has been a Senior Vice President of the Adviser since 1993, prior to which had been a senior vice president of Investment Advisers, Inc., in Minneapolis, Minnesota from 1989 to 1993. MS. MEYER has been a Senior Vice President of the Adviser since 1994, prior to which she had been a Vice President of Secura Insurance, Appleton, Wisconsin from 1988 to 1994. MR. NORSTREM has been a Senior Vice President of the Adviser since 1993, prior to which he was Treasurer of the City of Saint Paul, Minnesota for twenty-eight years. MS. OLSEN has been a Senior Vice President of the Adviser since 1991. MR. REUSS has been a Senior Vice President of the Adviser since 1989. MR. SALVOG has been a Senior Vice President of the Adviser since 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1984 to 1992. MR. SCHONBERG has been a Senior Vice President of the Adviser since 1995, prior to which he was a Vice President of the Adviser from 1992 to 1995 and a portfolio manager for the Adviser since 1989. MS. SHREWSBURY has been a Senior Vice President of the Adviser since 1993, prior to which she had been a Managing Director of Piper Jaffray since 1992, and a Vice President of Piper Jaffray since 1990. MR. SIEDBAND has been a Senior Vice President of the Adviser since November 1996, prior to which he was a Vice President of the Adviser from 1992 to 1996. MR. STEELE has been a Senior Vice President of the Adviser since 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1987 to 1992. MS. THOMPSON has been a Senior Vice President of the Adviser since November 1996, prior to which she was a Vice President of the Adviser from 1994 to 1996, and prior thereto, a Vice President of Piper Jaffray since 1991. MR. WEIDENHAMMER has been a Senior Vice President of the Adviser since 1991. MR. WENKER has been a Senior Vice President of the Adviser since 1993, prior to which he had been a Managing Director of Piper Jaffray from 1992 to 1993, and prior thereto, the Director of Revitalization Resources of the Minneapolis Community Development Agency from 1990 to 1992. MR. WHITE has been a Senior Vice President of the Adviser since 1991.

    MS. CASTLE has been a Vice President of the Adviser since 1994, prior to which she was a client service associate of the Adviser since 1990. MS. DESTRO has been a Vice President of the Adviser since 1994, prior to which she was an Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser. MS. DEUTZ has been a Vice President of the Adviser since September 1995, prior to which she was an Assistant Vice President at Daiwa Bank, Ltd. from 1992 to September 1995 and a manager of financial reporting at The Churchill Companies from 1991 to 1992. MS. GONZO has been a Vice President of the Adviser since November 1996, prior to which she was a communications manager of the Adviser since 1993, and prior thereto, a senior financial communications specialist at Minnesota Mutual in St. Paul, Minnesota from 1986 to 1993. MS. HALBE has been a Vice President of the Adviser since 1996, prior to which she was a Vice President at First Asset Management since 1990. MS. HARROD has been a Vice President of the Adviser since 1992 and has been a trader for the Adviser since 1989. MS. HOYME has been a Vice President of the Adviser since 1996, prior to which she had been a Vice President at First Asset Management since 1989. MS. JOHNSON has been a Vice President of the Adviser since 1994, prior to which she was an Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser. MR. KIGHTLINGER has been a Vice President of the Adviser since 1991. MS. KUNG has been a Vice President of the Adviser since 1993, prior to which she had been a Senior Consultant at Cytrol Inc. from 1989 to 1992. MS. LONGUEVILLE has been a Vice President of the Adviser since November 1996, prior to which she was an Assistant Vice President since 1995, and prior thereto, a communications manager at the Adviser. MR. MELLUM has been a Vice President of the Adviser since 1996, prior to which he was an Assistant Vice President of the Adviser since 1995, and prior thereto, a credit analyst at the Adviser since 1993, and prior to that he was a student. MR. MEYER has been a Vice President of the Adviser since 1994 and manager of Systems Integration for the Adviser since 1991. MR. MOORE has been a Vice President of the Adviser since 1992, prior to which he was a Portfolio Manager at Alpine Capital Management from 1990 to 1992 and a broker at Hanifen Capital Management from 1990 to 1992. MR. NEUHARTH has been a Vice President of the Adviser since 1996, prior to which he had been a senior mortgage trader at FBS Mortgage since 1995, and prior thereto, a fixed income portfolio manager at Fortis Financial since 1987. MR. PEARSON has been a Vice President of the Adviser since 1995, prior to which he was Mutual Funds Accounting Manager of the Adviser from 1994 to 1995 and prior thereto, Director of Fund Operations at Norwest Bank, Minneapolis from 1992 to 1994. MS. STIENSTRA has been a Vice President of the Adviser since November 1995 and a municipal bond trader of the Adviser since June 1995, prior to which she was an assistant analyst of the Adviser from 1991 to 1994. MS. TAJAMAL has been a Vice President of the Adviser since 1995 and a portfolio manager of the Adviser since 1993, prior to which she was a money market analyst of the Adviser from 1990 to 1993. MS. WELTER has been a Vice President of the Adviser since 1994, prior to which she was a client service associate of the Adviser since 1993 and a mutual fund accountant with the Adviser from 1990 to 1993. MS. WINSON has been a Vice President of the Adviser since November 1993, prior to which she was an Assistant Vice President of the Adviser since March 1993 and an educator from 1990 to 1992. MR. WOO has been a Vice President of the Adviser since 1994, prior to which he was a municipal credit analyst of the Adviser since 1992 and a credit specialist at a commercial trading firm from 1991 to 1992.

ITEM 29.  PRINCIPAL UNDERWRITERS

    (a) Piper Jaffray Inc. acts as principal underwriter for the Registrant and also for three other open-end investment companies, Piper Funds Inc. -- II, the shares of which are currently offered in one series, Piper Institutional Funds Inc., the shares of which are currently offered in one series and Piper Global Funds Inc., the shares of which are currently offered in two series. Piper Jaffray has acted as principal underwriter in connection with the initial public offering of shares of 23 closed-end investment companies.

    (b) The name, positions and offices with Piper Jaffray Inc., and positions and offices with the Registrant of each director and officer of Piper Jaffray Inc. are as follow:

                             Positions and Offices        Positions and Offices
    Name                       with Underwriter              with Registrant
-------------------        ------------------------------ ---------------------
Addison L. Piper           Chairman of the Board of                  None
                           Directors and Chief Executive
                           Officer
Andrew S. Duffe            President                                 None

Ralph W. Burnet            Member of the Board                       None
                           of Directors

William H. Ellis           Member of the Board                       None
                           of Directors

John L. McElroy, Jr.       Member of the Board                       None
                           of Directors

Kathy Halbreich            Member of the Board                       None
                           of Directors

Robert S. Slifka           Member of the Board                       None
                           of Directors

David Stanley              Member of the Board                       None
                           of Directors

James J. Bellus            Managing Director                         None

AnnDrea M. Benson          Managing Director and                     None
                           General Counsel

Lloyd K. Benson            Managing Director                         None

Gary J. Blauer             Managing Director                         None

Karen M. Bohn              Managing Director                         None

Sean K. Boyea              Managing Director                         None

Ronald O. Braun            Managing Director                         None

Jay A. Brunkhorst          Managing Director                         None

Edward M. Caillier         Managing Director                         None

Kenneth S. Cameranesi      Managing Director                         None

Stephen M. Carnes          Managing Director                         None

Joseph V. Caruso           Managing Director                         None

Antonio J. Cecin           Managing Director                         None

Joyce E. Chaney            Managing Director                         None

Kenneth P. Clark           Managing Director                         None

Linda A. Clark             Managing Director                         None

Stephen B. Clark           Managing Director                         None

John P. Clausen            Managing Director                         None

Mark Copman                Managing Director                         None

David P. Crosby            Managing Director                         None

Mark A. Curran             Managing Director                         None

George S. Dahlman          Managing Director                         None

William E. Darling         Managing Director                         None

Michael D. Deede           Managing Director                         None

Jack C. Dillingham         Managing Director                         None

Mark T. Donahoe            Managing Director                         None

Darci L. Doneff            Managing Director                         None

Michael D. Duffy           Managing Director                         None

Andrew W. Dunleavy         Managing Director                         None

Richard A. Edstrom         Managing Director                         None

Fred R. Eoff, Jr.          Managing Director                         None

Richard D. Estenson        Managing Director                         None

Francis E. Fairman IV      Managing Director                         None

John R. Farrish            Managing Director                         None

G. Richard Ferguson        Managing Director                         None

Paul Ferry                 Managing Director                         None

Mark E. Fisler             Managing Director                         None

Michael W. Follett         Managing Director                         None

Daniel P. Gallaher         Managing Director                         None

Peter M. Gill              Managing Director                         None

Kevin D. Grahek            Managing Director                         None

Paul D. Grangaard          Managing Director                         None

Thomas J. Gunderson        Managing Director                         None

James S. Harrington        Managing Director                         None

Charles N. Hayssen         Managing Director                         None

William P. Henderson       Managing Director                         None

Allan F. Hickok            Managing Director                         None

Richard L. Hines           Managing Director                         None

David B. Holden            Managing Director                         None

Charles E. Howell          Managing Director                         None

Bruce C. Huber             Managing Director                         None

Elizabeth A. Huey          Managing Director                         None

John R. Jacobs             Managing Director                         None

Earl L. Johnson            Managing Director                         None

Richard L. Johnson         Managing Director                         None

Nicholas P. Karos          Managing Director                         None

Paul P. Karos              Managing Director                         None

Richard G. Kiss            Managing Director                         None

Gordon E. Knudsvig         Managing Director                         None

Jerome P. Kohl             Managing Director                         None

Eric W. Larson             Managing Director                         None

Michael L. Libera          Managing Director                         None

Marina M. Lyon             Managing Director                         None

Robert J. Magnuson         Managing Director                         None

Robert E. Mapes            Managing Director                         None

Peter T. Mavroulis         Managing Director                         None

Timothy R. McClernon       Managing Director                         None

Michael P. McMahon         Managing Director                         None

G. Terry McNellis          Managing Director                         None

Darryl L. Meyers           Managing Director                         None

Joseph E. Meyers           Managing Director                         None

John V. Miller             Managing Director                         None

Davil L. Miogley           Managing Director                         None

Dennis V. Mitchell         Managing Director                         None

Edward P. Nicoski          Managing Director                         None

Barry J. Nordstrand        Managing Director                         None

Benjamin S. Oehler         Managing Director                         None

Brooks G. O'Neil           Managing Director                         None

John P. O'Neill            Managing Director                         None

John Otterlei              Managing Director                         None

Robin C. Pfister           Managing Director                         None

Laurence S. Podobinski     Managing Director                         None

Steven J. Proeschel        Managing Director                         None

Rex W. Ramsay              Managing Director                         None

Brian J. Ranallo           Managing Director                         None

Jeffrey K. Ray             Managing Director                         None

Roger W. Redmond           Managing Director                         None

Robert P. Rinek            Managing Director                         None

Wesley L. Ringo            Managing Director                         None

Jim M. Roane               Managing Director                         None

Deborah K. Roesler         Managing Director                         None

Ross E. Rogers             Managing Director                         None

David E. Rosedahl          Managing Director                         None
                           and Secretary
Jeanne R. Rosengren        Managing Director                         None

David D. Rothschild        Managing Director                         None

Terry D. Sandven           Managing Director                         None

Thomas P. Schnettler       Managing Director                         None

Steven R. Schroll          Managing Director                         None

Joyce Nelson Schuette      Managing Director                         None\

Lawrence M. Schwartz, Jr.  Managing Director                         None

Morton D. Silverman        Managing Director                         None

Linda E. Singer            Managing Director                         None

David P. Sirianni          Managing Director                         None

Arch C. Smith              Managing Director                         None

Robert L. Sonnek           Managing Director                         None

Sandra G. Sponem           Managing Director                         None

Thomas E. Stanberry        Managing Director                         None

DeLos V. Steenson          Managing Director                         None

D. Greg Sundberg           Managing Director                         None

Robert D. Swerdling        Managing Director                         None

William H. Teeter          Managing Director                         None

Ann C. Tillotson           Managing Director                         None

Marie Uhrich               Managing Director                         None

Momchilo Vucenich          Managing Director                         None

Charles M. Webster, Jr.    Managing Director                         None

Darrell L. Westby          Managing Director                         None

David R. Westcott          Managing Director                         None

Douglas R. Whitaker        Managing Director                         None

James H. Wilford           Managing Director                         None

Stephen W. Woodard         Managing Director                         None

Mark Wren                  Managing Director                         None

Saul Yaari                 Managing Director                         None

Bradley F. Zilka           Managing Director                         None

Beverly J. Zimmer          Managing Director                         None

The principal business address of each of the individuals listed above is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrant at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804, except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by Investors Fiduciary Trust Company, 127 West Tenth Street, Kansas City, Missouri 64105.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable.

ITEM 32.  UNDERTAKINGS

    (a)  Not applicable.

    (b)  Not applicable.

    (c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished by the Registrant without charge.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 14th day of February 1997.


                                       PIPER FUNDS INC.
                                       (Registrant)


                                       By  /s/ Paul A. Dow
                                          --------------------------------
                                           Paul A. Dow
                                            President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Paul A. Dow           President (principal        February 14, 1997
------------------------- executive officer)
Paul A. Dow


/s/ Robert H. Nelson      Treasurer (principal        February 14, 1997
------------------------- financial and
Robert H. Nelson          accounting officer)


David T. Bennett*         Director

Jaye F. Dyer*             Director

William H. Ellis*         Director

Karol D. Emmerich*        Director

Luella G. Goldberg*       Director

David A. Hughey*          Director

George Latimer*           Director

*By  /s/ William H. Ellis
    -------------------------
    Paul A. Dow
    Attorney-in-Fact                                  February 14, 1997